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                                                                EXHIBIT 10.63

                          ASSET ACQUISITION AGREEMENT

        This Agreement is entered into as of February 26, 1996, by and among Sterigenics International, a California corporation ("Sterigenics"), and RTI Inc., a New York corporation ("RTI").

                                    RECITAL

        RTI desires to sell and Sterigenics desires to purchase certain tangible and intangible assets of RTI, and Sterigenics agrees to assume certain liabilities and obligations of RTI, as set forth under the terms of this Agreement.

        NOW, THEREFORE, in consideration of the representations, warranties and agreements herein contained, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

        Unless otherwise defined herein, when used in this Agreement the following terms shall have the following meanings:

        1.1 "Assumed Liabilities" shall mean (a) the Contracts, (b) the Trade Payables, (c) the Salem Guarantee, to the extent RTI is not released therefrom at or prior to the Closing, and (d) the obligations of RTI under leases and notes related to the financing of the Cobalt acquired by RTI in the ordinary course of business from the date hereof through the Closing Date.

        1.2 "Closing" shall mean the closing of the transactions contemplated by this Agreement.

        1.3 "Closing Date" shall mean the third business day after the conditions set forth in Articles IX and X are satisfied but not later than November 27, 1996, or such other date as the parties mutually have agreed to in writing.

        1.4     "Cobalt" shall mean the Cobalt 60 listed by serial number of
Schedule 1.4 attached hereto and any additional Cobalt 60 acquired hereafter by RTI through the Closing in the ordinary course of business.

        1.5 "Contracts" shall mean the contracts calling for future payments to or from RTI of less than $25,000 per annum, the contracts listed on Schedule 1.5 attached hereto and any contracts entered into by RTI through the Closing in accordance with Section 6.3.

        1.6 Excluded Liabilities" shall mean any and all liabilities, obligations or commitments of any nature of RTI and its Subsidiaries (other than the South Jersey Subsidiary),

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whether known or unknown, contingent or fixed or otherwise, including without limitation, all liabilities related to Hazardous Materials or compliance with Environmental Laws (each as defined in Section 4.15 below), all liabilities related to the employment and/or termination of personnel on or prior to the Closing, all taxes due and all sales, use, withholding and payroll taxes accrued to (but not including) the Closing, except the Assumed Liabilities.

        1.7 "Immaterial Liens" shall include liens on any Purchased Assets where the aggregate value of the Purchased Assets subject to all such liens is less than $30,000.

        1.8 "Improvements" shall mean all structures, buildings, improvements and fixtures, including without limitation all equipment and appliances used in connection with the operation or occupancy thereof, such as heating and air-conditioning systems and facilities used to provide any utility services, parking services, refrigeration, ventilation, trash disposal or other services owned by RTI or its Subsidiaries and located on or used in connection with the Real Properties.

        1.9 "Intangible Assets" shall mean all of RTI's and its Subsidiaries' interests in intellectual property rights, including without limitation, patents, trademarks, service marks, copyrights and applications therefor and registrations thereof, trade names, trade styles, trade secrets, know-how, processes, formulae, business and marketing plans, and confidential and other proprietary information that are owned by RTI and its Subsidiaries or that may be assigned by RTI and its Subsidiaries; and all of RTI's and its Subsidiaries' interest in computer software and data, including without limitation, all source and object codes, all manuals and other user materials, and all intangible data contained in or stored on computer hardware used in RTI's and its Subsidiaries' business as of the Closing Date.

        1.10 "IRB" shall mean the City of Salem Municipal Port Authority Port Development Revenue Bond (South Jersey Process Technology, Inc. Project) Series of 1984 Financing.

        1.11 "IRB Documentation" shall mean all documents relating to the indebtedness evidencing the IRB, including without limitation all indenture agreements, lease agreements, security agreements, guaranties, and bonds relating to the Salem Property (all as amended) and as set forth in Exhibit
10.1 to RTI's Annual Report on Form 10-KSB for the year ended December 31, 1994 and as set forth in the Trust Indenture dated as of December 1, 1984 between the City of Salem Municipal Port Authority and The Farmers and Merchants National Bank of Bridgeton.

        1.12 "North Carolina Property" means the real property and the Improvements thereon located in Haw River, North Carolina, owned by RTI or its Subsidiary and legally described in Exhibit 1.12 hereof.

        1.13 "Permitted Encumbrances" shall mean (i) the assessments due under the IRB, (ii) the liens and encumbrances incurred by RTI or its Subsidiaries in connection with obtaining financing for the purchase of the Cobalt, (iii) the Permitted Exceptions (as defined in Section 6.5(a) hereof),
(iv) liens for taxes not yet due, (v) Immaterial Liens, (vi) encumbrances other than liens which do not materially affect or interfere with the use of the Real Property in


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the manner presently used by RTI, value or transferability of the Purchased
Assets, (vii) UCC financing statements filed by lessors of personal property which relate solely to property owned by such lessors and leased to RTI; and
(viii) liens held by NJDEP provided that the condition set forth in Section 9.8 below is satisfied.

        1.14 "Prepaid Expenses" shall mean any prepaid expenses of RTI in the following categories: prepaid taxes, prepaid insurance premiums (to the extent such insurance policy is assignable) and prepaid supplies.

        1.15 "Purchased Assets" shall mean the Cobalt, the Tangible Assets, the Real Property Assets, the Subsidiary Stock, the Prepaid Expenses, the Receivables and the Intangible Assets.

        1.16 "Real Property" and "Real Properties" means, individually and collectively as the case may be, each of the North Carolina Property, the Rockaway Property and the Salem Property.

        1.17 "Real Property Assets" means the right, title and interest of RTI in the North Carolina Property and RTI's right to lease the Rockaway Property, together with the right, title and interest of RTI in the Improvements (other than improvements located on the Rockaway Property which shall be leased to Sterigenics) and in and to all intangible property owned by RTI and used in connection with such Real Properties (other than the Rockaway Property), including (i) all right, title and interest in all plans, drawings, specifications, land surveys, entitlements and approvals, engineering reports and other technical reports, if any, in the possession of RTI or which are available to RTI without additional cost and which were prepared in connection with the development of the Real Properties or the construction of the Improvements for such Real Properties; (ii) all hereditaments, privileges, tenements and appurtenances belonging to the Real Properties; (iii) all right, title and interest of RTI in and to all open or proposed highways, streets, roads, avenues, alleys, easements, strips, gores and rights-of-way in, on, across, in front of, contiguous to, abutting or adjoining the Real Properties;
(iv) all right, title and interest of RTI in and to any transferable licenses, permits and warranties now in effect with respect to the Improvements; and (v) all right, title and interest of RTI in and to any transferable warranties, guaranties, indemnities and claims relating to the construction, operation or maintenance of the Real Properties and/or the Improvements.

        1.18 "Receivables" shall mean all accounts receivable of RTI as of the Closing.

        1.19 "Rockaway Property" shall mean the real property shown as lots 1 through 10 of Block 30102 as shown on the assessment maps for the Township of Rockaway attached as Exhibit 1.19 hereof and the Improvements (including RTI's irradiation facility) thereon located in Rockaway, New Jersey, owned by RTI or its Subsidiary.

        1.20 "Salem Guarantee" shall mean the obligations of RTI pursuant to the IRB Documentation and the Agreement dated December 28, 1994 among the City of Salem, Municipal Port Authorities, RTI and the South Jersey Subsidiary, as amended.


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        1.21    "Salem Property" shall mean the real property legally described on Exhibit 1.21 hereof and the Improvements (including RTI's irradiation facility) thereon located in Salem, New Jersey, which is leased by the South Jersey Subsidiary.

        1.22 "Subsidiary" or "Subsidiaries" shall mean, with respect to any party, any corporation or other organization, whether incorporated or unincorporated, of which (i) such party or any other Subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which held by such party or any Subsidiary of such party do not have a majority of the voting interest in such partnership) or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such part or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

        1.23 "Subsidiary Stock" shall mean all the outstanding shares of Capital Stock of South Jersey Process Technology, Inc., a New Jersey corporation and a wholly-owned subsidiary of RTI (the "South Jersey Subsidiary").

        1.24 "Tangible Assets" shall mean all of the fixed assets, furniture, equipment and other tangible assets (other than cash, cash equivalents, Rockaway Property and the fixtures located on the Rockaway Property) as of the Closing Date.

        1.25 "Trade Payables" shall mean the accounts payable of RTI which are incurred through the Closing in the ordinary course of business.

                                   ARTICLE II

                               PURCHASE AND SALE

        2.1 Purchase and Sale. Subject to and upon the terms and conditions of this Agreement, on the Closing Date, RTI shall sell, assign, transfer, convey and deliver to Sterigenics (or its wholly-owned Subsidiaries) and Sterigenics (or its wholly-owned Subsidiaries) shall purchase from RTI, free and clear of all liens and encumbrances, except the Permitted Encumbrances, all of RTI's right, title and interest in and to the Purchased Assets (the "Acquisition"). RTI acknowledges that Sterigenics intends to assign certain of its rights and obligations hereunder to its wholly-owned Subsidiaries.

        2.2 Further Assurances; Instruments of Transfer. RTI shall execute and deliver such bills of sale and other recordable instruments of assignment, transfer and conveyance as Sterigenics shall reasonably request to document the sale, assignment, transfer, conveyance and delivery of the Purchased Assets; provided, however, that to the extent that any such request is made after the Closing, Sterigenics shall pay the out-of-pocket costs incurred by RTI responding to such request

        2.3 Closing Balance Sheet. The book value of the Purchased Assets and Assumed Liabilities shall be set forth on a separate statement of the consolidated assets and liabilities as of commencement of business on the Closing Date (the "Closing Balance Sheet")



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which shall be delivered by RTI to Sterigenics within thirty (30) days of the
Closing Date. The book value of the Subsidiary Stock for purposes of the Closing Balance Sheet shall exclude any intercompany transactions and any assets and liabilities unrelated to the business of the Salem Property facility. The Closing Balance Sheet shall be prepared by RTI in accordance with generally accepted accounting principles ("GAAP"), applied on a consistent basis with RTI's preceding year's audited consolidated financial statements. The Closing Balance Sheet shall contain appropriate pro-rata accruals to the Closing Date with respect to the Assumed Liabilities. Within thirty (30) days following the delivery of the Closing Balance Sheet, Sterigenics shall advise RTI as to whether Sterigenics elects, at its option and sole expense, to have the Closing Balance Sheet audited by Ernst & Young LLP ("Ernst & Young"). Such audit shall commence within such thirty (30) day period and shall proceed diligently to completion. In auditing the Closing Balance Sheet, Ernst & Young shall apply GAAP on a basis consistent with RTI's prior year's audited consolidated financial statements and, to the extent consistent with GAAP, shall follow the same accounting practices as employed by RTI's independent accountants. Sterigenics' failure to audit the Closing Balance Sheet shall in no manner limit Sterigenics' claims related to a breach of any representation or warranty contained in Article IV below.

        2.4 Consideration. As consideration for the Purchased Assets, Sterigenics (or its wholly-owned Subsidiaries) shall pay RTI a sum equal to the book value of the Purchased Assets less the book value of the Assumed Liabilities (as derived from RTI's Quarterly Report on Form 10-QSB (the "March Form 10-QSB") for the period ended March 31, 1996, plus $18,000 (the "Purchase Price"), subject to adjustment as provided below, to be payable as follows:

                (a) Subject to Section 9.1 and Section 9.4, an amount equal to the Purchase Price less (i) $1,036,000 and (ii) the amount required to be paid to the New Jersey Department of Environmental protection ("NJDEP") to release its liens on the Purchased Assets as specified in a letter to RTI from the NJDEP dated within five (5) business days prior to the Closing (the "Lien Amount") shall be paid at the Closing, payable, at the option of RTI, by delivery of a certified check of immediately available funds to RTI or by wire transfer to an account designated in writing by RTI.

                (b) The Lien Amount shall be paid at the Closing by delivery to RTI by certified check made payable to NJDEP which RTI shall deliver by courier to NJDEP within one (1)business day following the Closing.

                (c) 118,000 shares of convertible, redeemable Series A Preferred Stock of RTI, valued at $2.00 per share or an aggregate of Two Hundred Thirty-Six Thousand Dollars ($236,000), to be tendered to RTI.

                (d) The sum of Eight Hundred Thousand Dollars ($800,000) (the "Escrow Amount"), subject to adjustment as described below, shall be held in escrow and paid as follows: (i) upon the resolution of all claims for a Purchase Price Adjustment (as defined in Section 11.2 below) or the expiration of the period in which Sterigenics is entitled to make such a claim as set forth in clause (e) below, an aggregate of Four Hundred Thousand Dollars ($400,000) less the amount of any such Purchase Price Adjustment, and (ii) upon the six-month anniversary of the Closing, an aggregate of Four Hundred Thousand Dollars ($400,000), less any

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amounts delivered to Sterigenics in satisfaction of Claims (as defined in
Section 11.2 below), other than Claims for a Purchase Price Adjustment, made by Sterigenics and any amounts subject to pending but unresolved Claims of Sterigenics pursuant to the terms of the Escrow Agreement attached hereto as
Exhibit 2.4(d) (the "Escrow Agreement"). At the Closing, Sterigenics shall deposit the Escrow Amount with Lowenstein, Sandler, Kohl, Fisher & Boylan (the "Escrow Agent"), located at 65 Livingston Avenue, Roseland, New Jersey 07068-1791, pursuant to the terms of the Escrow Agreement.

                (e) If the book value of the Purchased Assets less the book value of the Assumed Liabilities, as contained in the Closing Balance Sheet, is greater than the Purchase Price less $18,000 (the "Adjusted Price"), Sterigenics shall pay to RTI by wire transfer to an account designated in writing by RTI an additional amount equal to the amount of such difference within ten (10) days of the earlier of (i) the completion of any audit of the Closing Balance Sheet by Ernst & Young or (ii) Sterigenics' election not to have the Closing Balance Sheet audited by Ernst & Young, as provided in Section 2.3 above. If the book value of the Purchased Assets less the book value of the Assumed Liabilities, as contained in the Closing Balance Sheet, is less than the Adjusted Price, Sterigenics shall be entitled to indemnification for the amount of any such difference as provided in Section 11.2 below. If Ernst & Young has conducted an audit of the Closing Balance Sheet, the book value of the Purchased Assets and the Assumed Liabilities shall be determined by the Closing Balance Sheet as audited by Ernst & Young and any differences between the Closing Balance Sheet provided by RTI and the Closing Balance Sheet as audited by Ernst & Young shall be identified in reasonable detail to RTI at the time the aduit is delivered to RTI; provided, however, that if RTI objects in writing to the Closing Balance Sheet as audited by Ernst & Young within thirty (30) days after the delivery by Sterigenics to RTI of the results of the Ernst & Young audit, the dispute shall be conclusively settled by arbitration in accordance with Section 13.14; provided, however, that the arbitrator shall be a partner of one of the ten largest certified public accounting firms in the United States, excluding Ernst & Young and BDO Seideman, who shall be selected by agreement of RTI and Sterigenics. If RTI and Sterigenics are unable to agree upon an arbitrator within fifteen (15) days, RTI and Sterigenics shall each select an arbitrator, and the two arbitrators so selected shall select a third arbitrator who meets the above criteria.

        2.5 Assumption of Liabilities. (a) Subject to the terms and conditions herein, effective upon the Closing, Sterigenics hereby assumes and agrees to perform, pay and discharge the Assumed Liabilities. Notwithstanding the foregoing, Sterigenics does not hereby assume or agree to perform, pay or discharge, and RTI shall remain unconditionally liable for, from and after the date hereof, any and all Excluded Liabilities. (b) Nothing herein shall be deemed to deprive Sterigenics of any defenses, set-offs or counterclaims against third parties which RTI may have had or which Sterigenics shall have with respect to any of the obligations, liabilities and commitments hereby assumed (the "Defenses and Claims"). Effective at the Closing, RTI hereby transfers conveys and assigns to Sterigenics all Defenses and Claims and agrees to cooperate with Sterigenics at Sterigenics' expense to maintain, secure, perfect and enforce such Defenses and Claims, including the signing of any documents, the giving of any testimony or the taking of any such other action as is reasonably requested by Sterigenics in connection with such Defenses and Claims. (c) Sterigenics shall pay all sales, use and transfer taxes, if any, due upon the sale or transfer of the Purchased Assets. All non-delinquent personal and real property taxes

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arising as a result of the operation of RTI's business (other than taxes on income) shall be prorated between the parties as of the Closing Date based on most recently available figures, provided that RTI shall be solely responsible for all real property taxes related to the Rockaway Property, except as otherwise provided in the Rockaway Lease (as defined in Section 9.7 hereof). Any supplemental taxes attributable to events occurring prior to the Closing Date shall be the sole responsibility of RTI, irrespective of when such taxes are assessed. If supplemental taxes for which RTI is responsible hereunder are assessed after the Closing Date, RTI shall promptly pay the same upon receiving notice thereof from Sterigenics.

        2.6 Closing Costs. Sterigenics shall pay all transfer taxes and all costs for preparing, executing and acknowledging the deeds and other conveyance documents (including without limitation lease assignment and assumption instruments) transferring title or a leasehold interest, as the case may be, in the Real Properties to Sterigenics and any other recorded documents together with the cost of the Title Policies (as defined in Section 6.5(e) hereof).

        2.7 Purchase Price Allocation. The Purchase Price shall be allocated as set forth in the Allocation of Purchase Price to be provided to RTI by Sterigenics with ten (10) days prior to Closing. RTI and Sterigenics each agree to use such allocation in filing Internal Revenue Form 8594.

                                  ARTICLE III

                                  THE CLOSING

        3.1 The Closing. The Closing shall take place at the offices of Warshaw Burstein Cohen Schlesinger & Kuh, LLP or at such other location as RTI and Sterigenics may agree, at 10:00 a.m. Eastern Daylight Savings Time, on the Closing Date.

        3.2 Instruments of Transfer and Sale. At the Closing, RTI will deliver to Sterigenics (or its wholly-owned Subsidiaries) all documents and instruments, including bills of sale and the like, described in Section 9.20 and Sterigenics (or its wholly-owned Subsidiaries) will deliver to RTI all documents and instruments described in Section 10.9.

                                   ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES OF RTI

        RTI hereby represents and warrants to Sterigenics that the statements contained in this Article IV are true and correct, except as set forth in the disclosure schedule delivered by RTI to Sterigenics on or before the date of this Agreement (the "RTI Disclosure Schedule"). The RTI Disclosure Schedule shall be arranged in Sections corresponding to the numbered and lettered Sections contained in this Article IV; provided, however, that the failure to make a disclosure in reference to a particular representation shall not give rise to a breach of this Agreement if the applicability to such representation of exceptions to other representations is obvious on its face without any investigation by Sterigenics. No fact or circumstance disclosed to Sterigenics shall constitute an exception to these representations and warranties unless such fact or circumstance is set forth in the RTI Disclosure Schedule. As used in this Agreement,

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"knowledge" shall mean the actual knowledge of the executive officers of RTI after reasonable inquiry.

        4.1     Organization.   Each of RTI and the South Jersey Subsidiary is
a corporation duly and validly existing and in good standing under the laws of the State of New York and New Jersey, respectively. Each of RTI and the South Jersey Subsidiary is qualified to do business as a foreign corporation in each state of the United States in which it is required to be qualified, except in states in which the failure to qualify, in the aggregate, would not have a material adverse effect on the Purchased Assets or the assets of the South Jersey Subsidiary. All of the outstanding shares of capital stock of the South Jersey Subsidiary are duly authorized, validly issued, fully paid and nonassessable and all such shares are owned by RTI and are held by RTI free and clear of all limitations on voting rights.

        4.2     Subsidiaries.   Other than the South Jersey Subsidiary, RTI has
no Subsidiaries which currently are engaged in any active business or have any material assets or liabilities.

        4.3 Authorization. This Agreement and the Option Agreement have been, and each of the Escrow Agreement, the Rockaway Lease (as defined in Section 9.7) and lease memorandum, and all deeds and other conveyance documents used in order to consummate the Acquisition (collectively, the "Ancillary Documents") will prior to the Closing be, duly and validly executed and delivered by RTI. This Agreement and the Option Agreement do and the Ancillary Agreements will constitute valid and binding agreements of RTI, enforceable against RTI in accordance with their terms. RTI has all requisite power and authority to execute and deliver this Agreement, the Option Agreement and the Ancillary Documents and, subject to approval by RTI's shareholders, at the time of the Closing will have all requisite power and authority to enable it to carry out the transactions contemplated by this Agreement and the Ancillary Documents. All necessary corporate action on the part of RTI and its Subsidiaries has been taken to authorize the execution and delivery of this Agreement, the Option Agreement and the Ancillary Documents and, subject to shareholder approval, consummation of the transactions contemplated thereby.

        4.4     No Conflicts; Consents.

                (a) The execution and the delivery of this Agreement, the Option Agreement and the Series A preferred stock purchase agreement to be entered into concurrently with this Agreement between RTI and Sterigenics dated as of the date hereof do not, the execution and delivery of the other Ancillary Documents by RTI will not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, result in a breach by RTI of, constitute a default (with or without notice or lapse of time, or both) by RTI under or violation by RTI of, or result in the creation of any lien, charge or encumbrance pursuant to any provision of the Certificate of Incorporation or Bylaws of RTI or its Subsidiaries, any order, rule, law or regulation of any court or governmental authority, foreign or domestic, or any provision of any material agreement, instrument, understanding, order, judgment or decree to which RTI or its Subsidiaries is a party or by which any of RTI or its Subsidiaries or any of their properties or assets is bound or affected, nor will such actions give to any other person or entity any interests or rights of any kind, including rights of termination,


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acceleration or cancellation, in or with respect to any of the Purchased Assets or the assets of the South Jersey Subsidiary.

                (b) No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality ("Governmental Entity") is required by or with respect to RTI or its Subsidiaries in connection with the execution and delivery of this Agreement by RTI or the consummation by RTI of the transactions contemplated hereby, except for (i) filings in order to comply with all applicable bulk sales laws, (ii) the filing of a definitive proxy statement with the Securities and Exchange Commission (the "SEC") in accordance with the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (iii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws and the laws of any foreign country in which RTI conducts any business or owns any property or assets, (iv) the filing by RTI of a Current Report on Form 8-K with the SEC, and (v) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not be reasonably likely to have a material adverse effect on RTI.

        4.5 SEC Filings; Financial Statements. (a) RTI has filed all forms, reports and documents required to be filed by RTI with the SEC since January 1, 1995 (collectively, the "RTI SEC Reports"). The RTI SEC Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "Securities Act") and the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such RTI SEC Reports or necessary in order to make the statements in such RTI SEC Reports, including any RTI SEC Reports filed after the date of this Agreement until the Closing, complied or will comply as to form in all material respects with the applicable published rules and regulations of the SEC with respect thereto, was or will be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-QSB of the SEC) and fairly presented or will fairly present in all material respects the consolidated financial position of RTI as at the respective dates and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which are not expected as of the date of this Agreement to be material in amount. The audited year-end consolidated financial statements of RTI as of December 31, 1994 and the unaudited interim consolidated financial statements for the quarter ended September 30, 1995 are referred to herein as the "RTI Financial Statements." The date of the RTI Financial Statements shall be the date of the latest interim balance sheet, unless otherwise specified; (c) RTI's consolidated balance sheet as of March 31, 1996 (the "March Balance Sheet"), when delivered prior to Closing, will be accurate and complete in all material respects and will have been prepared in accordance with GAAP applied on a basis consistent with the preparation of the RTI Financial Statements; (d) the Closing Balance Sheet, when delivered pursuant to Section 2.3 above, shall fairly state the Purchased Assets and Assumed Liabilities and shall have been prepared in


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accordance with GAAP on a basis consistent with the preparation of the March
Balance Sheet. Other than the IRB, there are no liabilities of the South Jersey Subsidiary that, if they were liabilities of RTI, would not constitute Assumed Liabilities under the terms of this Agreement.

        4.6 Absence of Certain Changes or Events. Since the date of the RTI Financial Statements, RTI and the South Jersey Subsidiary have conduced their respective businesses in the ordinary course and in a manner consistent with past practices, and since such date, except as disclosed in the SEC Reports, RTI has not: (a) suffered any material adverse change in its financial condition, results of operations or business, or any material adverse changes in its consolidated balance sheet (analyzed as if prepared according to GAAP) (a "Material Adverse Change"), including but not limited to cash distributions or material decreases in the net assets of RTI; (b) suffered any damage, destruction or loss, whether covered by insurance or not, materially and adversely affecting the Purchased Assets, the Rockaway Property, the assets of the South Jersey Subsidiary or RTI's business; (c) sold, leased, abandoned or otherwise disposed of any real property or any material amounts of machinery, equipment or other operating property other than in the ordinary course of business; (d) sold, assigned, transferred, licensed or otherwise disposed of any material patent, trademark, trade name, brand name, copyright (or pending application for any patent, trademark or copyright), invention, work of authorship, process, know-how, formula or trade secret or interest thereunder or other material intangible asset except in the ordinary course of its business;
(e) entered into any material commitment or transaction (including without limitation any borrowing or capital expenditure) that would be included in the Assumed Liabilities under the terms of this Agreement, other than in the ordinary course of business; (f) incurred any liabilities that would be included in the Assumed Liabilities under the terms of this Agreement, except in the ordinary course of business and consistent with past practice which would be required to be disclosed in financial statements prepared in accordance with GAAP; (g) permitted or allowed any of the Purchased Assets, the assets of the South Jersey Subsidiary or the Rockaway Property to be subjected to any mortgage, deed of trust, pledge, lien, security interest or other encumbrance of any kind, except Permitted Encumbrances and any purchase money security interests incurred in the ordinary course of business and mechanic's or materialmen's liens incurred in connection with ongoing construction of an addition to the North Carolina Property; (h) made any material amendment to or terminated any agreement which, if such agreement not so amended or terminated, would be required to be disclosed on the RTI Disclosure Schedule; (i) agreed to take any action described in Section 6.3 or which would constitute a material breach of any of the representations contained in this Agreement; or (j) taken any other action that would have required the consent of Sterigenics pursuant to Section 6.3 of this Agreement (and which has not been obtained) had such action occurred after the date of this Agreement and that would be reasonably likely to have a material adverse effect on RTI.

        4.7 No Undisclosed Liabilities. Except as disclosed in the RTI SEC Reports, the South Jersey Subsidiary does not have any liabilities, either accrued or contingent (whether or not required to be reflected in financial statements in accordance with GAAP), and whether due or to become due, which individually or in the aggregate, would be reasonably likely to have a material adverse effect on the South Jersey Subsidiary other than (i) liabilities reflected in the RTI Financial Statements, (ii) liabilities specifically described in this Agreement, and

(iii) normal or recurring liabilities incurred since the date of the RTI Financial Statements in the ordinary course of business consistent with past practices.

        4.8 Tangible Assets. The Tangible Assets being used in the operation of RTI's business are, and at the Closing Date will be, in good operating condition and repair, ordinary wear and tear and routine maintenance excepted.

        4.9 Receivables. The Receivables constitute all of the accounts receivable of RTI and its Subsidiaries and are valid and genuine; have arisen solely out of bona fide sales and deliveries of goods, performance of services and other business transactions in the ordinary course of business consistent with past practice; are not subject to valid defenses, set-offs or counterclaims; and are collectible (using a level of effort consistent with that currently used by RTI) within 12 months of the date hereof at the full recorded amount thereof, less the customary allowance for collection losses, which allowance has been determined in accordance with GAAP consistent with past practices; provided, however, that RTI makes no representation or warranty as to the ultimate collection thereof.

        4.10 Compliance With Other Instruments. Neither RTI nor its Subsidiaries is a party to, nor bound by, any written or oral material contract, agreement license, indenture, mortgage, debenture, note or other instrument under the terms of which performance by RTI or its Subsidiaries according to the terms of this Agreement, the Option Agreement and the Ancillary Documents will be a default or an event of acceleration, or whereby timely performance by RTI or its Subsidiaries according to the terms of this Agreement, the Option Agreement and the Ancillary Documents may be prohibited, prevented or delayed.

        4.11 Litigation. Except as disclosed in the RTI SEC Reports, there is no material action, suit, proceeding or investigation in progress or pending before any court or governmental agency, against or relating to RTI or its Subsidiaries or their properties (including the Real Properties), assets or business, nor, to the knowledge of RTI, any threat thereof. Neither RTI nor its Subsidiaries is a party to any decree, order or arbitration award (or agreement entered into in any administrative, judicial or arbitration proceeding with any governmental authority) with respect to any material portion of the properties, assets, personnel or business activities of RTI's and its Subsidiaries' business.

        4.12  Compliance with Laws and Regulations: Governmental Licenses,
Etc. Except as set forth in the RTI SEC Reports, to RTI's knowledge, each of RTI and its Subsidiaries and each of the Real Properties and the Improvements are in compliance in all material respects with all statutes, laws, rules and regulations with respect to or affecting the Real Properties, the Improvements and Sterigenics' continued use and enjoyment of the Purchased Assets and the assets of the South Jersey Subsidiary, including, without limitation, laws, rules and regulations relating to occupational health and safety, equal employment opportunities, fair employment practices, and sex, race, religious and age discrimination, except where the failure to comply would not have a material adverse effect on RTI. Neither RTI nor its Subsidiaries is subject to any order, injunction or decree issued by any governmental body, agency, authority or court which could impair the ability of RTI to consummate the transactions contemplated hereby or which could materially adversely affect Sterigenics' ownership, use and enjoyment of the Purchased Assets or the assets of the South Jersey Subsidiary or the value thereof. RTI and its

Subsidiaries (i) possess all licenses, permits and governmental or other regulatory approvals and authorizations which are required in order for RTI and its Subsidiaries to operate their facilities or carry on their sterilization business as presently conducted, including, without limitation, all required licenses, permits and approvals of the Nuclear Regulatory Commission ("NRC"), NJDEP, the North Carolina Department of Radiological Health ("NCDRH") and the Food and Drug Administration ("FDA") and (ii) are in compliance in all material respects with all such licenses, permits, approvals and authorizations, except where the failure to comply would not have a material adverse effect on RTI.

        4.13 Taxes. All Federal, state, local and other returns and reports relating to any and all taxes or any other governmental charges, obligations or fees for taxes and any related interest or penalties ("Tax" or "Taxes") required to be filed with respect to the South Jersey Subsidiary have been timely filed within the time period for filing or any extension granted with respect thereto and such returns and reports are true and correct, unless such late filings or inaccuracies would not have a material adverse effect on the Purchased Assets, the assets of the South Jersey Subsidiary, the Rockaway Property or the business of RTI. The South Jersey Subsidiary has paid all Taxes, if any, shown to be due and payable on said returns and reports and has withheld with respect to employees all Federal and state income Taxes, FICA, FUTA and other Taxes required to be withheld and has timely paid all sales, use and similar Taxes. No income, sales, use or similar Tax return or report with respect to the South Jersey Subsidiary has been examined or audited by the Internal Revenue Service or any state taxing authority. There are no pending or, to RTI's knowledge, threatened audits, examinations, assessments, asserted deficiencies or claims for additional Taxes with respect to the South Jersey Subsidiary.

        4.14 Employees. Neither RTI nor the South Jersey Subsidiary is a party to any collective bargaining agreement, nor has RTI experienced any strikes, written material grievances, claims of unfair labor practices or other collective bargaining disputes within the past two (2) years. As of the date of this Agreement, RTI and the South Jersey Subsidiary have not been notified of any pending claims by employees or former employees for workman's compensation.

        4.15  Environmental Matters.

              (a) Except as separately and specifically disclosed otherwise in the RTI SEC Reports: (i) RTI has obtained all Material Environmental Approvals required in connection with its business, and all such Environmental Approvals are current, valid and in good standing in all Material respects, and there are no proceedings commenced or to RTI's knowledge threatened to revoke or amend any Environmental Approvals; (ii) all operations of the business on the Real Property while occupied by RTI, have been and are now in compliance with all Environmental Laws; (iii) neither RTI nor its operations has been or is now the subject of any Remedial Order, nor does RTI have any knowledge of any investigation or evaluation commenced as to whether any such Remedial Order is necessary nor has any threat of any such Remedial Order been made nor are there any circumstances which could result in the issuance of any such Remedial Order;
(iv) within the past 10 years, RTI has never been prosecuted for or convicted of any offense under Environmental Laws, nor has RTI been found liable in any proceeding to pay any fine or judgment to any Person as a result of any Release or threatened Release of any Hazardous Material into the Environment or the breach of any Environmental

Law and to the knowledge of RTI, there is no basis for any such proceeding; (v) all material environmental data and studies (including, without limitation, the results of any environmental audit) relating to the business have been delivered or made available to Sterigenics; (vi) RTI is not aware of any Release which is now present in, on or under any of the Real Properties (including underlying soils and substrata, surface water and groundwater) at levels which exceed any action levels or remediation standards under any Environmental laws or standards published or administered by those Governmental Authorities responsible for establishing or applying such standards; (vii) RTI has no knowledge of any Hazardous Materials in, on, or under the Real Properties or any other assets relating to RTI's business; (viii) RTI has no knowledge of any Hazardous Materials originating from any neighboring or adjoining properties which has migrated onto, or is migrating towards any of the Real Properties or any other asset of RTI's business; and (ix) the business of RTI in New Jersey is not in a Standard Industrial Classification code covered by the Industrial Site Recovery Act.

                (b) With respect to Environmental Matters separately and specifically disclosed in the RTI SEC Reports: (i) RTI is in full compliance with all Remedial Orders; (ii) RTI is current with respect to all charges, assessments, or claims for which a lien against the Real Properties or other assets of RTI's business under any Environmental Law may be filed or asserted, and there are no unpaid liens or assessments outstanding; and (iii) RTI is not in default of any obligation or demand from any Governmental Authority with respect to investigations or remediation activities which RTI is obligated to undertake.

                (c) As used in this Section 4.15, the following terms have these meanings:

                        (i) "Environmental Laws" means all applicable statutes, rules, regulations, ordinances, orders, decrees, judgments, permits, licenses, consents, approvals, authorizations, and governmental requirements or directives or other obligations lawfully imposed by governmental authority under federal, state or local law pertaining to the protection of the environment, protection of public health, protection of worker health and safety (excluding OSHA and comparable state laws, which are covered under Section 4.12 above), the treatment, emission and/or discharge of gaseous, particulate and/or effluent pollutants, and/or the Handling of Hazardous Materials, including without limitation, the Clean Air Act, 42 U.S.C. Section 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. Section 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. Section 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. ("RCRA"), and the Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq.

                        (ii) "Hazardous Material(s)" means any substance, waste, material, chemical, compound or mixture which is (or which contains any substance, waste, material, chemical, compound, or mixture which is) flammable, ignitable, corrosive, reactive, radioactive, or explosive, or is defined, listed, designated, described or characterized under Environmental Laws or under any rules, guidances, policies, or regulations promulgated thereunder, as hazardous, toxic, a contaminant, a pollutant or words of similar import, and includes without limitation any "hazardous substance" under CERCLA, any "hazardous waste" under RCRA, asbestos, petroleum (including crude oil or any fraction or distillate thereof), natural gas, natural gas liquids, and liquified natural gas.

                (iii) "Material" means anything that reasonably could be expected to lead to the imposition of any significant penalties or fines, that could reasonably be expected to require a capital expenditure of more than $100,000, or that reasonably could be expected to interfere, interrupt or threaten to interfere or interrupt in a significant manner the continued operation of RTI's business as currently conducted.

                (iv) "Person" means any natural person, corporation, partnership, business trust or other business entity or enterprise.

                (v) "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing.

                (vi) "Environmental Approval(s)" means all permits, certificates, licenses, authorizations, consents, instructions, registrations, directions or approvals, issued or required by Governmental Authorities pursuant to Environmental Laws with respect to the operations of RTI in connection with its business.

                (vii) "Governmental Authorities" means any government, regulatory authority, governmental department, agency, commission, board, tribunal, or court or other law, rule or regulation-making entity having or purporting to have jurisdiction over Environmental Laws on behalf of the United States, or any state or other subdivision thereof, or any municipality.

                (viii) ""Remedial Order(s)" means any judicial or administrative order, directive, complaint or sanction issued, filed or imposed by any Governmental Authority pursuant to any Environmental Laws, and includes, without limitation, any order requiring any remediation or cleanup of any Hazardous Materials, or requiring that any Release or any other activity be reduced, modified, abated, or eliminated.

        4.16 Proprietary Rights. RTI owns all right, title and interest in and to or has a license to use all technology, software, software tools, know-how, processes, trade secrets, trade names and other proprietary rights used in or necessary for the conduct of RTI's and its Subsidiaries' business as conducted on the date hereof or contemplated by RTI free and clear of all liens, claims and encumbrances (all of which are referred to as "Proprietary Rights"). No material claims have been asserted against RTI or its Subsidiaries (and RTI is not aware of any claims which are likely to be asserted against RTI or its Subsidiaries or which have been asserted against others) by any person challenging RTI's or its Subsidiaries' use of any trademarks, tradenames, copyrights, trade secrets, software, technology, know-how or processes utilized by RTI or its Subsidiaries or challenging or questioning the validity or effectiveness of any license or agreement relating thereto.

        4.17 Employee Benefit Plans. There is no unfunded prior service cost with respect to any bonus, deferred compensation, pension, profit-sharing, retirement, stock purchase, stock option, or other employee benefit or fringe benefit plans, whether formal or informal, maintained by RTI. RTI has no bonus, deferred compensation, pension, profit-sharing, retirement, stock purchase, stock option, or other employee benefit or fringe benefit plans, whether formal or informal, which is required to conform with the Employees Retirement Income Security Act of 1974.

        4.18  Contracts.

              (a) None of the Contracts related to irradiation services are currently expected to result in any loss (before allocation of Cobalt amortization, overhead and administrative costs) upon completion or performance thereof. Except for the Contracts listed on Schedule 1.5, none of the Contracts call for fixed and/or contingent payments or expenditures by or to RTI and its Subsidiaries of more than $50,000.

              (b) All material contracts, agreements and instruments to which RTI and its Subsidiaries are a party are valid, binding, in full force and effect, and, assuming each is a valid obligation of the other party, enforceable by RTI in accordance with their respective terms. No such material contract, agreement or instrument contains any material liquidated-damages, penalty or similar provision. To RTI's knowledge, no party to any such material contract, agreement or arrangement.

              (c) RTI and its Subsidiaries are not in default under or in breach or violation of, nor, to RTI's knowledge, is there any valid basis for any claim of default by RTI or its subsidiaries of, any material contract, commitment or restriction to which RTI or its Subsidiaries is a party or to which it or any of its properties is bound, where such defaults, breaches, or violations would, in the aggregate, have a material adverse effect on the Purchased Assets, the assets of the South Jersey Subsidiary, the Rockaway Property or the operation of the business of RTI. To RTI's knowledge, no other party is in default under or in breach or violation of any Contract listed in
Schedule 1.5.

        4.19 No Misrepresentation. No representation, warranty or covenant by RTI in this Agreement, the Option Agreement, any other Ancillary Document, nor any statement, certificate or schedule furnished or to be furnished by or on behalf of RTI pursuant to this Agreement, when taken together with the foregoing, contains or shall contain any untrue statement of material fact or omits or shall omit to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not materially misleading. RTI has delivered or otherwise made available true and complete copies of all documents requested by Sterigenics and which are referred to in this Article IV or in any Schedule delivered by RTI to Sterigenics.

        4.20 Restrictions on Business Activities. There is no material agreement, judgment, injunction, order or decree binding on RTI or its Subsidiaries which has or reasonably would be expected to have the effect of prohibiting or materially impairing any material current business practice of RTI and its Subsidiaries, any acquisition of material property by RTI or its Subsidiaries, or the conduct of business by RTI as currently conducted or as proposed to be conducted.

        4.21 Transfers. Except for this Agreement, the Option Agreement and the Ancillary Documents, neither RTI nor its Subsidiaries have entered into any pending agreement to convey, sell, assign, lease, transfer or encumber the Real Properties or any material portion of the other Purchased Assets or the assets of the South Jersey Subsidiary, and neither RTI nor its Subsidiaries shall do so prior to the Closing Date without Sterigenics' prior written consent, which may be granted or withheld in Sterigenics' discretion reasonably exercised.

        4.22  Title.

        (a) Except as set forth in the RTI SEC Reports, RTI or its Subsidiaries owns the North Carolina Property and the Rockaway Property free and clear of all liens, leases, occupancy agreements, licenses, encumbrances, covenants, conditions, restrictions, rights-of-way, easements, and other matters affecting title, except as to the Permitted Encumbrances, those particular items disclosed in the applicable Title Reports (as defined in Section 6.5(a) hereof) and other encumbrances and restrictions which in the aggregate would not have a material adverse effect on the use in the manner presently used by RTI, value or transferability of the Real Property Assets. Except as set forth in the RTI SEC Reports, the South Jersey Subsidiary has a binding and enforceable leasehold interest in the Salem Property. To RTI's knowledge, except as disclosed in the Title Reports, no other person or entity has claimed or is entitled to claim any legal or equitable interest in the Real Properties.

              (b) RTI and its Subsidiaries have good and marketable title to all of the Purchased Assets (excluding the Real Property Assets) and the assets of the South Jersey Subsidiary owned by RTI and its Subsidiaries and valid, binding and enforceable leasehold interests in all Tangible Assets that are subject to leases. Except as disclosed in the RTI SEC Reports, all of the Purchased Assets (except the Real Property Assets) and all of the assets of the South Jersey Subsidiary are free and clear of restrictions on or conditions to transfer or assignment, and free and clear of all claims, liabilities, liens, pledges, mortgages, restrictions and encumbrances of any kind, whether accrued, absolute, contingent or otherwise ("Encumbrances") affecting the Purchased Assets (except the Real Property Assets) or the assets of the South Jersey Subsidiary except for Permitted Encumbrances. At the Closing, RTI will sell, convey, assign, transfer and deliver to Sterigenics good, valid and marketable title and all RTI's right and interest in and to all of the Purchased Assets (excluding the Real Property Assets), free and clear of any Encumbrances, except for Permitted Encumbrances. At the Closing, all of the assets of the South Jersey Subsidiary will be free and clear of any Encumbrances, except for Permitted Encumbrances.

        4.23. No Condemnation. To RTI's knowledge, there is no condemnation or other like proceeding pending or threatened against the Real Properties or any part thereof and no such proceeding is being contemplated.

        4.24. Governmental Commitments. To RTI's knowledge, no commitment to or agreement with any governmental or quasi-governmental authority exists which could affect the Real Properties, including but not limited to any formation of any special assessment district or community facilities district, except as disclosed in this Agreement.

        4.25 Easements. To RTI's knowledge, all existing water, drainage, sewage and utility facilities relating to the Real Properties, from the boundary thereof until entering the public right-of-way or other public facility, are situated within valid easements granted by all persons or other entities having any interest in or right or title to any property which is subject to such easement and are referenced in the Title Reports.

        4.26 Maintenance of Real Properties. Prior to the Closing Date and the actual transfer to Sterigenics of title to the North Carolina Property and the Subsidiary Stock and delivery of the executed Rockaway Lease, RTI shall maintain the Real Properties and the Improvements in substantially their present condition, reasonable wear and tear or loss due to the elements excepted. In the event that prior to the Closing any of the Real Properties or the Improvements are destroyed or damaged and the cost to repair such damage exceeds Two Hundred Fifty Thousand Dollars ($250,000), such event shall be deemed to constitute a material adverse change under Section 9.12 hereof.

        4.27 Condition of Improvements. To RTI's knowledge the Improvements (including the roof and roof membrane, exterior and structural walls, foundations, floor slabs, and other load-bearing components of the Improvements) are in operable condition and repair (as hereinafter defined). To RTI's knowledge all elevators, heating, ventilation and air conditioning systems ("HVAC"), plumbing, electrical, wiring, life safety, and other equipment, appurtenances, systems and improvements are in operable condition and repair. For purposes of this Section, the term "operable condition and repair" means that there are no material defects or state of disrepair that have a material adverse effect on the operations of the business as currently conducted by RTI from each of the Real Properties.

        4.28 Compliance With Laws. RTI has received no written notice from any governmental authority that the Improvements fail to comply with any applicable codes, statutes, ordinances, regulations, permits, orders, directives, or other laws in any material respects. As of the Closing the Improvements and all parts thereof shall be in a safe and habitable condition.

        4.29 Industrial Revenue Bonds. RTI has provided Sterigenics with true, complete and correct copies of the IRB Documentation. Except with the prior written consent of Sterigenics, which may be withheld or granted in Sterigenics' sole and absolute discretion, RTI and its Subsidiaries shall not amend or modify the IRB Documentation.

                                   ARTICLE V

                 REPRESENTATIONS AND WARRANTIES OF STERIGENICS

        Sterigenics hereby represents and warrants to RTI as follows:

        5.1 Organization. Sterigenics is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

        5.2 Authorization. This Agreement has been, and each of the Ancillary Documents will prior to the Closing be, duly and validly executed and delivered by Sterigenics. This Agreement does and the Ancillary Agreements will constitute valid and binding agreements of Sterigenics, enforceable against Sterigenics in accordance with their terms. Sterigenics has all requisite power and authority to execute and deliver this Agreement and the Ancillary Documents and to enable it to carry out the transactions contemplated by this Agreement and the Ancillary Documents. All necessary corporate action on the part of Sterigenics has been taken to authorize the execution and delivery of the Agreement and the Ancillary Documents.

                5.3 Effect of Agreement; Consents. The execution and delivery of this Agreement by Sterigenics and the execution and delivery of the Ancillary Documents by Sterigenics do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, result in a breach of, constitute a default (with or without notice or lapse of time, or both) under or violation of, or result in the creation of any lien, charge or encumbrance pursuant to any provision of the Articles of Incorporation or Bylaws of Sterigenics, any order, rule, law or regulation of any court or governmental authority, foreign or domestic, or any provision of any material agreement, instrument, understanding, order, judgment or decree to which Sterigenics is a party or by which Sterigenics is bound. No consent or approval of any third party or any governmental authority is required to be obtained on the part of Sterigenics to permit the consummation of the transactions contemplated by this Agreement or the Ancillary Documents.

                5.4 Compliance With Other Instruments. Sterigenics is not a party to, or bound by, any written or oral contract, agreement, license, indenture, mortgage, debenture, note or other instrument under the terms of which performance by Sterigenics according to the terms of this Agreement and the Ancillary Documents will be a default or an event of acceleration, or whereby timely performance by Sterigenics according to the terms of this Agreement and the Ancillary Documents may be prohibited, prevented or delayed.

                5.5 Sufficient Financing. Sterigenics has, and at the Closing will have, sufficient financing available to it to consummate the Acquisition.

                                   ARTICLE VI

                                COVENANTS OF RTI

                6.1     No Solicitation.

                        (a) From and after the date of this Agreement until the Closing Date, RTI shall not, directly or indirectly, through any officer, director, employee, representative or agent of RTI (i) solicit, initiate, or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for a merger, consolidation, business combination, sale of all or substantially all of the assets, sale of shares of capital stock (including without limitation by way of a tender offer) or similar transactions involving RTI, other than the transactions contemplated by this Agreement (any of the foregoing inquiries or proposals being referred to in this Agreement as an "Acquisition Proposal"), (ii) engage in negotiations or discussions concerning, or provide any non-public information to any person or entity relating to, any Acquisition Proposal, or (iii) agree to, approve or recommend any Acquisition Proposal; provided, however, that nothing contained in this Agreement shall prevent RTI or its Board of Directors from (A) furnishing non-public information to, or entering into discussions or negotiations with, any person or entity in connection with an unsolicited bona fide written Acquisition Proposal by such person or entity which is received after the date hereof or recommending an unsolicited bona fide written Acquisition Proposal which is received after the date hereof to the shareholders of RTI, if and only to the extent that (1) the Board of Directors of RTI believes in good faith (after consultation with its financial advisor) that such Acquisition Proposal would, if consummated, result in a transaction more favorable to RTI's shareholders from a financial point of view than the transaction being contemplated by this Agreement (any such more favorable Acquisition Proposal being referred to in this Agreement as a "Superior Proposal") and the Board of Directors of RTI determines in good faith after consultation with outside legal counsel that such action is necessary to comply with its fiduciary duties to shareholders under applicable law and (2) prior to furnishing such non-public information to, or entering into discussions or negotiations with, such person or entity, the Board of Directors receives from such person or entity an executed confidentiality agreement with terms no less favorable to such party than those contained in the Confidentiality Agreement dated October 3, 1995 between Sterigenics and RTI
(the "Confidentiality Agreement") or (B) complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal. Notwithstanding the provisions of this Section 6.1(a), in connection with furnishing non-public information under Section (A), RTI may refer any third party to this Section
6.1 or make a copy of this Agreement available to a third party, and in response to an unsolicited oral Acquisition Proposal, RTI may notify the party making the proposal that it is unable to respond to oral offers and provide such third party with a copy of this Section 6.1(a).

                        (b)     RTI shall notify Sterigenics no later than one
(1) business day after receipt by RTI of any Acquisition Proposal or any request for nonpublic information in connection with an Acquisition Proposal or for access to the properties, books or records of RTI by any person or entity that informs RTI that it is considering making, or has made, an Acquisition Proposal. Such notice shall be made orally and in writing and shall indicate in reasonable detail the identity of the offeror and the terms and conditions of such proposal, inquiry or contact.

                6.2 Cooperation. RTI will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed with respect to the consummation of the transactions contemplated by this Agreement and will promptly cooperate with and furnish information to Sterigenics in connection with any such requirements imposed upon Sterigenics in connection with the consummation of the transactions contemplated by this Agreement. RTI will take all reasonable actions necessary to obtain (and will cooperate with Sterigenics in obtaining) any consent, approval, order or authorization of, or any registration, declaration or filing with, any governmental entity, domestic or foreign, or other person, required to be obtained or made by RTI (or Sterigenics) in connection with the taking of any action contemplated by this Agreement. Sterigenics shall reimburse RTI for all out-of-pocket costs incurred after the Closing Date pursuant to compliance with this Section 6.2.

                6.3 Conduct of Business. During the period on and from the date of this Agreement to the Closing, RTI will use its reasonable commercial efforts to maintain and preserve intact (i) the business organization, rights and privileges pertinent to RTI's business, and (ii) RTI's relationships with its employees, consultants, independent contractors, licensors, suppliers, distributors and other customers and all others with whom it deals, all in accordance with the ordinary and usual course of business. During the period on and from the date of this Agreement to the Closing, RTI and its Subsidiaries will not without the prior written consent of Sterigenics, which consent shall not be unreasonably withheld or delayed: (a) encumber or permit to be further encumbered any of the Purchased Assets, any of the assets of the South Jersey Subsidiary or the Rockaway property, except mechanic's or materialmen's liens incurred in connection with ongoing construction of an addition to the North Carolina Property; (b) dispose of any Purchased Assets, the Rockaway Property or any assets of the South Jersey Subsidiary, except in the ordinary course of business; (c) fail to operate its business and facilities in compliance in all material respects with all material requirements of the NRC, the NJDEP, the NCDRH and the FDA; (d) fail to maintain the Purchased Assets, the Rockaway Property and the Improvements thereon and the assets of the South Jersey Subsidiary in good working condition and repair according to the general standards it has maintained up to the date of this Agreement, subject only to ordinary wear and tear; (e) fail to pay and discharge any Trade Payables in the ordinary course unless disputed in good faith; (f) change accounting methods; (g) amend or terminate any Contract listed on Schedule 1.5, except in the ordinary course of business; (h) waive or release any material right or claim relating to any Purchased Assets or the assets of the South Jersey Subsidiary, except in the ordinary course of business; (i) enter into any contract providing for a term of over one (1) year or providing for payments to or from RTI of more than $50,000 per annum; (j) incur any indebtedness or obligation that would become an Assumed Liability under the terms of this Agreement other than in the ordinary course of business; (k) take any action or fail to take any action where such action or failure to act would not be in the ordinary course of business; or (l) agree to do any of the things described in the preceding clauses of this Section 6.3.

        6.4 Access to Information. RTI shall make available to Sterigenics and Sterigenics' agents and representatives all information concerning the operation, business and prospects of RTI and related entities as may be reasonably requested by Sterigenics, including, without limitation, the accounting and tax working papers of RTI's independent certified public accountants. After the last to occur of (i) satisfaction of the condition set forth in Section 9.18(ii) and termination or waiver of all contingencies permitting termination of the Agreement under Section 6.5 hereof, RTI will reasonably cooperate with Sterigenics for the purpose of permitting Sterigenics to discuss RTI's business and prospects with RTI's customers, creditors, suppliers and other persons having business dealings with RTI; provided, however, that Sterigenics agrees that it shall not have any discussions with RTI's customers unless a representative of RTI is present. RTI agrees to make a representative available for such purposes during normal business hours upon at least three (3) business days' prior notice. Sterigenics further agrees that, without RTI's prior written consent, it will have no discussions with other customers of RTI. Unless otherwise required by law, the parties will hold any such information which is nonpublic in confidence in accordance with the Confidentiality Agreement. No information or knowledge obtained in any investigation pursuant to this Section 6.4 shall affect or be deemed to modify any representation or warranty construed in this Agreement or the conditions to the obligations of the parties to consummate the Acquisition. RTI shall permit Sterigenics to audit the financial statements contained in the March Form 10-QSB; provided, however, that no adjustment shall be required to be made thereto by RTI as a result thereof.

        6.5     Real Estate Matters.

                (a) Approval of Title. Sterigenics hereby approves the condition of title of the Rockaway Property, as shown on the title commitment for the Rockaway Property attached hereto as Exhibit 6.5(a), excluding only Exception No's 5(a-h), 6, 9, 11, 12, 13, 14, 18, 19 through 22 and 25 thereof (but with respect to exceptions 19 through 22 and 25 only to the extent that (i) such exceptions materially adversely impact or could materially adversely impact the use of the Rockaway Property as the site of a contract irradiation facility in the manner heretofore used and (ii) in such event, RTI does not provide Sterigenics with a title policy insuring that such encumbrances will not interfere with Sterigenics use of the Rockaway Property as currently used). Sterigenics hereby approves the condition of title of the North Carolina Property, as shown on the title commitment attached hereto as Exhibit 6.5(c), excluding only Exception No's 3, 4, 5 (items a, b, c and g), 6 and 7 thereof. The foregoing title commitments are referred to herein as the "Title Reports," and the exceptions to title approved by Sterigenics including such exceptions as are approved with respect to the Salem Property under paragraph (b) below and with respect to the Rockaway Property under paragraph (c) below, are collectively referred to herein as the "Permitted Exceptions." The title insurance companies issuing the Title Reports are referred to herein individually as a "Title Company" and collectively as the "Title Companies."

                (b) Approval of Salem Title. Sterigenics shall cause to be prepared a title report or title commitment showing the condition of title to the Salem property. Sterigenics shall have five business (5) days after receipt of such title commitment and copies of all exceptions thereto to deliver to RTI and the applicable Title Company written notice (the "Preliminary Title Notice") of Sterigenics' approval, conditional approval, or disapproval of the title matters disclosed in the title commitment. All matters with respect to the Salem Property not approved in writing by Sterigenics except the Permitted Encumbrances shall be deemed disapproved and are referred to herein as "Salem Disapproved Exceptions;" provided, however, that Sterigenics agrees that the Salem Disapproved Exceptions shall be limited to those exceptions which (i) relate to monetary liens securing obligations with a face amount of $10,000 or more individually or $50,000 or more in the aggregate or (ii) materially adversely impact or could materially adversely impact the use of the Salem Property as the site of a contract irradiation facility in the manner currently used. RTI shall have five (5) business days (or such longer period as RTI may reasonably request) after receipt of Sterigenics' Preliminary Title Notice to give Sterigenics and the Title Company written notice (the "Salem Removal Notice") of those Disapproved Exceptions that have been or will be removed from title on or before the Closing. If RTI is unable or unwilling to remove a Salem Disapproved Exception or fails to give notice as to whether it will remove a Salem Disapproved Exception, Sterigenics shall have the option, within five (5) business days of receipt of the Salem Removal Notice or, if RTI fails to deliver such notice, within ten (10) business days (which period shall be extended on a day for day basis as a result of any extension requested by RTI for delivery of the Salem Renewal Notice) after delivery of the Preliminary Title Notice, to terminate this Agreement by written notice to RTI, or to waive its objection to the Disapproved Exceptions in questions by delivering notice of such waiver to RTI and thereafter proceed to the Closing. If Sterigenics fails to deliver the waiver notice described in the preceding sentence, Sterigenics shall be deemed to have elected to terminate this Agreement.

                (c) Rockaway Survey. RTI and Sterigenics hereby acknowledge that the Title Report prepared for the Rockaway Property (the "Rockaway Title Report") describes the real property defined herein as the "Rockaway Property" together with certain other real property (the "Excluded Property") that RTI intends to retain and that shall not be leased or otherwise transferred to Sterigenics pursuant to this Agreement. The parties believe that certain exceptions in the Title Report relating to tax liens shown in Schedule B of the Rockaway Title Report relate solely to the Excluded Property and not to the Rockaway Property. In order to determine the exact boundaries of the Rockaway Property and which of the title exceptions apply to the Rockaway Property, Sterigenics shall obtain at its cost an ALTA survey (the "Survey") of the Rockaway Property which Survey shall locate the easements described in exceptions Nos. 19-22 and 25 to the extent they affect the Rockaway Property. During such period, RTI hereby grants Sterigenics and its agents, contractors and employees the right to enter upon the Rockaway Property to prepare the Survey and to prepare a legal description of the Rockaway Property. Upon completion of the Survey, (i) Sterigenics shall provide RTI with a copy of the Survey and legal description, (ii) from and after the delivery to RTI of the Survey and the legal description, all references in this Agreement to the Rockaway Property shall be deemed to mean the real property shown on the Survey as the Rockaway Property and described by such legal description, and (iii) Sterigenics shall deliver the Survey and the legal description to the Title Company and shall cause the Title Company to prepare an update to the Rockaway Title Report to reflect the new legal description and the title exceptions thereto. If such updated Title Report shows exceptions other than those shown on the prior Rockaway Title Report, Sterigenics shall have five (5) business days after receipt of such updated title report and copies of all exceptions to title referred to therein to deliver to RTI and the Title Company written notice (the "Rockaway Title Notice") of Sterigenics' approval, conditional approval, or disapproval of the title matters disclosed in the updated title commitment. All matters with respect to the Rockaway Property not approved in writing by Sterigenics except the Permitted Encumbrances shall be deemed disapproved and are referred to herein as "Rockaway Disapproved Exceptions;" provided, however, that Sterigenics agrees that the Rockaway Disapproved Exceptions shall be limited to those exceptions which (i) relate to monetary liens securing obligations with a face amount of $10,000 or more individually or $50,000 or more in the aggregate or (ii) materially adversely impact or could materially adversely impact the use of the Rockaway Property as the site of a contract irradiation facility in the manner currently used. RTI shall have five (5) business days (or such longer period as RTI shall reasonably request) after receipt of Sterigenics' notice to give Sterigenics and the Title Company written notice (the "Rockaway Removal Notice") of those Rockaway Disapproved Exceptions that have been or will be removed from title on or before the Closing. If RTI is unable or unwilling to remove a Rockaway Disapproved Exception or fails to give notice as to whether it will remove a Rockaway Disapproved Exception, Sterigenics shall have the option, within five (5) business days of receipt of the Rockaway Removal Notice or, if RTI fails to deliver such notice, within ten
(10) business days (which period shall be extended on a day for day basis as a result of any extension requested by RTI for delivery of the Rockaway Removal Notice) after delivery of the Rockaway Title Notice to terminate this Agreement by written notice to RTI, or to waive its objection to the Rockaway Disapproved Exceptions in question by delivering notice of such waiver to RTI and thereafter proceed to the Closing. If Sterigenics fails to deliver the waiver notice described in the preceding sentence, Sterigenics shall be deemed to have elected to terminate this Agreement.

                (d) Environmental Inspection. RTI hereby grants Sterigenics the right to enter upon and to inspect the Real Properties and the environmental risks and conditions (including the soil and groundwater) of the Real Properties. For the purpose of Sterigenics' physical inspections, RTI agrees to provide Sterigenics and its authorized agents reasonable access to each Real Property during normal business hours during the period starting on the date of this Agreement and ending thirty (30) days thereafter (the "Initial Due Diligence Period"), upon at least twelve (12) hours' prior notice to RTI, and Sterigenics shall use reasonable good faith efforts to avoid disruption of the operation of the Real Properties. Sterigenics may, at its option, extend the Initial Due Diligence Period for an additional sixty (60) days by giving notice to RTI prior to the expiration of the Initial Due Diligence Period that it intends to conduct Phase II environmental investigation at one or more of the Real Properties. The Initial Due Diligence Period and any such extension are referred to collectively as the "Due Diligence Period." Without limiting the foregoing, Sterigenics and Sterigenics' agents may, at the sole cost of Sterigenics and upon prior notice to RTI, perform engineering and soils surveys, geological work or other studies desired by Sterigenics. Sterigenics and Sterigenics' agents shall be entitled, at Sterigenics' own expense, to conduct Phase I and Phase II environmental investigations of the Real Properties. Sterigenics agrees to hire as its contractor for such environmental investigation a firm which maintains adequate liability insurance. If the Closing does not occur, Sterigenics shall provide to RTI copies of all environmental reports it caused to be prepared. If the Closing does not occur, Sterigenics promptly shall repair and restore any damage caused to the North Carolina Property and the Salem Property by reason of Sterigenics' or Sterigenics' agents' entry on or investigation of the North Carolina Property and the Salem Property. Whether or not the Closing occurs, Sterigenics shall promptly repair and restore any damage caused to the Rockaway Property by reason of Sterigenics' or Sterigenics' agents' entry on or investigation of the Rockaway Property. Sterigenics shall provide to RTI copies of all invoices for work performed to repair and restore any damage to the Real Properties along with evidence that such invoices have been paid. Sterigenics hereby agrees to indemnify RTI and to hold RTI, RTI's agents and employees and the Real Properties harmless from and against any and all losses, costs, damages, claims or liabilities including, but not limited to, mechanic's and materialmen's liens and reasonable attorneys' fees, arising out of or in connection with Sterigenics' or its agent's access to or entry upon the Real Properties under this Section 6.5. If, upon any such inspection, any aspect of the condition of the Property would have a material adverse effect on Sterigenics' ability to operate the business of RTI as currently operated or could result in any material liability on the part of Sterigenics for environmental remediation, Sterigenics shall have the right during the Due Diligence Period, which it shall exercise promptly, to terminate this Agreement by delivering three (3) business days' prior written notice of such termination to RTI, which notice shall specifically identify the conditions providing the basis for termination.

                (e) Title Policies. At the Closing for the North Carolina Property the applicable Title Company shall issue to Sterigenics, at Sterigenics' expense, an ALTA owner's policy of title insurance, form B (as amended 10-17-92) (the "North Carolina Title Policy"), in the amount of the Purchase Price allocated thereto pursuant to Section 2.7, subject only to the Permitted Exceptions therefor. In addition, the Title Company shall issue to Sterigenics ALTA leasehold and optionee's policies of title insurance, form B (as amended 10-17-92) for the Rockaway Property (collectively, the "Leasehold Policy"), in an amount determined by

Sterigenics, insuring the validity and priority of the Rockaway Lease and Sterigenics' option to purchase the Rockaway Property granted pursuant to the Rockaway Lease. Sterigenics shall have the right to have an ALTA survey (the "ALTA Survey") prepared for any Real Property, the costs of which shall be paid by Sterigenics. The North Carolina Title Policy and the Leasehold Title Policy individually are referred to herein as a "Title Policy" and collectively as the "Title Policies."

        6.6 Proxy Statement. As promptly as practical after the execution of this Agreement and in conjunction with the filing of its Annual Report on Form 10-KSB, RTI shall prepare a proxy statement (the "Proxy Statement") to obtain the approval of shareholders of RTI for this Agreement and the transactions contemplated hereby. RTI shall provide reasonable opportunity for Sterigenics to review and comment on the contents of the Proxy Statement. The Proxy Statement shall include the recommendations of the Board of Directors of RTI in favor of this Agreement and Acquisition; provided that the Board of Directors believes in good faith that a Superior Proposal has been made and shall have determined in good faith, after consultation with its outside legal counsel, that the withdrawal of such recommendation is necessary for such Board of Directors to comply with its fiduciary duties under applicable law. Promptly after the last to occur of (i) satisfaction of the condition set forth in
Section 9.18(ii) and termination or waiver of all contingencies permitting termination of the Agreement under Section 6.5 hereof, RTI shall complete and file the Proxy Statement with the SEC. Within ten (10) business days after all SEC comments on the Proxy Statement have been resolved, RTI will cause the Proxy Statement to be sent to the shareholders of RTI.

        6.7 Shareholders Meeting. RTI shall call a meeting of its shareholders (the "RTI Shareholders' Meeting) to be held as promptly as practicable after RTI has been advised by the SEC that it has no further comments on the Proxy Statement for the purpose of voting upon this Agreement and the Acquisition. RTI shall use reasonable efforts, including the engagement of a proxy solicitation firm reasonably acceptable to Sterigenics (one half of the cost of which will be paid directly by Sterigenics), to solicit from its shareholders proxies in favor of such matters.

        6.8 Risk of Loss. Until the Closing, all risk of loss, damages or destruction to the Purchased Assets or the assets of the South Jersey Subsidiary shall be borne by RTI.

        6.9 Regulatory Approvals; Transfer of Permits. Prior to the Closing, at Sterigenics' expense, RTI will execute and file, or join in the execution and filing, of any application or other document that may be necessary in order to obtain the authorization, approval or consent of any governmental entity that may be reasonably required, or that Sterigenics may reasonably request, in connection with the consummation of the transactions contemplated by this Agreement. RTI will promptly prepare and file with the appropriate Governmental Entity all applications necessary to obtain the transfer of the licenses, approvals and permits referred to in Section 9.5. Sterigenics will reimburse RTI for all out of pocket costs, including reasonable legal fees, incurred in connection with obtaining such transfers.

        6.10 Execution of Amendment Agreement. RTI shall use its best efforts (not including the payment of any monetary amounts) to promptly cause Farmers Merchant National

Bank of Bridgeton, as trustee under the IRB, to execute that certain Amendment Agreement dated April 2, 1985 amending the designation of the Salem Property as attached as Exhibit A to the sublease for the Salem Property.

                                  ARTICLE VII

                            COVENANTS OF STERIGENICS

        7.1 Access to Documents. If, after the Closing Date, (i) in order to properly prepare its tax returns or other documents or reports required to be filed with governmental authorities or its financial statements; (ii) in connection with any threatened or pending litigation or claim which involves or may involve RTI; or (iii) for any other reasonable purpose, it is necessary that RTI be furnished with additional information or documents relating to the Purchased Assets, the assets of the South Jersey Subsidiary or the Assumed Liabilities and such information or documents are in Sterigenics' possession, and can reasonably be furnished to RTI, Sterigenics shall, upon written request therefor, promptly furnish such information or documents to RTI. RTI shall reimburse Sterigenics for the cost of copying or shipping any requested documents.

        7.2 Cooperation. Sterigenics will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed with respect to the consummation of the transactions contemplated by this Agreement and will promptly cooperate with and furnish information to RTI in connection with any such requirements imposed upon RTI in connection with the consummation of the transactions contemplated by this Agreement. Sterigenics will take all reasonable actions necessary to obtain (and will cooperate with RTI in obtaining) any consent, approval, order or authorization of, or any registration, declaration or filing with, any governmental entity, domestic or foreign, or other person, required to be obtained or made by Sterigenics (or by RTI) in connection with the taking of any action contemplated by this Agreement.

        7.3 Future Administrative Support Related to Environmental Issues. Until the date five (5) years after the Closing, Sterigenics shall provide RTI with certain administrative services, including (a) supervision of the Rockaway Property monitoring program (including payment of costs up to $10,000 per annum) following completion of the clean-up program at the Rockaway Property, and (b) general corporate administrative support, including reasonable access to use of former RTI employees who are employed by Sterigenics.

        7.4 Employment of RTI Employees by Sterigenics. Sterigenics (or its wholly-owned Subsidiary) shall offer employment to all existing employees (as of the Closing) of RTI except Theo Muller. Sterigenics agrees not to terminate any former RTI employee for at least 90 days after the Closing except for cause.

        7.5 Release of Salem Guarantee. Sterigenics shall use reasonable efforts to cause RTI to be released from the Salem Guarantee.

                                ARTICLE VIII

                      COVENANTS OF STERIGENICS AND RTI

                8.1 Legal Conditions. Subject, as to RTI, to Section 6.1(a), each of Sterigenics and RTI will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on it with respect to the Acquisition (which actions shall include, without limitation, furnishing all information required in connection with approvals of or filings with any Governmental Entity) and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon either of them in connection with the Acquisition.

                8.2 Public Disclosure. Prior to Closing, Sterigenics and RTI shall consult with each other before issuing any press release or otherwise making any public statement (other than at the RTI Shareholders' Meeting) with respect to the acquisition or this Agreement and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law.

                8.3 Additional Agreements: Reasonable Efforts. Subject to the terms and conditions of this Agreement, including Section 6.1(a), each of the parties agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, subject to the appropriate vote of shareholders of RTI described in Section 6.7, including cooperating fully with the other party, including by provision of information. In case at any time after the Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement or to vest Sterigenics with full title to all properties, assets, rights, approvals, immunities and franchises of the Purchased Assets or the assets of the South Jersey Subsidiary, the proper officers and directors of each party to this Agreement shall take all such necessary action; provided, however that out-of-pocket costs incurred by RTI pursuant to this Section 8.3 after the Closing Date shall be reimbursed by Sterigenics.

                8.4 Access to Documents. If, after the Closing Date, (i) in order to properly prepare its tax returns or other documents or reports required to be filed with governmental authorities or its financial statements;
(ii) in connection with any threatened or pending litigation or claim which involves or may involve Sterigenics or RTI; or (iii) for any other reasonable purpose, it is necessary that Sterigenics or RTI be furnished with additional information or documents relating to the Purchased Assets, the assets of the South Jersey Subsidiary or the Assumed Liabilities and such information or documents are in the possession of the other party, and can reasonably be furnished to the requesting party, the other party shall, upon written request therefor, promptly furnish such information or documents to the requesting party. The requesting party shall reimburse the other party for the cost of copying or shipping any requested documents.

                             ARTICLE IX

            STERIGENICS' CONDITIONS PRECEDENT TO CLOSING

                The obligations of Sterigenics at the Closing are subject to satisfaction of the following conditions (any or all may be waived by Sterigenics in its sole discretion), all of which are for Sterigenics' sole benefit:

                9.1 Representations and Warranties. The representations and warranties of RTI contained in this Agreement shall be true and correct in all material respects on the Closing Date with the same effect as though made on that date; provided that this condition will be deemed satisfied if inaccuracies in the representations and warranties of RTI would merely result in (a) positive adjustments to RTI's consolidated balance sheet or (b) negative adjustments to RTI's consolidated balance sheet of (i) up to $200,000 in the aggregate (which would give rise to a Purchase Price Adjustment in a corresponding amount), or
(ii) an amount between $200,000 and $500,000 in the aggregate if the cash portion of the Purchase Price as set forth in Section 2.4(a) is reduced by the aggregate amount of the resulting adjustments to the consolidated balance sheet. To the extent that any inaccuracies in the representations and warranties would not result in adjustments to RTI's consolidated balance sheet, this condition will be deemed satisfied unless such inaccuracies, in the aggregate, would have a material adverse effect on the value of the Purchased Assets or the assets of the South Jersey Subsidiary or on the ability of Sterigenics to conduct the business of RTI as conducted prior to the Closing.

                9.2 Shareholder Approval. This Agreement and the transactions contemplated by it shall have been approved by RTI's shareholders and RTI shall have delivered to Sterigenics copies, certified by the Secretary of RTI, of the resolutions of the shareholders of RTI regarding such approval.

                9.3 Ownership of Purchased Assets by RTI. RTI or its Subsidiaries shall hold all right, title and interest in the Purchased Assets and the assets of the South Jersey Subsidiary.

                9.4 Net Book Value of Purchased Assets. The net book value of the Purchased Assets (as determined by RTI in good faith) at the Closing shall be at least $3,500,000; provided, however, that if the net book value (as determined by RTI in good faith) is between $3,000,000 and $3,500,000, this condition will be deemed satisfied if the cash portion of the Purchase Price as set forth in Section 2.4(a) is reduced by an amount equal to the difference between $3,500,000 and the net book value of the Purchased Assets.

                9.5 Receipt of Required Permits. Sterigenics shall have received all licenses, permits and governmental or other regulatory approvals and authorizations which are required in order for Sterigenics to engage in the full operation of RTI's sterilization facilities located on the Real Properties, including, without limitation, all necessary permits, approvals and authorizations of the NRC, the NJDEP, the NCDRH and the FDA; provided, if all of the other conditions set forth in Article IX and X have been satisfied or waived and this condition is not satisfied by June 30, 1996, Sterigenics shall be required to waive this condition if RTI undertakes, subject to the terms of a management agreement to be negotiated in good faith by RTI and Sterigenics, such management activities as are necessary to permit the full operation by Sterigenics of RTI's sterilization facilities as currently operated until all necessary permits, approvals and authorizations are obtained and all costs and expenses incurred by RTI pursuant to its performance of such agreement shall be reimbursed or paid by Sterigenics as incurred.

        9.6 Delivery of All Assets. RTI shall have delivered and conveyed all of the Purchased Assets and the assets of the South Jersey Subsidiary free and clear of all Encumbrances, whether direct or indirect, accrued, absolute, contingent or otherwise, except the Permitted Encumbrances.

        9.7 Rockaway Property Lease and Purchase Option. Sterigenics and RTI shall have entered into a six-year lease and purchase option, with an option for Sterigenics to extend the lease for five (5) additional years, for the Rockaway Property in substantially the form attached hereto as Exhibit 9.7, including a six-year option for Sterigenics to purchase the Rockaway Property (the "Rockaway Lease"). Pursuant to the Rockaway Lease, RTI shall have the right to require Sterigenics to exercise the purchase option on the sixth anniversary of the Closing if the environmental remediation has been completed to such an extent that Sterigenics would not have any material liability for further environmental remediation and the Rockaway Property has been removed from the National Priorities List. In addition, a memorandum or short-form of the Rockaway Lease shall have been provided to Sterigenics in recordable form in accordance with applicable New Jersey law so as to impart constructive notice of the Rockaway Lease to third parties.

        9.8 Letter Regarding Spill Act Lien. RTI shall have delivered to Sterigenics a letter from the NJDEP dated within five (5) business days prior to the Closing Date stating that NJDEP will take all actions and execute all documents necessary to release all liens it has on the Purchased Assets and the Rockaway Property upon receipt of a certified check in the Lien Amount if such check is delivered within ten (10) days following the date of the letter.

        9.9 Title Policies. The Title Companies shall have committed in writing to issue the Title Policies to Sterigenics for each of the North Carolina Property and the Rockaway Property, subject only to the Permitted Exceptions applicable thereto.

        9.10 FIRPTA. RTI shall have executed and delivered to the Title Company a certificate satisfying the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended (the "FIRPTA Certificate").

        9.11 No Insolvency Event. At the Closing there shall not be any pending sequestration, attachment or foreclosure of or execution on any material part of the Purchased Assets or any of the material assets of the South Jersey Subsidiary or any proceeds from the sale thereof nor shall RTI be subject to a voluntary or involuntary petition to commence a proceeding under the United States Bankruptcy Code to declare RTI to be bankrupt or insolvent.

        9.12 No Material Adverse Change. No material adverse change shall have occurred in the business of RTI or the assets of the South Jersey Subsidiary since the execution of this Agreement which, in the reasonable judgment of Sterigenics, may have a material adverse effect on the value to Sterigenics of the Purchased Assets or the assets of the South Jersey Subsidiary.

        9.13 No Legal Prohibition. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Acquisition or limiting or restricting Sterigenics' conduct or operation of the business of RTI after the Acquisition shall have been issued, nor shall any action or suit related to the Acquisition or its consummation which could, in the opinion of Sterigenics' counsel, result in material liability for Sterigenics, be pending or threatened, nor shall any proceeding brought by an administrative agency or commission or other governmental entity, seeking any of the foregoing, be pending; nor shall there by any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Acquisition which makes the consummation of the Acquisition illegal.

        9.14 Escrow Agreement. Sterigenics and RTI shall have entered into the Escrow Agreement.

        9.15 Closing Certificate. RTI shall deliver to Sterigenics a certificate dated the Closing Date and signed by the President of RTI confirming that the conditions set forth in Sections 9.1, 9.2, 9.4, 9.6, 9.11,
9.12 and 9.17 have been satisfied.

        9.16 Recordable Documents. RTI shall have provided the appropriate Title Company issuing the Title Policies the special warranty deed for the North Carolina Property and the memorandum of lease for the Rockaway Property duly executed, notarized, and otherwise in recordable form at least two (2) business days prior to the Closing so that the documents are in a position to be recorded in the applicable public records immediately upon Closing.

        9.17 Appraisal Rights. Holders of less than 20% of the outstanding shares of RTI Common Stock shall continue to be entitled to seek appraisal rights with respect to the Acquisition pursuant to the New York Business Corporation Law.

        9.18 Environmental Matters. RTI shall have obtained from NJDEP: (i) a letter of non-applicability pursuant to the Industrial Site Recovery Act
(ISRA), N.J.S.A. 13:1K-6 et seq., with respect to the transactions contemplated by this Agreement; and (ii) written acknowledgment, in form reasonably satisfactory to Sterigencis' counsel, that the NJDEP does not and will not regard Sterigenics or any of its subsidiaries as the successor or assign of RTI or as otherwise responsible for any ongoing environmental liability of RTI.

        9.19 Removal of Title Exceptions. RTI shall provide Sterigenics with evidence of the removal of all Salem Disapproved Exceptions and all Rockaway Disapproved Exceptions which were set forth in the Salem Removal Notice and the Rockaway Removal Notice, respectively.

        9.20 Closing Deliveries. Sterigenics shall have received at or prior to the Closing each of the following documents: (a) a bill of sale in a form reasonably satisfactory to Sterigenics; (b) such instruments of conveyance, assignment and transfer, in form and substance reasonably satisfactory to Sterigenics, as shall be appropriate to convey, transfer and assign to, and to vest in, Sterigenics, good, clear and marketable title to the Purchased Assets and the assets of the South Jersey Subsidiary; (c) evidence of termination of all liens (other than Permitted Encumbrances) filed against the Purchased Assets and the assets of the South Jersey Subsidiary reasonably satisfactory to Sterigenics; (d) cross-receipt executed by Sterigenics and RTI; (e) March Balance Sheet; (f) with respect to the North Carolina Property, a special warranty deed in recordable form and in the form previously approved by Sterigenics properly executed on behalf of RTI, conveying to Sterigenics title to the Real Properties and the Improvements in fee simple, subject only to the Permitted Exceptions therefor; (g) with respect to the Rockaway Property, the Rockaway Lease and a memorandum or short-form thereof, in form and content approved by Sterigenics, which shall be recorded, at Sterigenics' expense, in the manner provided under applicable New Jersey law to impart constructive notice thereof to third parties; and (h) any other documents, records or agreements called for hereunder that have not been previously delivered to Sterigenics.

                9.21 Landlord Letter. RTI shall deliver to Sterigenics a letter from the City of Salem Municipal Port Authority confirming that the South Jersey Subsidiary has a valid and binding leasehold interest in the Salem Property.

                                   ARTICLE X

                     RTI'S CONDITIONS PRECEDENT TO CLOSING

                The obligations of RTI at the Closing are subject to satisfaction of the following conditions (any or all of which may be waived by RTI), all of which are for RTI's sole benefit:

                10.1 Representations and Warranties. The representations and warranties of Sterigenics contained in this Agreement will be true and correct in all material respects at the date of the Closing with the same effect as though made at that date, and Sterigenics will have delivered to RTI a certificate dated that date and signed by the President of Sterigenics to that effect.

                10.2 Shareholder Approval. This Agreement and the transactions contemplated by it shall have been approved by RTI's shareholders.

                10.3 Rockaway Lease. Sterigenics and RTI have entered into the Rockaway Lease.

                10.4 Insolvency Event. At the Closing, Sterigenics shall not have been subject to a voluntary or involuntary petition to commence a proceeding under the United States Bankruptcy Code to declare Sterigenics to be bankrupt or insolvent.

                10.5 No Legal Prohibition. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Acquisition or limiting or restricting RTI's conduct or operation of the business of RTI after the Acquisition shall have been issued, nor shall any proceeding brought by an administrative agency or commission or other governmental entity, seeking any of the foregoing be pending, nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Acquisition which makes the consummation of the Acquisition illegal, nor shall any action or suit related to the Acquisition or its consummation which could, in the opinion of RTI's counsel, result in material personal liability for RTI directors, be pending or threatened; provided, however, that RTI shall be required to waive this condition as to any pending or threatened action or suit if Sterigenics agrees to indemnify the directors of RTI against any costs, expenses or judgments resulting from such action or suit.

                10.6 Escrow Agreement. Sterigenics, RTI and the Escrow Agent shall have entered into the Escrow Agreement.

                10.7 Closing Certificate. Sterigenics shall deliver to RTI a certificate dated the Closing Date and signed by an officer of Sterigenics confirming that the conditions set forth in Sections 10.1, 10.2, 10.4 and 10.5 have been satisfied.

                10.8 Appraisal Rights. Holders of less than 20% of the outstanding shares of RTI Common Stock shall continue to be entitled to seek appraisal rights with respect to the Acquisition pursuant to the New York Business Corporation Law.

                10.9 Closing Deliveries. RTI shall have received at or prior to the Closing each of the following documents: (a) payment of the Purchase Price in accordance with Section 2.4; (b) cross-receipt executed by Sterigenics and RTI; and (c) such instruments, in form and substance satisfactory to RTI, as shall be necessary and appropriate for Sterigenics to assume and agree to perform the Assumed Liabilities.

                                   ARTICLE XI

                  SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                            INDEMNIFICATION; ESCROW

                11.1 Survival of Representations. The representations and warranties made by the parties in Articles IV (except Section 4.22(a) and 4.23 through 4.27, which shall terminate upon the Closing) and V of this Agreement shall survive the Closing for a period of twelve (12) months and shall in no manner be limited by any investigation of the subject matter thereof made by or on behalf of either party or by the satisfaction of any condition to the Closing, provided, however, that if RTI gives Sterigenics written notice prior to Closing specifying a breach of representation or warranty and as a result would not be able to meet the condition in Section 9.1 and Sterigenics waives such breach in order to proceed to Closing, Sterigenics shall not be entitled to make a Claim (as defined below) as a result of such specified breach. After the expiration of such period, such representations and warranties shall expire and be of no further force and effect unless a Claim or Claims (as defined in Section 11.2 below) with respect to any such representation or warranty shall have been asserted by Sterigenics with respect thereto on or before the expiration of such period.

                11.2    Indemnification by Parties.

                        (a) RTI shall indemnify and save harmless Sterigenics, its wholly-owned Subsidiaries and its and their respective shareholders, directors, officers and agents from and against (A) any difference between (i) the Adjusted Price and (ii) the book value of the Purchased Assets less the book value of the Assumed Liabilities, as contained in the Closing

Balance Sheet (as audited by the independent certified accounting firm of Ernst & Young, if Sterigenics elected to have Ernst & Young audit the Closing Balance Sheet, provided that RTI may object as set forth in Section 2.4(d) (the "Purchase Price Adjustment") and (B) any and all losses, liabilities, expenses (including, without limitation, fees and disbursements of counsel and expenses of investigation), claims, liens, damages, demands, judgments, fines, penalties, costs or other obligations whatsoever (hereinafter individually a "Claim" or collectively "Claims"), which shall not include any component of damages for business lost after the Closing, imposed on or incurred by Sterigenics or any such indemnified party as a result of (i) the breach of any representation or warranty made by RTI in this Agreement or otherwise thereafter made in writing and delivered by RTI to Sterigenics in connection with the transactions contemplated hereby; (ii) any failure of RTI to perform or comply in any material respect with any of its covenants and agreements set forth herein or in any other document executed in connection with the transactions contemplated hereby; (iii) any liabilities, obligations or commitments of, and all claims against RTI, its shareholders, directors, officers and agents, other than with respect to the Assumed Liabilities and claims arising as a result of a breach by Sterigenics; (iv) any Excluded Liabilities or (v) the waiver by Sterigenics of compliance by RTI with the provisions of applicable bulk sales laws. "Claims" as used herein are not limited to matters asserted by third parties, but include claims incurred, sustained or properly accrued by Sterigenics in the absence of claims by a third party; provided that the amount of any accrual that is not ultimately utilized shall be paid to RTI. Claims shall first be satisfied pursuant to the terms of the Escrow Agreement. Notwithstanding anything to the contrary set forth in this Agreement, RTI shall be liable only as to any individual Claim, other than Claims with respect to any Purchase Price Adjustment, if it exceeds Five Thousand Dollars ($5,000). Other than with respect to any Purchase Price Adjustment, no indemnification obligation shall arise hereunder unless and until the aggregate amount of Claims which individually exceed Five Thousand Dollars ($5,000.00) hereunder exceeds One Hundred Thousand Dollars ($100,000) (the "Basket"). In the event that the amount of all Claims which individually exceed Five Thousand Dollars ($5,000.00) exceeds the Basket, Sterigenics shall be entitled to collect the full amount of such Claims.

        (b) From and after the Closing, Sterigenics shall indemnify and save harmless RTI, its shareholders, directors, officers and agents from and against any and all losses, liabilities or expenses imposed on or incurred by RTI or any such indemnified party as a result of (i) any failure by Sterigenics to discharge the Assumed Liabilities or (ii) any failure of Sterigenics to perform or comply in any material respect with any of the covenants and agreements of Sterigenics set forth herein or in any document executed in connection with the transactions contemplated hereby.

        (c) As used in this Article XI, the term "Indemnitor" means the party against whom indemnification hereunder is sought, and the term "Indemnitee" means the party seeking indemnification hereunder. The following are conditions precedent to any liability of an Indemnitor under Section
11.2(a) or 11.2(b): (i) Indemnitee shall give Indemnitor prompt written notice of any event or assertion of which it has knowledge concerning any Claims and as to which it may request indemnification, which notice must be given within twelve (12) months of the Closing; (ii) Indemnitee shall cooperate with and assist Indemnitor in defending or settling the Claims; (iii) Indemnitee shall permit Indemnitor to control the defense or settlement of the Claims, including selection of counsel to represent Indemnitor and Indemnitee, provided that such counsel shall be reasonably satisfactory to Indemnitee; provided that Indemnitee may maintain separate counsel at its own cost and expense in connection with any Claim; (iv) in no event shall Indemnitee compromise or settle a Claim without the prior written approval of Indemnitor, which approval shall not be unreasonably withheld; and (v) the assumption of the defense of any Claim by Indemnitor shall be an acknowledgment by Indemnitee that such Claim is subject to indemnification under the provisions of this Article XI unless notice to the contrary is given and that such provisions are binding on Indemnitee. If, however, Indemnitor fails or refuses to undertake the defense of such Claim within ten (10) days after written notice of such Claim has been delivered to Indemnitor by Indemnitee, Indemnitee shall have the right to undertake the defense, and, subject to Subsection (iv) above, compromise and settlement of such Claim with counsel of its own choosing. Failure of Indemnitee to furnish written notice of Indemnitor of a Claim shall not release Indemnitor from Indemnitor's obligations hereunder, except to the extent Indemnitor is prejudiced by such failure.

                (d)     The indemnification obligations of Indemnitor under
Section 11.2(c) shall continue in full force and effect as to any Claim as to which notice has been given pursuant to Section 11.2(c)(i) above until such Claim has been settled either by mutual agreement of the parties concerned, by arbitration in accordance with the provisions of this Agreement or, in the event of a Claim resulting from legal action by a third party, by the final order, decree or judgment of a court of competent jurisdiction in the United States of America (the time for appeal having expired with no appeal having been taken). The right of an Indemnitee to be indemnified under this Section 11.2 shall not limit, reduce or otherwise affect any other rights and remedies each may have with respect to the matters indemnified under this Agreement.

        11.3 Resolution of Disputes. Any dispute over an indemnity claim under Section 11.2 above (a "Contested Claim") shall be settled by arbitration in the New York City metropolitan area and, except as herein specifically stated, in accordance with Section 13.15 below. Sterigenics and RTI agree that any of the parties may elect to postpone the arbitration of all Contested Claims until one year from the Closing in order to consolidate the arbitration of all Contested Claims.

                                  ARTICLE XII

                           TERMINATION AND AMENDMENT

        12.1 Termination. This Agreement may be terminated at any time prior to the Closing (with respect to Sections 12.1(b) through 12.1(g), by written notice by the terminating party to the other party), whether before or after approval of the matters presented in connection with the purchase and sale of the Purchased Assets by the shareholders of RTI: (a) by mutual written consent of Sterigenics and RTI; or (b) by either Sterigenics or RTI if the Acquisition shall not have been consummated by November 27, 1996 (provided that the right to terminate this Agreement under this Section 12.1(b) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of or resulted in the failure of the Acquisition to occur on or before such date); or (c) by either Sterigenics or RTI, if a court of competent jurisdiction or other Governmental Entity shall have issued a nonappealable final order, decree or ruling or taken any other action, in each case having the effect of permanently restraining, enjoining or otherwise prohibiting the Acquisition, except, if the party relying on such order, decree or ruling or other action has not materially complied with its obligations under Article IX or Article X, as applicable, of this Agreement, or (d) by Sterigenics if any of the conditions to Sterigenics' obligations to effect the Acquisition which are specified in
Article IX have not been met or waived by Sterigenics at such time as such condition is no longer reasonably capable of satisfaction, including the failure to obtain any required approval of shareholders of RTI at a duly held meeting of shareholders or at an adjournment or postponement thereof (provided Sterigenics is not otherwise in material breach of its representations, warranties, covenants or agreements under this Agreement); (e) by RTI if any of the conditions to RTI's obligation to effect the Acquisition which are specified in Article X have not been met or waived by RTI at such time as such condition is no longer reasonably capable of satisfaction (provided RTI is not otherwise in material breach of its representations, warranties, covenants or agreements under this Agreement); (f) by Sterigenics or RTI, if there has been a material breach of any representation, warranty, covenant or agreement on the part of the other party set forth in this Agreement, which breach shall not have been cured (in the case of RTI, a breach of representation and warranty will be deemed to have been cured for purposes of this Section 12.1 if the condition to Closing set forth in Section 9.1 can be met), in the case of a representation or warranty, prior to the Closing or, in the case of a covenant or agreement, within (ten) 10 business days following receipt by the breaching party of written notice of such breach from the other party; or (g) by Sterigenics, if (i) the Board of Directors of RTI shall have withdrawn or modified in a manner adverse to Sterigenics its recommendation of this Agreement and the Acquisition in a manner adverse to Sterigenics or shall have resolved to do either of the foregoing; (ii) the Board of Directors of RTI shall have recommended to the shareholders of RTI an Acquisition Proposal;
(iii) a tender offer or exchange offer for 15% or more of the outstanding shares of RTI Common Stock is commenced (other than by Sterigenics or an affiliate of Sterigenics) and the Board of Directors of RTI recommends that the shareholders of RTI tender their shares in such tender or exchange offer; or
(iv) for any reason RTI fails to hold the RTI Shareholders' Meeting by November 27, 1996.

        12.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 12.1, this Agreement shall immediately become void and there shall be no liability or obligation on the part of Sterigenics, RTI or their respective officers, directors, stockholders or shareholders, as the case may be, or affiliates, except as set forth in Sections 12.3 and 12.4 and further except to the extent that such termination results from the intentional breach by a party of any of its representations, warranties or covenants set forth in this Agreement; provided that the provisions of Sections
6.4 (5th sentence), 6.5(d) (5th, 6th, 7th and 8th sentences), 12.3 and 12.4 of this Agreement shall remain in full force and effect and survive any termination of this Agreement.

        12.3    Fees and Expenses.

                (a) Subject to Section 12.3(b) and 12.3(c), if (i) the Acquisition is consummated or (ii) this Agreement is terminated in accordance with Section 12.1(b), 12.1(c), 12.1(d) or 12.1(e) hereof other than as a result of a breach by either party, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.

             (b) Except as otherwise provided in this Section 12.3(b): (i) if this Agreement is terminated as provided in Section 12.1(f) hereof, the breaching party shall pay to the terminating party, within five business days after receipt of a written request therefor, in same day funds, an amount equal to all costs and expenses reasonably incurred by the terminating party in connection with this Agreement and the transactions contemplated hereby, including all reasonable legal, accounting, financial advisory, printing and other professional and service fees and expenses not to exceed Two Hundred Fifty Thousand Dollars ($250,000); provided, however, in the event that this Agreement is terminated by a party as provided in Section 12.1(f) and the breaching party also has the right to terminate this Agreement as provided in Section 12.1(f) and notifies the terminating party thereof within ten (10) days after receipt by the breaching party of notice of termination pursuant to this Section 12.1(f), then the costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid only as set forth in Section 12.3(a); (ii) if this Agreement is terminated (x) by Sterigenics pursuant to
Section 12.1(b) hereof or (y) by Sterigenics pursuant to Section 12.1(d) as a result of the failure to receive the requisite vote to approve this Agreement and the Acquisition at the RTI Shareholders' Meeting (including any adjournments or postponements thereof) in each case, if, at the time of such failure, there shall have been announced an Acquisition Proposal which shall not have been absolutely and unconditionally withdrawn or abandoned, RTI shall pay Sterigenics, within five (5) business days after receipt of a written request therefor, in same day funds, an amount equal to all costs and expenses reasonably incurred by Sterigenics in connection with this Agreement and the transactions contemplated hereby, including all reasonable legal, accounting, financial advisory, printing and other professional and service fees and expenses, not to exceed Two Hundred Fifty Thousand Dollars ($250,000).

             (c) If this Agreement is terminated by Sterigenics as provided in
Section 12.1 as a result of the failure of Sterigenics to obtain the permits necessary to operate the business of RTI, Sterigenics shall pay RTI, within five
(5) business days after receipt of a written request therefor, in same day funds, an amount equal to all costs and expenses reasonably incurred by RTI in connection with this Agreement and the transactions contemplated hereby, including all reasonable legal, accounting, financial advisory, printing and other professional and service fees and expenses, not to exceed Two Hundred Fifty Thousand Dollars ($250,000).

        12.4 Option to Purchase North Carolina Property. Upon the execution by RTI of a definitive agreement resulting from an Acquisition Proposal, Sterigenics shall have the option to purchase the North Carolina Property, including its Improvements and the plant, property, equipment located thereon, but excluding all Cobalt, free and clear of all Encumbrances other than the Permitted Encumbrances for a purchase price equal to the book value of the North Carolina Property as of the closing associated with the exercise of the option plus Four Hundred Thousand Dollars ($400,000). The purchase option may be exercised within sixty (60) days after the execution of such definitive agreement, and the closing of Sterigenics' acquisition of the North Carolina Property pursuant to the purchase option shall occur immediately prior to the closing of the transaction contemplated by such definitive agreement. The terms of such purchase option shall be as specified in the Option Agreement attached hereto as Exhibit 12.4.

        12.5 Amendment. This Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Acquisition by the shareholders of RTI, but, after any such approval, no amendment shall be made which by law requires further approval by such shareholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

        12.6 Extension: Waiver. At any time prior to the Closing Date, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf os such party.

                                  ARTICLE XIII

                                    GENERAL

        13.1 Expenses. Except as otherwise provided below in this Agreement, the parties will each pay their own legal, accounting and other professional expenses in connection with the transactions contemplated hereby.

        13.2 Brokers. Each party represents and warrants to the other that no person has acted as a broker, a finder or in any similar capacity in connection with the transactions contemplated hereby, except TM Capital Corporation who shall be paid by Sterigenics. Each party shall indemnify the other against, and agrees to hold the other harmless from, all liabilities and expenses (including reasonable attorneys' fees and expenses) in connection with any claim by anyone for compensation as a broker, a finder or in any similar capacity, other than TM Capital Corporation, who is to be paid by Sterigenics at the Closing, by reason of services allegedly rendered to the indemnifying party in connection with the transactions contemplated hereby.

        13.3 Entire Agreement. Except for that certain Confidentiality Agreement by and between RTI and Sterigenics, dated October 3, 1995, this Agreement, the Option Agreement and the Ancillary Documents contain the entire agreement among the parties with respect to the matters contemplated hereby and all prior negotiations, understandings and agreements among them, are superseded by this Agreement.

        13.4 Assignment. Neither this Agreement nor any right of any party under it may be assigned without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that Sterigenics may assign its rights under this Agreement following the Closing to any party that acquires Sterigenics through a merger or consolidation, purchase of substantially all of Sterigenics' stock or a purchase of substantially all of Sterigenics' assets. Notwithstanding the foregoing, RTI agrees that Sterigenics may assign its rights to purchase the Purchased Assets and lease the Rockaway Property and its obligations to assume the Assumed Liabilities to one or more wholly-owned subsidiaries of Sterigenics; provided, however, that in the event of such assignment, Sterigenics shall remain liable for the performance of such subsidiaries under the terms of this Agreement and shall execute and deliver to RTI a guarantee in a form reasonably satisfactory to RTI with respect thereto.

        13.5 Notices. Any notice or other communication required or permitted to be given under this Agreement shall be in writing and will be deemed effective when delivered in person, on the first business day after the day on which sent by confirmed facsimile, if promptly confirmed in writing, on the third business day after the day on which mailed by first class mail from within the United States of America, or the business day following delivery to a national overnight courier service to the following addresses or to such other address as either party may specify in writing to the other party in accordance with the provisions of this Section 13.5.

        If to Sterigenics:                 With a copy to:

        Sterigenics International          Gunderson Dettmer Stough Villeneuve
        4020 Clipper Court                 Franklin & Hachigian, LLP
        Fremont, CA 94538-6540             600 Hansen Way, Second Floor
                                           Palo Alto, CA 94304
        Facsimile No. (510) 770-9000       Facsimile No: (415) 843-0314
        Attention: James F. Clouser        Attention: Carla S. Newell


        If to RTI:                         With a copy to:

        RTI, Inc.                          Warshaw Burstein Cohen
        108 Lake Denmark Road              Schlesinger & Kuh, LLP
        Rockaway, New Jersey 07866              555 Fifth Avenue
        Attention: Theo Muller             New York, NY 10017
                                           Facsimile No.: (212) 972-9150
                                           Attention: Arthur Katz

        13.6 Governing Law. This Agreement will be governed by, and construed under, the laws of the State of California without reference to principles of conflicts of laws.

        13.7 Amendment. This Agreement may be amended only by a document in writing signed by the parties.

        13.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

        13.9 Public Disclosure. No party shall disclose the terms of this Agreement without the written consent of Sterigenics and RTI, except as required by law or pursuant to the disclosure obligations of RTI under the rules and regulations of the Securities and Exchange Commission.

        13.10 Further Assurances. Each party agrees to execute such further instruments and documents and to do such further acts as may be reasonably requested by any other party to carry out the transactions contemplated hereby.

        13.11 No Rights Conferred Upon Third Parties. No provisions of this Agreement are intended or shall be interpreted to provide or create any rights of any kind in any third party unless specifically provided otherwise herein, and, except as so provided, all provisions hereof shall be personal solely to the parties to this Agreement.

        13.12 Attorneys' Fees. In any litigation relating to this Agreement, including litigation with respect to any instrument, document or agreement made under or in connection with this Agreement, the prevailing party shall be entitled to recover its costs and reasonable attorneys' fees and expenses.

        13.13 Headings. Captions and headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

        13.14 Arbitration. Any disputes between Sterigenics and RTI with respect to this Agreement shall be settled by binding, final arbitration in the New York City metropolitan area and in accordance with the commercial arbitration rules of the American Arbitration Association then in effect ("AAA Rules"). However, in all events, the following arbitration provisions shall govern over any conflicting rules which may now or hereafter be contained in the AAA Rules. Any judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction over the subject matter thereof. The arbitrator shall have the authority to grant any equitable and legal remedies that would be available. Sterigenics and RTI shall each advance fifty percent (50%) of the initial compensation to be paid to the arbitrator in any such arbitration and fifty percent (50%) of the costs of transcripts and other normal and regular expenses of the arbitration proceedings; provided, however, that the arbitrator shall have the discretion to grant to the prevailing party in any arbitration an award of attorneys' fees and costs, and all costs of arbitration. Arbitration shall be the sole and exclusive remedy of the parties for a breach of this Agreement in the absence of fraud.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date shown on the first page.

STERIGENICS INTERNATIONAL               RTI INC.


By: /s/ JAMES F. CLOUSER                By:  /s/ T. MULLER
   -------------------------                -------------------------

Title: PRESIDENT & CEO                  Title: PRESIDENT & CEO
       ---------------------                   ----------------------

                                   Exhibits

Exhibit 1.12  --  Legal Description of North Carolina Property

Exhibit 1.19  --  Legal Description of Rockaway Property

Exhibit 1.21  --  Legal Description of Salem Property

Exhibit 2.4(d)--  Escrow Agreement

Exhibit 6.5(a)--  Title Commitment for Rockaway Property

Exhibit 6.5(c)--  Title Commitment for North Carolina Property

Exhibit 9.7   --  Rockaway Lease

Exhibit 12.4  --  North Carolina Option

                                Exhibit 1.12

                Legal Description of North Carolina Property

BOOK 473 PAGE 113

THIS DEED, made this 10th day of June, 1982 by J. LEON PORTER and wife, ELLEN
T. PORTER hereinafter called Grantors, to PROCESS TECHNOLOGY (NC), INC., a North Carolina Corporation, P.O. Box 185, Rockaway, N.J. 07866, hereinafter called Grantees. The designations Grantors and Grantees as used herein shall include singular, plural, masculine, feminine, or neuter as required by the context.

        WITNESSETH: That the Grantors, in consideration of $10.00 and other valuable consideration to them paid by the Grantee, the receipt of which is acknowledged, have bargained and sold, and by these presents do bargain, sell and convey to the Grantees their heirs, successors and assigns, all of the following described real property:

A certain tract or parcel of land in Haw River Township, Alamance County, N.C., adjoining Porter Avenue, John Bakatsias and other lands of J. Leon Porter and being more particularly described as follows:

BEGINNING at an iron stake and new corner with J. Leon Porter in the East right of way line of Porter Avenue and located S. 04 deg. 08' 32" E. 356.77 ft. from the intersection of the East line of said road and the South line of a service road which said 356.77 ft. is the chord of an arc having the length of 357.79 ft. formed by the East line of said 60 ft. wide road; thence a new line with said Porter, N. 88 deg. 56' 56" E. 444.13 ft. to an iron stake and new corner with said Porter; thence a new line with said Porter, S. 11 deg. 38' 05" E.
21.17 ft. to an iron stake and corner with John Bakatsias; thence with the line of said Bakatsias, S. 11 deg. 38' 05" E. 365 ft. to an iron stake and new corner with J. Leon Porter; thence a new line with said Porter, S. 87 deg. 18'
W. 441.94 ft. to an iron stake in the East line of Porter Avenue; thence with the East line of Porter Avenue, N. 11 deg. 38' 05" W. 400 ft. to the POINT OF BEGINNING AND CONTAINING 3.935 ACRES, more or less.

The above description and determination of area were taken from a survey and drawing made by John D. Somers, R.L.S., dated 5/18/82, captioned "Final Plat", property of J. Leon Porter and wife, Ellen T. Porter and plat is recorded in the office of the Register of Deeds for Alamance County, N.C., in Plat Book 27 at Page 55.

This conveyance is subject to recorded easements, 10 ft. wide utility easement along rear lot line as shown on recorded subdivision map and sanitary sewer easement and manhole as shown on recorded subdivision map.

        The above property was conveyed to the Grantors by _____________ See Book No. ________ page __________

        TO HAVE AND TO HOLD said real property, with all privileges, and appurtenances thereunto belonging, to the said Grantees, their heirs, successors, and assigns forever.

        The Grantors covenant that they are seized of said real property in fee, and have the right to convey the same in fee simple; that the same is free from all encumbrances (with any exceptions above stated); and that they will warrant and defend the title to same against the claims of all persons whomsoever.

        IN WITNESS WHEREOF, the Grantors have hereunto set their hands and seals, or if corporate, have caused this Deed to be signed in their respective corporate names by their duly authorized officers and their seals to be hereunto affixed by authority of their Boards of Directors, the day and year first above written.

                                /s/ J. LEON PORTER                      (SEAL)
                                --------------------------------------
                                J. LEON PORTER


                                /s/ ELLEN T. PORTER                     (SEAL)
                                --------------------------------------
                                ELLEN T. PORTER


=============================================================================

STATE OF NORTH CAROLINA, COUNTY OF ALAMANCE

        I, JANICE S. SHEPHERD a Notary Public of said County, do hereby certify that J. LEON PORTER and wife, ELLEN T. PORTER personally appeared before me this day and acknowledged the due execution of the foregoing deed. Witness my hands and official seal, this 11th day of June 1982

My Commission Expires: 1/24/85          /s/ JANICE S. SHEPHERD    Notary Public
                                        ------------------------
=============================================================================

                                  Exhibit 1.19

                     Legal Description of Rockaway Property

                        [MAP OF AREA DESCRIBED IN DEED]

                                  EXHIBIT 1.21

                      LEGAL DESCRIPTION OF SALEM PROPERTY

                                                                   Schedule 1.21


                        DESCRIPTION OF LAND
         BEING A PORTION OF BLOCK 47, LOT 3, CITY OF SALEM
            CITY OF SALEM LEASE TO RADIATION TECHNOLOGY

        ALL that certain part and parcel of land situate, lying, and being in the City of Salem, County of Salem, State of New Jersey, and being more particularly described as follows:

        BEGINNING at a point in the line of land of William R. Darling, said point being North sixty-nine degrees twenty-four minutes thirty seconds East, six feet and twenty-two one hundredths of a foot from Darling's southwesterly corner; thence (1) along Darling's land, North sixty-nine degrees twenty-four minutes thirty seconds East, three hundred eighty-six feet and twenty-four one hundredths of a foot to a rod and cap set for a corner; thence (2) through land of the City of Salem, South eighteen degrees two minutes thirty-seven seconds East, two hundred eighty feet and twenty-one one hundredths of a foot to a rod and cap set for a corner; thence (3) still along the same, South fifty-three degrees fourteen minutes West, four hundred seven feet and forty-two one hundredths of a foot to a rod and cap set for a corner; thence (4) still along the same, North eighteen degrees two minutes thirty-seven seconds West, three hundred ninety-three feet and eighty-two one hundredths of a foot to the place of beginning.

        CONTAINING within said bounds 2.985 acres of land more or less.

        BEING a portion of the same land and premises that were conveyed to the City of Salem by J. Evan Hitchner, widower, by deed dated March 31, 1970, and recorded in the Salem County Clerk's Office in Book 525 of Deeds, Page 269.

                                 Exhibit 2.4(d)

                                Escrow Agreement

                                ESCROW AGREEMENT

        This Escrow Agreement (the "Agreement") is entered into as of ______________, 1996 by and among Sterigenics International, a California corporation ("Purchaser"), RTI Inc., a New York corporation ("Seller"), and the Escrow Agent named herein.

                                    RECITALS

        A. Purchaser and Seller have entered into an Asset Acquisition Agreement dated as of February 26, 1996 (the "Asset Agreement"). Capitalized terms used in this Agreement and not otherwise defined herein will have the meanings given them in the Asset Agreement.

        B. The Asset Agreement provides for Eight Hundred Thousand Dollars ($800,000) of the Consideration (the "Escrow Amount") to be placed in an escrow account (the "Escrow Account") to secure certain obligations to Purchaser under the Asset Agreement on the terms and conditions set forth therein and herein.

        C. The parties hereto desire to establish the terms and conditions pursuant to which the Escrow Amount will be deposited, held in, and disbursed from the Escrow Account.

        NOW, THEREFORE, the parties hereto hereby agree as follows:

        1.  Escrow.

                (a) Escrow of Escrow Amount. The Escrow Amount will be held in escrow by Lowenstein, Sandler, Kohl, Fisher & Boylan, (the "Escrow Agent"), located at 65 Livingston Avenue, Roseland, New Jersey 07068-1791, as collateral for obligations of Seller under Article XI of the Asset Agreement, until such Escrow Amount is to be released pursuant to the terms of this Agreement. The Escrow Agent agrees to accept delivery of the Escrow Amount and to hold such Escrow Amount in escrow subject to the terms and conditions of this Agreement.

                (b) Claims Under Indemnity Obligations. The parties agree that the Escrow Amount will be partial security for the obligations of Seller under Article XI of the Asset Agreement. Promptly after the receipt by Purchaser of notice or discovery of any Claim giving rise to rights under
Section 11.2 of the Asset Agreement, Purchaser will give the Seller and the Escrow Agent written notice of such Claim in accordance with Section 3 hereof. Failure of Purchaser to furnish written notice to Seller of a Claim shall not release Seller from Seller's obligations hereunder, except to the extent Seller is prejudiced by such failure.

        2.  Deposit of Escrow Amount; Release from Escrow.

                (a) Delivery of Escrow Amount. On the Closing Date, the Escrow Amount will be delivered by Purchaser to the Escrow Agent by certified check made payable to the Escrow Account.

                (b) Distribution to Seller. Promptly following the termination of the period in which Purchaser is entitled to make a claim for a Purchase Price Adjustment, the Escrow Agent shall release from the Escrow Account to the Seller (the "First Release Date") an aggregate of Four Hundred Thousand Dollars ($400,000), less the amount of any outstanding claims for a Purchase Price Adjustment (the "First Release Amount"). Promptly following the resolution of any claim for a Purchase Price Adjustment, the Escrow Agent shall release from the Escrow Account (the "Second Release Date") to the Seller an aggregate of Four Hundred Thousand Dollars ($400,000), less (i) the First Release Amount and (ii) the amount of any Purchase Price Adjustment. On the six month anniversary of the Closing Date (the "Third Release Date"), the Escrow Agent shall release from the Escrow Account to the Seller the other Four Hundred Thousand Dollars ($400,000) of the Escrow Amount, less (i) any amounts delivered to Purchaser in satisfaction of Claims by Purchaser (other than Claims with respect to a Purchase Price Adjustment) and (ii) any amounts withheld with respect to any pending but unresolved Claims of Purchaser (each a "Release Amount").

                (c) Release of Escrow Amount. The Escrow Amount will be held by the Escrow Agent until required to be released pursuant to Section 2(b) above. Within three (3) business days after each of the First Release Date, the Second Release Date and the Third Release Date, the Escrow Agent will deliver to the Seller the Released Amount to be released on such date, together with interest accrued on such Released Amount. Amounts retained pursuant to
Section 2(b)(ii) above shall be released to Seller within three (3) business days after the pending Claim corresponding to the retained amount is conclusively resolved, less any amounts delivered to Purchaser in satisfaction of such Claim.

                (d) Investment of Escrow Account. The Escrow Agent shall invest the Escrow Account as directed in writing by the Seller (or by Purchaser if the Seller does not so direct) in any of the following:

                        (i) obligations issued or guaranteed by the United States of America or any agency or instrumentality thereof;

                        (ii) certificates of deposit or interest bearing accounts with banks or corporations endowed with trust powers having capital and surplus in excess of Fifty Million Dollars ($50,000,000);

                        (iii) commercial paper that at the time of investment is rated A-1 by Standard & Poor's Corporation or Prime-1 by Moody's Investors Service, Inc.;

                        (iv)  repurchase agreements with any bank or
corporation described in clause (ii) fully secured by obligations described in clause (i);

                        (v)   money market mutual funds; or

                        (vi)  as Purchaser and Seller mutually agree in writing.

                The Escrow Agent will incur no liability with respect to the insolvency or other loss in value of any investments directed by either the Seller or the Purchaser.

         (e) Interest. Accrued interest on the Released Amounts shall be paid to the Seller on the Release Date. Accrued interest on the balance of the Escrow Amount due the Seller at the expiration of any period during which any Claims are contested pursuant to Section 4(b) below shall be paid to the Seller. Accrued interest on any amounts delivered to Purchaser in satisfaction of Claims by Purchaser shall be paid to Purchaser at the time such amount is delivered to Purchaser. The Seller certifies that its taxpayer identification number is 11-2163152 and the Purchaser certifies that its taxpayer identification number is 95-3323502.

        (f) No Encumbrance. No interest in the Escrow Account or any beneficial interest therein may be pledged, sold, assigned or transferred, other than by operation of law, by any party hereto or be taken or reached by any legal or equitable process in satisfaction of any debt or other liability of any party hereto, prior to the delivery to the Seller of the Released Amounts by the Escrow Agent.

     3. Notice of Claim.

        (a) Each notice of a Claim by Purchaser (the "Notice of Claim") shall be in writing to the Seller and the Escrow Agent and shall contain the following information to the extent it is reasonably available to Purchaser:

            (i) Purchaser's good faith estimate of the reasonably foreseeable maximum amount of the Claim; and

            (ii) A brief description in reasonable detail of the facts, circumstances or events giving rise to the Claim.

        (b) Purchaser shall provide written notice of any third party claim which could result in a Notice of Claim promptly after Purchaser becomes aware of such third party claim. Purchaser agrees not to settle such claims without the prior written consent of Seller, which shall not be unreasonably withheld.

        (c) The Escrow Agent will not release any of the Escrow Amount held in the Escrow Account to Purchaser pursuant to a Notice of Claim until such Notice of Claim has been resolved in accordance with Section 4 below.

     4. Resolution of Notice of Claim and Transfer of Escrow Funds. Any Notice of Claim received by Seller and the Escrow Agent pursuant to Section 3 above will be resolved as follows:

        (a) Uncontested Claims. In the event that the Seller does not contest a Notice of Claim in writing to the Escrow Agent and Purchaser or pay the amount demanded within thirty (30) calendar days after such Notice of Claim is deemed delivered pursuant to Section 6 below, the Escrow Agent will on the second business day following the expiration of such thirty (30) day period deliver to Purchaser an amount equal to the amount specified in the Notice of Claim and notify the Seller of such transfer.

                (b) Contested Claims. In the event that the Seller gives written notice contesting all or a portion of a Notice of Claim to Purchaser and the Escrow Agent (a "Contested Claim") within the thirty (30) day period provided above, Seller and Purchaser shall attempt in good faith to agree upon the rights of the respective parties with respect to such Claim. If Seller and Purchasers should so agree, a memorandum setting forth such agreement (a "Memorandum of Agreement") shall be prepared and signed by both parties and shall be furnished to the Escrow Agent. The Escrow Agent shall be entitled to rely on any such Memorandum of Agreement and distribute funds from the Escrow Fund in accordance with the terms thereof.

                        If no such agreement can be reached after good faith negotiation, either Seller or Purchaser may demand arbitration of the matter as provided in Section 13.15 of the Asset Agreement, unless the amount of the damage or loss is at issue in pending or threatened litigation with a third party, in which even arbitration shall not be commenced until such amount is ascertained or both Seller and Purchaser agree to arbitration. Any portion of the Notice of Claim which is not contested by Seller and is for an agreed amount shall be resolved as set forth above in Section 4(a). The final resolution of any Contested Claim as provided above, including any decision of the arbitrator, shall be furnished to the Escrow Agent, the Seller and Purchaser in writing and will constitute a conclusive determination of the issue in question, binding upon the Seller and Purchaser and shall not be contested by any of them. After notice that the Notice of Claim is contested by the Seller, the Escrow Agent will continue to hold in the Escrow Account an Escrow Amount sufficient to cover such Claim (notwithstanding the expiration of Release Date and subject to Released Amounts released prior to receipt by Seller and Escrow Agent of the Notice of Claim for such Contested Claim) until (i) execution of a settlement agreement by Purchaser and the Seller setting forth a resolution of the Notice of Claim, or (ii) receipt of a copy of the final award of an arbitrator. Upon the receipt of any settlement agreement or final arbitrator's award, the Escrow Agent shall promptly deliver all amounts determined to be immediately due to the parties as a result of such settlement or award.

                        For the purposes of this Section 4, in any arbitration hereunder in which any claim or the amount thereof stated in a Notice of Claim is at issue, Purchaser shall be deemed to be the non-prevailing party unless the arbitrators award Purchaser more than 50% of the amount in dispute, plus any amounts not in dispute; otherwise, Seller shall be deemed to be the non-prevailing party. The non-prevailing party to an arbitration hereunder shall pay its own expenses, the fees of each arbitrator, the administrative fee of AAA, and the expenses (including, without limitation, attorneys' fees and costs) incurred by the other party to the arbitration.

        5.      Limitation of Escrow Agent's Liability.

                (a) The Escrow Agent will incur no liability with respect to any action taken or suffered by it in reliance upon any notice, direction, instruction, consent, statement or other document believed by it to be genuine and duly authorized, nor for any other action or inaction, except its own willful misconduct or gross negligence. The Escrow Agent will not be responsible for the validity or sufficiency of this Agreement or any agreement amendatory or supplemental hereto. In all questions arising under the Agreement, the Escrow Agent may rely on the advice or opinion of legal counsel, and for anything done, omitted or suffered in good faith by the Escrow Agent based on such advice or opinion, the Escrow Agent will not be liable to anyone. The Escrow Agent will not be required to take any action hereunder involving any expense unless the payment of such expense is made or provided for in a manner satisfactory to it.

                (b) In the event conflicting demands are made or notices are served upon the Escrow Agent with respect to the Escrow Account, the Escrow Agent will have the absolute right, at the Escrow Agent's election, to do either or both of the following: (i) resign so a successor can be appointed pursuant to
Section 9 or (ii) file a suit in interpleader and obtain an order from a court of competent jurisdiction requiring the parties to interplead and litigate in such court their several claims and rights among themselves. In the event such interpleader suit is brought, the Escrow Agent will thereby be fully released and discharged from all further obligations imposed upon it under this Agreement, and Purchaser will pay the Escrow Agent (subject to reimbursement from the Seller pursuant to Section 8 hereof) all costs, expenses and reasonable attorneys' fees and expenses expended or incurred by the Escrow Agent pursuant to the exercise of Escrow Agent's rights under this Section 5 (such costs, fees and expenses shall be treated as extraordinary fees and expenses for the purposes of Section 8 hereof).

                (c) In consideration of its acceptance of the appointment as Escrow Agent, the other parties hereto, jointly and severally, agree to indemnify and hold the Escrow Agent harmless as to any liability incurred by it to any person, firm or corporation by reason of its having accepted the same or in carrying out any of the terms hereof, and to reimburse the Escrow Agent for all its costs and expenses, including, but not limited to, reasonable attorneys' fees and expenses, incurred by reason of any matter as to which an indemnity is paid; provided, however, that no indemnity shall be paid by reason of the Escrow Agent's gross negligence or willful misconduct.

                (d) The Escrow Agent shall be under no obligation to deliver any instrument or documents to a court or take any other legal action in connection with this Agreement or towards its enforcement, or to appear in, prosecute or defend any action or legal proceeding which, in Escrow Agent's opinion, would or might involve it in any cost, expense, loss or liability unless, as often as Escrow Agent may require, Escrow Agent shall be furnished with security and indemnity reasonably satisfactory to it against all such costs, expenses, losses or liability.

                (e) The Escrow Agent's obligations hereunder shall be as a depository only, and Escrow Agent shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any notice, written instructions or other instrument furnished to it or deposited with it, or for the form of execution of any thereof, or for the identity, authority or rights of any person executing, furnishing or depositing same except to the extent of its gross negligence or willful misconduct.

                (f) The Escrow Agent shall not have any duties or responsibilities except those set forth in this Agreement, and shall not incur any liability in acting upon any signature, notice, request, waiver, consent, receipt or other paper or document reasonably believed by it to be genuine, and Escrow Agent may presume that any person purporting to give any notice or advice on behalf of any party in accordance with the provisions hereof has been duly authorized to do so.

                (g) The Escrow Agent shall be entitled to consult with counsel in connection with its duties hereunder.

                (h) The terms and provisions of this Agreement shall create no right in any person, firm or corporation other than the parties hereto and their respective successors and permitted assigns, and no third party shall have the right to enforce or benefit from the terms hereof.

                (i) The Escrow Agent has executed this Agreement solely in order to acknowledge receipt of the Escrow Amount and to confirm that Escrow Agent will hold same in escrow pursuant to the provisions of this Agreement.

                (j) The parties acknowledge that the Escrow Agent is also local counsel to Purchaser. Seller waives any objections to Escrow Agent's serving in the capacity of escrow agent hereunder. Purchaser agrees that it shall not be entitled to have the Escrow Agent serve as its legal counsel with respect to a dispute under this Agreement or with respect to Contested Claims.

        6. Notices. Any notice or other communication required or permitted to be given under this Agreement shall be in writing and will be deemed effective when delivered in person, on the first business day after sent by confirmed facsimile, if promptly confirmed in writing, on the third business day after the day on which mailed by first class mail from within the United States of America, or the first business day following delivery to a national courier service for overnight delivery to the following addresses or to such other address as either party may specify in writing to the other party in accordance with the provisions of this Section 6:

             If to Purchaser:                With a copy to:
             Sterigenics International       Gunderson Dettmer Stough Villeneuve
             4020 Clipper Court              Franklin & Hachigian, LLP
             Fremont, CA 94538               600 Hansen Way, Second Floor
             Facsimile No.: (510) 770-1499   Palo Alto, CA 94304
             Attention: James F. Clouser     Facsimile No.: (415) 843-0314
                                             Attention: Carla S. Newell

                If to Seller:                   With a copy to:
                RTI Inc.                        Warshaw Burstein Cohen
                20 Peach Hill Road              Schlesinger & Kuh, LLP
                Darien, CT 66820                555 Fifth Avenue
                Attention: Theo Muller          New York, NY 10017
                                                Facsimile No.: (212) 972-9150
                                                Attention: Arthur Katz

                If to the Escrow Agent:
                Lowenstein, Sandler, Kohl, Fisher & Boylan
                65 Livingston Avenue
                Roseland, NJ 07068-1791
                Attn: Michael Rodburg

        7.      General.

                (a) Governing Law; Assigns. This Agreement will be governed by and construed in accordance with the internal laws of the State of New Jersey without regard to conflict-of-law principles and will be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                (b) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                (c) Entire Agreement. Except as set forth in the Asset Agreement between Purchaser and Seller and the Ancillary Agreements, this Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Agreement and supersedes all prior agreements or understandings, written or oral, between the parties with respect to the subject matter hereof.

                (d) Waivers. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a writing signed by the party to be bound thereby. The waiver by a party of any breach hereof for default in payment of any amount due hereunder or default in the performance hereof shall not be deemed to constitute a waiver of any other default or any succeeding breach or default.

        8. Expenses of Escrow Agent. All fees and expenses of the Escrow Agent incurred in the ordinary course of performing its responsibilities hereunder will be paid by Purchaser upon receipt of a written invoice by Escrow Agent. Subject to the provisions of the last paragraph of Section 4(b), any fees, including, but not limited to, attorneys' fees (either paid to retained attorneys or amounts representing the value of legal services rendered to itself based upon its standard hourly rates), or expenses incurred by the Escrow Agent in connection with a dispute over the distribution of the Escrow Amount or the validity of a Notice of Claim, will be paid fifty percent (50%) by Purchaser and fifty percent (50%) by Seller. Escrow fees shall be based on the standard hourly rate of the Escrow Agent. Seller's liability for the fees and expenses of the Escrow Agent may be paid by Purchaser and recovered as a Claim hereunder out of the Escrow Amount.

        9. Successor Escrow Agent. In the event the Escrow Agent becomes unavailable or unwilling to continue in its capacity herewith, the Escrow Agent may resign and shall be discharged from its duties or obligations hereunder by giving resignation to the parties to this Agreement, specifying not less than sixty (60) days' prior written notice of such a date when such resignation will take effect. Purchaser and Seller shall agree on a successor Escrow Agent prior to the expiration of such sixty (60) day period by giving written notice to the Escrow Agent. The Escrow Agent will promptly deliver the Escrow Amount remaining in the Escrow Account at such time to such designated successor. In the event no successor Escrow Agent is appointed as described in this Section 9, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent.

        10. Limitation of Responsibility; Notices. The Escrow Agent's duties are limited to those set forth in this Agreement and the Escrow Agent may rely upon the written notices delivered to the Escrow Agent hereunder.

        11. Amendment. This Agreement may be amended with the written consent of Purchaser, the Escrow Agent and the Seller, provided that if the Escrow Agent does not agree to an amendment agreed upon by Purchaser and the Seller, Purchaser and Seller shall appoint a successor Escrow Agent in accordance with Section 9 above.

        12. Miscellaneous. The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder either directly or by or through its agents or attorneys.

        IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first above written and shall be effective when executed by Purchaser, the Escrow Agent and the Seller.

STERIGENICS INTERNATIONAL

By:__________________________

Title:_______________________


RTI INC.

By:__________________________

Title:_______________________


ESCROW AGENT:

LOWENSTEIN, SANDLER, KOHL, FISHER & BOYLAN

By:__________________________

Title:_______________________

                                 Exhibit 6.5(a)

                     Title Commitment for Rockaway Property

                                   SCHEDULE A

Commitment No.  NJT-11087

Prepared For:   Daniel K. Seubert, Esq.
                Gary, Cary et al
                400 Hamilton Avenue
                Palo Alto, CA  94301-1825

                                                      Termination Date 180 Days
1.  Commitment Date:  January 18, 1996                    after Commitment Date

2.  Policy or Policies to be issued:                        Policy Amount

    (a)  ALTA Owner's Policy - (Rev. 10-17-92)
         (Owner's Form)                              $ TBA

         Proposed Insured:   TBA









3. Fee simple interest in the land described in this Commitment is owned, at the Commitment Date, by: See Schedule A-3 attached.

4. The land referred to in this Commitment is described as follows in Schedule A-4 attached.

NOTE FOR INFORMATION ONLY:
The land referred to in this Commitment is commonly known as Lts 1 through 10, Block 30102 on the Tax Map, Township of Rockaway, Morris County, New Jersey.

                                             New Jersey Title Insurance Company

                                 REALALERT:(C)

     The following exceptions highlight those areas of our commitment which may affect marketability of title as well as the lien priority of the mortgage to be insured, if any. The status of such items as judgments, mortgages, federal tax liens, etc. are shown so that you are aware at a glance those issues which need to be cleared for closing. Any item listed below must be removed at closing or otherwise dealt with by this company in order to obtain insurance omitting such items. Schedule B-II shows other traditional exceptions to title such as easements, restrictions, etc. which will remain as exceptions in the policies to be issued.

                               File No. NJT-11087

6. Judgment Search of the New Jersey Superior Court and United States District Court is attached.

     The above return(s) appear(s) to be against a present owner of the premises and, if so, constitute a lien thereon. This Company will require, prior to closing, that

     a.  The same be satisfied and discharged of record, or
     b.  Proper releases be recorded, or
     c. Proof be presented prior to closing that said return(s) is/are not against the present owner(s).

 7. Mortgage made by Radiation Technology, Inc., to New Jersey Economic Development Authority dated December 14, 1978 recorded December 15, 1978 in Mortgage Book 1658 Page 255. Said mortgage secures the sum of $820,000.00. Said mortgage was assigned to New Jersey National Bank by Assignment from New Jersey Economic Authority recorded December 15, 1978 in Book 1658 Page
     275. As further assigned to Thiokol Corporation by Assignment from New Jersey National Bank, dated January 29, 1993, recorded February 25, 1993 in Mortgage Book 4550 Page 305.

     Said Mortgage having been modified by Agreement recorded December 20, 1994 in Mortgage Book 5778 Page 221.

     NOTE: Cancellation, release or other disposition of said mortgage must be produced at or prior to closing.

8. Assignment of Leases and Rents made by Radiation Technology, Inc., to New Jersey Economic Development Authority, dated December 14, 1978, recorded December 15, 1978 in Mortgage Book 1658 Page 266.

     Said mortgage was assigned to New Jersey National Bank by Assignment from New

                                  (CONTINUED)

                   [LOGO] NEW JERSEY TITLE INSURANCE COMPANY

                           CONTINUATION OF REAL ALERT


     Jersey Economic Authority recorded December 15, 1978 in Book 1658 Page 275. As further assigned to Thiokol Corporation by Assignment from New Jersey National Bank, dated January 29, 1993, recorded February 25, 1993 in Mortgage Book 4550 Page 305.
     Said Mortgage having been modified by Agreement recorded December 20, 1994 in Mortgage Book 5778 Page 221.

9. Mortgage made by Radiation Technology, Inc., ("RTI") to Simon Engineering P.L.C., dated December 28, 1984 recorded December 28, 1984 in Mortgage Book 2053 Page 248.

     NOTE: Cancellation, release or other disposition of said mortgage must be produced at or prior to closing.

10. Mortgage made by RTI, Inc., to Thiokol Corporation dated December 18, 1992 recorded March 22, 1993 in Mortgage Book 4593 Page 109.

     NOTE: Cancellation, release or other disposition of said mortgage must be produced at or prior to closing.

11. Tax Sale Certificate No. 125-94 sold to Township of Rockaway recorded August 12, 1994 in Mortgage Book 5603 Page 158. Covers Lot 2 in Block 30101.

     NOTE: Cancellation, release or other disposition of said tax sale certificate must be produced at or prior to closing.

12. Tax Sale Certificate No. 127-94 sold to Township of Rockaway recorded August 12, 1994 in Mortgage Book 5603 Page 162. Covers Lot I In Block 30102.

     NOTE: Cancellation, release or other disposition of said tax sale certificate must be produced at or prior to closing.

13. Tax Sale Certificate No. 128-94 sold to Township of Rockaway recorded August 12, 1994 In Mortgage Book 5603 Page 164. Covers Lot 5 in Block 30102.

     NOTE: Cancellation, release or other disposition of said tax sale certificate must be produced at or prior to closing.

14. Tax Sale Certificate No. 129-94 sold to Township of Rockaway recorded August 12, 1994 in Mortgage Book 5603 Page 166. Covers Lot 8 in Block 30102.

     NOTE; Cancellation, release or other disposition of said tax sale certificate must be produced at or prior to closing.

15. Financing Statement No. 27063 made by RTI Inc, to Thiokol Corporation filed on 3/11/93 in the Morris County Clerk/Register's Office.

     NOTE: Cancellation, release or other disposition of said financing statement must be produced at or prior to closing.

16. Financing Statement No. 97026 made by RTI Inc. to Nordion International Inc. filed on 9/2/92 in the Morris County Clerk/Register's Office.

                           CONTINUATION OF REAL ALERT


     NOTE: Cancellation, release or other disposition of said financing statement must be produced at or prior to closing.

17. Financing Statement No. 40560 made by RTI. Inc. to Thiokol Corporation filed on April 14, 1993 in the Morris County Clerk/Register's Office.

     NOTE: Cancellation, release or other disposition of said financing statement must be produced at or prior to closing.

     NOTE FOR INFORMATION:
     Corporate Status Report vs. RTI Inc., dated 2/2/96 shows said corporation to be in good standing.

18. Results of a franchise tax report vs. RTI Inc. Said report has been ordered but not yet received.

                                NEW JERSEY TITLE

                                INSURANCE COMPANY

                         Reply To:  P.O. Box 491, 35 Waterview Blvd.
                                    Parsippany, NJ 07054
                                    201-428-8877          800-801-4847
                                    201-428-0929 (FAX)

Daniel K. Seubert, Esq.                                       February 23, 1996
Gary, Cary et al
400 Hamilton Avenue
Palo Alto, CA 94301-1825
Your File No.: 1190987-900000

RE:  FILE NO.:  NJT-11087
     BUYER/MORTGAGOR: TBA

     SELLER:  Radiation Technology, Inc.

Dear Mr. Seubert,

     Thank you for working with us on the above commitment. Enclosed are the following:

   1 Commitment(s) for Title Insurance








     It you have any questions, please contact us. We look forward to the next opportunity to serve you.

                                          Sincerely,

                                          New Jersey Title Insurance Company


CC:  Michael Schwamm, Esq.
     Warshaw, Burnstein
     555 5th Avenue
     NY, NY  10017

COMMITMENT NO. NJT-11087


                                  SCHEDULE A-3

AS TO TAX LOTS 3, 4, AND 7, BLOCK 30102:

Radiation Technology, Inc., by deed from Thiokol Chemical Corporation, dated July 26, 1972 and recorded August 12, 1972 in the Morris County Clerk's Office in Deed Book 2221, Page 1034.

AS TO TAX LOTS 2 AND 5, BLOCK 30101 AND LOTS 1, 2, 8, 9 & 10 BLOCK 30102:

Radiation Technology, Inc by deed from Thiokol Corporation, dated December 14, 1978 and recorded December 15, 1978 in the Morris County Clerk's Office in Deed Book 2487, Page 819.

AS TO TAX LOTS 5 AND 6, BLOCK 30102:

RTI, Inc. by deed from ARJ Realty Corp., Trustee, dated May 6, 1991 and recorded June 6, 1991 in the Morris County Clerk's Office in Deed Book 3441, Page 281.

COMMITMENT NO. NJT-11087


                            DESCRIPTION, SCHEDULE A-4

ALL that tract or parcel of land and premises, situate, lying and being in the Township of Rockaway in the County of Morris and State of New Jersey, more particularly described as follows:

Tract I (Tax Lot 3,4 and 7, Block 30102)

BEGINNING at a monument marking the corner in a division line between lands of Picatinny Arsenal and Grantor, said monument being also the 12th corner of the 6th tract of the whole tract of which this parcel is a part, and running: thence

(1) By a line through lands of Grantor, South 53 degrees 51 minutes East, 654.72 feet, to a point in the side line of Denmark Road: thence

(2) Along said line, South 40 degrees 50 minutes West 79.59 feet, to a point of curvature therein: thence

(3) Still along said line in a southerly direction, along a curve curving to the left, having a radius of 586.02 feet, a central angle of 17 degrees 59 minutes 50 seconds, and a length of 184.08 feet, to a point of tangency therein; thence

(4) Still along said line, South 22 degrees 50 minutes 10 seconds West, 150.00 feet, to a point of tangency therein: thence

(5) Still along said line in a southerly direction, along a curve curving to the right, having a radius of 1113.34 feet, a central angle of 10 degrees 13 minutes 10 seconds, and a length of 198.58 feet, to a point of tangency therein: thence

(6) Still along said line, South 33 degrees 03 minutes 20 seconds West, 100.00 feet, to a point of curvature therein: thence

(7) Still along said line in a southerly direction, along a curve curving to the left, having a radius of 2670.79 feet, a central angle of 3 degrees 51 minutes 40 seconds, and a length of 99.70 feet, to a point of reverse curvature therein: thence

(8) Still along the same line in a southerly direction, along a curve curving to the right, having a radius of 554.91 feet, a central angle of 16 degrees 14 minutes 30 seconds, and a length of 157.30 feet, to a point of tangency therein: thence

(9) Still along said line, South 47 degrees 09 minutes 30 seconds West, 77.50 feet, to a point, thence

                                   (CONTINUED)

Commitment No. NJT-11087


                    CONTINUATION OF DESCRIPTION, SCHEDULE A-4

(10) By a line through lands of Grantor, North 76 degrees 36 minutes 24 seconds West, 807.53 feet, to a point in line of lands of Picatinny Arsenal, being the westerly line of the whole tract of which this parcel is a part; thence

(11) Along said line, North 50 degrees 13 minutes 46 seconds East, 640.97 feet, to a point, being a corner therein; thence

(12) Still along said line, North 26 degrees 18 minutes 46 seconds East, 737.82 feet, to the point at the place of BEGINNING.

Tract 11 (Lots 2 and 5, Block 30101 and Lots 1,2,8,9 and 10, Block 30102)

Beginning at an iron rail found set into the ground at the 6th corner as described in a Deed of Conveyance from Warren Foundry and Pipe Corporation, a corporation of the State of Delaware, to Reaction Motors, Inc,, a corporation of the State of New Jersey, recorded in Book N-43 of Deeds on page 476; said rail is also the 2nd corner of the first tract as described in a Deed of Conveyance from Public Service Electric & Gas Company, a corporation of the State of New Jersey, to Reaction Motors, Inc., dated November 8, 1957 and recorded in the Morris County Clerk's Office in Morristown, New Jersey in Book X-64 of Deeds on page 554; thence

(1) along the 6th line of the Warren Foundry conveyance South 45 degrees 18 minutes 54 seconds West 1,626.33 feet to an iron rail found set into the ground; thence

(2) along the 7th course of said conveyance South 32 degrees 46 minutes 31 seconds East 1,057.22 feet to an iron pipe driven into the ground at the 4th corner of lands previously conveyed by Warren Foundry & Pipe Corporation to Lake Telomark, Inc., by Deed Book Z-35 page 131; thence

(3) along lands of Lake Telomark, Inc., South 41 degrees 10 minutes 49 seconds West 1,782.34 feet to an iron rail found set into the ground at the 9th Corner of the previously mentioned Deed of conveyance from Warren Foundry to Reaction Motors, Inc.; thence

(4) North 42 degrees 11 minutes 28 seconds West 2,683.09 feet to a concrete monument found set into the ground at the 10th corner of said conveyance; thence

(5) North 25 degrees 47 minutes 40 seconds West 1,125.40 feet to a concrete monument found set into the ground by the shore of Lake Denmark; thence

(6) in part along the 11th line of said conveyance North 51 degrees 35 minutes 37 seconds East 857.32 feet to the 10th corner as described in a Deed of Conveyance from Thiokol Chemical Corporation to Radiation Technology, Inc.,

COMMITMENT NO. NJT-11087

                    CONTINUATION OF DESCRIPTION, SCHEDULE A-4

dated July 26, 1972 and recorded in Book 2221 of Deeds on page 1034; thence the following ten courses along said conveyance;

(7) South 75 degrees 16 minutes 23 seconds East 807.30 feet to a point in the northerly sideline of Lake Denmark Road; said point is distant 30 feet, measured at right angles, from the existing centerline of said road; thence the following eight courses along said road

(8) North 48 degrees 34 minutes 14 seconds East 77.50 feet to the Point of Curvature of a curve having a radius of 554.91 feet; thence

(9) curving to the left, along said curve, an arc distance of 157.30 feet to a point; thence

(10) curving to the right; along the arc of a curve having a radius of 2,670.79 feet, a distance of 99.70 feet to a point; thence

(11) North 34 degrees 28 minutes 04 seconds East 100.00 feet to the Point of Curvature of a curve having a radius of 1,113.34 feet; thence

(12) curving to the left, along said curve, an arc distance of 198.58 feet to a point; thence

(13) North 24 degrees 14 minutes 54 seconds East 150.00 feet to the Point of Curvature of a curve having a radius of 586.02 feet; thence

(14) curving to the right, along said curve, an arc distance of 184.08 feet to a point; thence

(15) North 42 degrees 14 minutes 44 seconds East 79.59 feet to a point; said point is distant 30 feet, measured at right angles, from the existing centerline of Lake Denmark Road; thence

(16) leaving said road North 52 degrees 26 minutes 04 seconds West 654.75 feet to a concrete monument found set into the ground at the 13th corner of the Deed of Conveyance from Warren Foundry to Reaction Motors, Inc.; thence

(17) North 17 degrees 55 minutes 07 seconds West 448.44 feet to a point; thence

(18) North 30 degrees 32 minutes 02 seconds East 1,026.51 feet to an iron bar found driven into the ground in the westerly right of way line of the Public Service Electric and Gas Company right of Way: said point being the 15th corner of the Warren Foundry Conveyance; thence

(19) along said right of way South 31 degrees 07 minutes 07 seconds East 51.88 feet to an iron bar found driven into the ground at the 16th corner of said

Commitment No. NJT-11087

                    CONTINUATION OF DESCRIPTION, SCHEDULE A-4

tract; thence

(20) South 49 degrees 30 minutes 59 seconds West 126.08 feet to an iron rail found set into the ground at the 17th corner of said tract: thence

(21) South 2 degrees 50 minutes 49 seconds East 681.10 feet to a drill steel found driven into the ground at the 18th corner of said tract: thence

(22) South 76 degrees 18 minutes 51 seconds East 135.14 feet to an iron bar found driven into the ground at the 19th corner of said tract: thence

(23) North 61 degrees 38 minutes 08 seconds East 338.06 feet to an iron bar found driven into the ground at the 20 corner of said tract: said bar is in the westerly sideline of the Public Service Electric and Gas Company right of way; thence

(24) along said right of way South 30 degrees 06 minutes 26 seconds East 508.67 feet to an iron bar found driven into the ground at the 21st corner of said tract; said bar is also the 1st corner of the 3rd tract as described in a Deed of Conveyance from Public Service Electric and Gas Company to Reaction Motors dated November 8, 1957 and recorded in Book X-64 of Deeds on page 554: thence

(25) crossing said right of way North 42 degrees 16 minutes 55 seconds East
296.95 feet to an iron rail found set into the ground at the 4th corner of the 2nd tract in the Public Service conveyance: thence

(26) South 61 degrees 25 minutes 26 seconds East 1,264.22 feet to an iron pipe found driven into the ground at the 5th corner of said 2nd tract: thence

(27) North 30 degrees 17 minutes 04 seconds East 269.69 feet to an iron bar found driven into the ground at the 6th corner of said 2nd tract: thence

(28) in part along the 6th line of the 2nd tract South 19 degrees 44 minutes 15 seconds East 1,052.85 feet to an iron pipe found driven into the ground near the centerline of the Public Service Right of Way: thence

(29) South 49 degrees 15 minutes 48 seconds West 399.44 feet to the point and place of beginning.

Tract III (Lots 5 and 6, Block 30102)

ALL those certain parcels of land situate in the Township of Rockaway, County of Morris and State of New Jersey known as that portion of the former Wharton Northern Railroad extending from the center line of Hollow Road to Picatinny boundary, and including branch to the center line of Lake Denmark Road (also known as Denmark-Marcella Road, Station 15+97). Stations 295+70 to 388+85 estimated, as shown on Right-of-Way and Track Maps W&N/6, 7, 7a and 8.

Commitment No. NJT-11087

                    CONTINUATION OF DESCRIPTION, SCHEDULE A-4

But only including those lands designated as Block 30102. Lot 5 and Block 30102, Lot 6 on the Official Tax Map of the Township of Rockaway, County of Morris and State of New Jersey.

Commitment No. NJT-11087

                              SCHEDULE B-SECTION I
                                  REQUIREMENTS

The following requirements must be met:

(a) Pay the agreed amount for the interest in the land and/or the mortgage to be insured.

(b)  Pay us the premiums, fees and charges for the policy.

(c) Documents satisfactory to us creating the interest in the land and/or the mortgage to be insured must be signed, delivered and recorded.

     1. Deed from RTI Inc.,(formerly known as Radiation Technology, Inc.) to proposed insured.

(d) You must tell us in writing the name of anyone not referred to in this Commitment who will get an interest in the land or who will make a loan on the land. We may then make additional requirements or exceptions.

(e) A standard form Seller's Affidavit of Title to be executed at the closing of title and provided to this Company.

(f) A Notice of Settlement pursuant to N.J.S.A. 46:16A-1 et seq., must be filed prior to closing.

(g) This Company requires that a title rundown be ordered at least 24 hours prior to closing of title.

(h) Complete and return the enclosed Return Transmittal Letter within 48 hours of closing.

(i) This Company requires that a copy of (1) the Transmittal Letter to the County Clerk/Register and (2) all documents, including description, sent for recording be enclosed with the Return Transmittal Letter requesting policy issuance.

(j) A copy of the corporate resolution of Radiation Technology, Inc., AKA RTI, Inc., authorizing the conveyance of the premises must be produced at or prior to closing of title and provided to this Company. Said corporate resolution must be certified to be a true copy adopted by the Board of Directors in accordance with the Certificate of Incorporation, etc., and that same has not been modified or rescinded.

COMMITMENT NO.  NJT-11087

                              SCHEDULE B-SECTION II
                                   EXCEPTIONS

Any policy we issue will have the following exceptions unless they are taken care of to our satisfaction.

1. Rights or claims of parties In possession of the land not shown by the public record.

2.   Easements, or claims of easements, not shown by the public record.

3. Any facts about the land which a correct survey would disclose, and which are not shown by the public record.

4. Any liens on your title, arising now or later, for labor and material, not shown by the public record.

COPIES OF ALL THE DOCUMENTS REFERENCED BELOW ARE ATTACHED TO THIS COMMITMENT.

5. Taxes, charges and assessments:

          AS TO TAX LOTS 2 & 5 IN BLOCK 30101:

     a) 1995 & 1996 tax lien. Tax Search No. NJT-11087 dated 2/14/96 shows taxes open + penalty for first quarter of 1996: 1995 taxes included in tax lien (see attached)

          NOTE: Taxes will not be run down prior to closing unless specifically requested.

          AS TO TAX LOTS 1 & 2 IN BLOCK 30102:

     b) 1996 tax lien. Tax Search No. NJT-11087 dated 2/14/96 shows land taxes paid through first quarter of 1996.

          NOTE: Taxes will not be run down prior to closing unless specifically requested.

     c) Possible added or omitted assessments as provided by N.J.S.A. 54:4-63.1 et seq.

          AS TO LOTS 3, 4 & 7 IN BLOCK 30102:

     d) 1996 tax lien. Tax Search No. NJT-11087 dated 2/14/96 shows taxes paid through first quarter of 1996.

          NOTE: Taxes will not be run down prior to closing unless specifically requested.

          AS TO TAX LOTS 5 & 6 IN BLOCK 30102:

     e) 1996 tax lien. Tax Search No. NJT-11087 dated 2/22/96 shows land taxes paid

                                   (Continued)

COMMITMENT NO.  NJT-11087

                      CONTINUATION OF SCHEDULE B-SECTION II
                                   EXCEPTIONS

          through first quarter of 1996.

          NOTE: Taxes will not be run down prior to closing unless specifically requested.

     f) Possible added or omitted assessments as provided by N.J.S.A. 54:4-63.1 et seq.

          AS TO TAX LOTS 8, 9 & 10 IN BLOCK 30102:

     g) 1996 tax lien. Tax Search No. NJT-11087 dated 2/14/96 shows land taxes paid through first quarter of 1996.

          NOTE: Taxes will not be run down prior to closing unless specifically requested.

     h) Possible added or omitted assessments as provided by N.J.S.A. 54:4-63.1 et seq.

          AS TO ALL LOTS:
          Assessment Search No. NJT-11087 (5 searches attached) dated 2/14/96 & 2/22/96 shows none.

     i)   Lien for water and/or sewer rents.

6. Judgment Search of the New Jersey Superior Court and United States District Court is attached.

     The above return(s) appear(s) to be against a present owner of the premises and, if so, constitute a lien thereon. This Company will require, prior to closing, that

     a. The same be satisfied and discharged of record, or
     b. Proper releases be recorded, or
     c. Proof be presented prior to closing that said return(s) is/are not against the present owner(s).

7. Mortgage made by Radiation Technology, Inc., to New Jersey Economic Development Authority dated December 14, 1978 recorded December 15, 1978 in Mortgage Book 1658 Page 255. Said mortgage secures the sum of $820,000.00. Said mortgage was assigned to New Jersey National Bank by Assignment from New Jersey Economic Authority recorded December 15, 1978 in Book 1658 Page
     275. As further assigned to Thiokol Corporation by Assignment from New Jersey National Bank, dated January 29, 1993, recorded February 25, 1993 in Mortgage Book 4550 Page 305.

     Said Mortgage having been modified by Agreement recorded December 20, 1994 in Mortgage Book 5778 Page 221.

     NOTE: Cancellation, release or other disposition of said mortgage must be

Commitment No.  NJT-11087

                      CONTINUATION OF SCHEDULE B-SECTION II
                                   EXCEPTIONS

     produced at or prior to closing.

8. Assignment of Leases and Rents made by Radiation Technology, Inc., to New Jersey Economic Development Authority, dated December 14, 1978, recorded December 15, 1978 in Mortgage Book 1658 Page 266.

     Said mortgage was assigned to New Jersey National Bank by Assignment from New Jersey Economic Authority recorded December 15, 1978 in Book 1658 Page
     275. As further assigned to Thiokol Corporation by Assignment from New Jersey National Bank, dated January 29, 1993, recorded February 25, 1993 in Mortgage Book 4550 Page 305.

     Said Mortgage having been modified by Agreement recorded December 20, 1994 in Mortgage Book 5778 Page 221.

9. Mortgage made by Radiation Technology, Inc., ("RTI") to Simon Engineering P.L.C., dated December 28, 1984 recorded December 28, 1984 in Mortgage Book 2053 Page 248.

     NOTE: Cancellation, release or other disposition of said mortgage must be produced at or prior to closing.

10. Mortgage made by RTI, Inc., to Thiokol Corporation dated December 18, 1992 recorded March 22, 1993 in Mortgage Book 4593 Page 109.

     NOTE: Cancellation, release or other disposition of said mortgage must be produced at or prior to closing.

11. Tax Sale Certificate No. 125-94 sold to Township of Rockaway recorded August 12, 1994 in Mortgage Book 5603 Page 158. Covers Lot 2 in Block 30101.

     NOTE: Cancellation, release or other disposition of said tax sale certificate must be produced at or prior to closing.

12. Tax Sale Certificate No. 127-94 sold to Township of Rockaway recorded August 12, 1994 in Mortgage Book 5603 Page 162. Covers Lot 1 in Block 30102.

     NOTE: Cancellation, release or other disposition of said tax sale certificate must be produced at or prior to closing.

13. Tax Sale Certificate No. 128-94 sold to Township of Rockaway recorded August 12, 1994 in Mortgage Book 5603 Page 164. Covers Lot 5 In Block 30102.

     NOTE: Cancellation, release or other disposition of said tax sale certificate must be produced at or prior to Closing.

14.  Tax Sale Certificate No, 129-94 sold to Township of Rockaway recorded
     August

COMMITMENT NO.  NJT-11087

                      CONTINUATION OF SCHEDULE B-SECTION II
                                   EXCEPTIONS

     12, 1994 in Mortgage Book 5603 Page 166. Covers Lot 8 in Block 30102.

     NOTE: Cancellation, release or other disposition of said tax sale certificate must be produced at or prior to closing.

15. Financing Statement No. 27063 made by RTI Inc. to Thiokol Corporation filed on 3/11/93 in the Morris County Clerk/Register's Office.

     NOTE: Cancellation, release or other disposition of said financing statement must be produced at or prior to closing.

16. Financing Statement No. 97026 made by RTI Inc. to Nordion International Inc. filed on 9/2/92 in the Morris County Clerk/Register's Office.

     NOTE: Cancellation, release or other disposition of said financing statement must be produced at or prior to closing.

17. Financing Statement No. 40560 made by RTI, Inc., to Thiokol Corporation filed on April 14, 1993 in the Morris County Clerk/Register's Office.

     NOTE: Cancellation, release or other disposition of said financing statement must be produced at or prior to closing.

     NOTE FOR INFORMATION:
     Corporate Status Report vs. RTI Inc., dated 2/2/96 shows said corporation to be in good standing.

18. Results of a franchise tax report vs. RTI Inc. Said report has been ordered but not yet received.

19. Easement(s) contained In Deed Book T19 page 599: C31 Page 103: C31 Page 105; X64 Page 554; 2181 Page 617 and Deed Book 2351 Page 59.

20.  Easement(s) contained in Deed Book 2221 page 1034.

21. Mineral Rights as contained in Deed Book N25 Page 8: N43 Page 467 and Deed Book 2221 Page 1034.

22. Exceptions, Reservations and Easements as contained in Deed Book 2221 Page 1034.

23.  Administrative Consent Order in Deed Book 3724 Page 203.

24.  Declaration of Environmental Restrictions in Deed Book 4151 Page 326.

COMMITMENT NO.  NJT-11087

                      CONTINUATION OF SCHEDULE B-SECTION II
                                   EXCEPTIONS

25. Rights, public and private, in and to all roads, streets and avenues crossing, bounding or affecting the premises,

26. Rights, public and private, together with flooding and drainage rights, if any, in and to all streams, rivers, or water courses, bounding or affecting the premises.

27.  Subject to subsurface conditions not of record. (Fee Policy Only)

     NOTE: Please advise as to survey.

                                 Exhibit 6.5(c)

                  Title Commitment for North Carolina Property

               AMERICAN LAND TITLE ASSOCIATION COMMITMENT -- 1966

         C H I C A G O   T I T L E   I N S U R A N C E   C O M P A N Y


                         COMMITMENT FOR TITLE INSURANCE

        CHICAGO TITLE INSURANCE COMPANY, a corporation of Missouri, herein called the Company, for a valuable consideration, hereby commits to issue its policy or policies of title insurance, as identified in Schedule A, in favor of the proposed Insured named in Schedule A, as owner or mortgagee of the estate or interest covered hereby in the land described or referred to in Schedule A, upon payment of the premiums and charges therefor: all subject to the provisions of Schedules A and B and to the Conditions and Stipulations hereof.

        This Commitment shall be effective only when the identity of the proposed Insured and the amount of the policy or policies committed for have been inserted in Schedule A hereof by the Company, either at the time of the issuance of this Commitment or by subsequent endorsement.

        This Commitment is preliminary to the issuance of such policy or policies of title insurance and all liability and obligations hereunder shall cease and terminate six months after the effective date hereof or when the policy or policies committed for shall issue, whichever first occurs, provided that the failure to issue such policy or policies is not the fault of the Company.

        IN WITNESS WHEREOF, Chicago Title Insurance Company has caused this Commitment to be signed and sealed as of the effective date of Commitment shown in Schedule A, the Commitment to become valid when countersigned by an authorized signatory.

                                        CHICAGO TITLE INSURANCE COMPANY

                                           By:
                                              -------------------------------
        Issued by:                            [SIG ILLEGIBLE]
        CHICAGO TITLE INSURANCE COMPANY       President.
        201 SOUTH COLLEGE STREET
        1465 CHARLOTTE PLAZA                Attest:
        CHARLOTTE, NORTH CAROLINA 29244
        (704) 375-0700                        /s/ THOMAS J. ADAMS
                                              -------------------------------
                                              Thomas J. Adams
                                              Secretary.



[SIG ILLEGIBLE]
-----------------------
Authorized Signatory

                                     [SEAL]


                                  Copyright 1966 American Land Title Association

                              A.L.T.A. COMMITMENT                       9600468
                        CHICAGO TITLE INSURANCE COMPANY                     SHF
         201 South College Street, Suite 1465, Charlotte, NC 28244-4485
                  Phone: (704) 375-0700   Fax: (704) 332-7509

                                   SCHEDULE A

        Number                                          Effective Date

        9600468 1ST REVISION                            January 29, 1996
        (Revised 2/8/96 shf)                            at 5:00 P.M.
1.      Policy or Policies to be issued:
        OWNER'S:                                        $0.00
        Proposed Insured:
        STERIGENICS INTERNATIONAL, INC.
        LOAN:                                           $0.00
        Proposed Insured:
        TO BE DETERMINED, and/or its successors and assigns, as their interests may appear
2. The estate or interest in the land described or referred to in this Commitment and covered herein is a fee simple, and title thereto is at the effective date hereof vested in:
        RTI INC., A NEW YORK CORPORATION, SUCCESSOR BY MERGER WITH PROCESS TECHNOLOGY (N.C.), INC.
3.      The land referred to in the Commitment is described in Schedule C.

                             SCHEDULE B - Section 1

        The following are the requirements to be complied with:

1. Instrument(s) creating the estate or interest to be insured must be approved, executed and filed for record, to wit:

        (a) General Warranty Deed from RTI INC., A NEW YORK CORPORATION, SUCCESSOR BY MERGER TO PROCESS TECHNOLOGY (N.C.), INC. to STERIGENICS INTERNATIONAL, INC.
        (b) Deed of Trust from STERIGENICS INTERNATIONAL, INC. to a designated trustee for a lender TO BE DETERMINED, securing an amount to be determined.
2. Payment of the full consideration to, or for the account of, the grantors or mortgagors.

3. Payment of all taxes, charges, assessments, levied and assessed against subject premises, which are due and payable.

4. Satisfactory evidence should be had that improvements and/or repairs or alterations thereto are completed; that contractor, subcontractors, labor and materialmen are all paid. NOTE: This item will be deleted upon receipt of satisfactory evidence that such liens cannot obtain priority over the lien of the instrument(s) to be insured.

5.      Cancellation, satisfaction or release of the following documents:
        (a) Deed of Trust in favor of Simon Engineering, P.L.C. recorded in Book 549, page 1086, said registry.
                UCC Financing Statements as follows:
        (b) 80178, continued by 609517, amended by 887984 and continued by 1145887, North Carolina Secretary of State with Simon Engineering, P.L.C. as secured party.
        (c) 856170 with Continental Bank, N.A. as secured party, North Carolina Secretary of State.
        (d) 92-2145 (Alamance County) and 917290 (North Carolina Secretary of State with Nordion International, Inc. as secured party.
        (e) 917289 with Nordion International, Inc. as secured party, North Carolina Secretary of State.
        (f)     95-1397 and 96-194 (Alamance County) and 1236586 and 1303008
                (North Carolina Secretary of State), with Central Carolina Bank, Lessor, as secured party.
        (g) 860935 and 1274921 ("Process Technology Holdings, Inc."), North Carolina Secretary of State.
6. Certificate of Merger for seller to be filed in accordance with North Carolina statute in the Register of Deeds of Alamance County, North Carolina.
7. Seller to file 1995 annual report to be current with the North Carolina Secretary of State.

                              A.L.T.A. COMMITMENT
                        CHICAGO TITLE INSURANCE COMPANY
                             SCHEDULE B - continued

Number 9600468 1ST REVISION

                             SCHEDULE B - Section 2

        Schedule B of the policies to be issued will contain exceptions to the following matters unless the same are disposed of to the satisfaction of the Company.

1. Defects, liens, encumbrances, adverse claims or other matters, if any, created, first appearing in the public records or attaching subsequent to the effective date hereof but prior to the date the proposed insured acquires for the value of record the estate or interest or mortgage thereon covered by this Commitment.

2. Any owner's policy issued pursuant hereto will contain under Schedule B the standard exceptions set forth at the inside cover hereof. Any loan policy will contain under Schedule B standard Exceptions 1, 2 and 3 unless a satisfactory survey and inspection of the premises is made.

3. Taxes, dues and assessments for the year 1996, and subsequent years, not yet due and payable.

4. Deeds of Easement to the City of Graham recorded in Book 425, pages 523 and 525.

5. Easements to Duke Power Company recorded in Book 518, page 127 and Book 329, page 84.

6. Easement reserved in Book 415, page 794. NOTE: This exception may be removed upon receipt of a current survey which would prove that it is inapplicable to the insured premises.

7. Any and all matters disclosed on Final Plat recorded in Plat Book 27, Page 55, Alamance County Register of Deeds, including, but not limited to, a 10-foot wide utility easement along the rear lot line, sanitary sewer easement and manhole.

8. Encroachments, overlaps, boundary line disputes, access, deficiency in quantity of land, and any other matters which would be disclosed by a current and accurate survey and inspection of the land. NOTE: Upon receipt of a satisfactory survey and surveyor's report, this exception will be eliminated or amended in accordance with the facts shown thereby.

                              A.L.T.A. COMMITMENT
                        CHICAGO TITLE INSURANCE COMPANY
                                   SCHEDULE C

Number 9600468 1ST REVISION

        The land referred to in this Commitment is described as follows:

        Lying and being situated in ALAMANCE County, North Carolina, and more particularly described as follows:

        (See Exhibit A attached hereto)

                                   EXHIBIT A

        A certain tract or parcel of land in Haw River Township, Alamance County, N.C., adjoining Porter Avenue, John Bakatsias and other lands of J. Leon Porter and being more particularly described as follows:

BEGINNING at an iron stake and new corner with J. Leon Porter in the East right of way line of Porter Avenue and located S. 04 deg. 08' 32" E. 356.77 ft. from the intersection of the East line of said road and the South line of a service road which said 356.77 ft. is the chord of an arc having the length of 357.79 ft. formed by the East line of said 60 ft. wide road; thence a new line with said Porter, N. 88 deg. 56' 56" E. 444.13 ft. to an iron stake and new corner with said Porter; thence a new line with said Porter, S. 11 deg. 38' 05" E.
21.17 ft. to an iron stake and corner with John Bakatsias; thence with the line of said Bakatsias, S. 11 deg. 38' 05" E. 365 ft. to an iron stake and new corner with J. Leon Porter; thence a new line with said Porter, S. 87 deg. 18'
W. 441.94 ft. to an iron stake in the East line of Porter Avenue; thence with the East line of Porter Avenue, N. 11 deg. 38' 05" W. 400 ft. to the POINT OF BEGINNING AND CONTAINING 3.935 ACRES, more or less.

The above description and determination of area were taken from a survey and drawing made by John D. Somers, R.L.S., dated 5/18/82, captioned "Final Plat", property of J. Leon Porter and wife, Ellen T. Porter and plat is recorded in the office of the Register of Deeds for Alamance County, N.C., in Plat Book 27 at Page 55.

                                  ENDORSEMENT

                             Attached to Policy No.

                                    9600468

                                   Issued by
                        CHICAGO TITLE INSURANCE COMPANY
                        SteriGenics International, Inc.


The Company Insures the Insured against loss or damage sustained by reason of any incorrectness in the assurance that, at Date of Policy:

        1. According to applicable zoning ordinances and amendments thereto, the land is classified Zone I-1 (Light Industrial).

        2. The following use or uses are allowed under that classification subject to compliance with any conditions, restrictions or requirements contained in the zoning ordinances and amendments thereto, including but not limited to the securing of necessary consents or authorizations as a prerequisite to the use or uses:

                Manufacturing.


There shall be no liability under this endorsement based on the invalidity of the ordinances and amendments thereto until after a final decree of a court of competent jurisdiction adjudicating the invalidity, the effect of which is to prohibit the use or uses.

Loss or damage as to the matters insured against by this endorsement shall not include loss or damage sustained or incurred by reason of the refusal of any person to purchase, lease or lend money on the estate or interest covered by this policy.

This endorsement is made a part of the policy and is subject to all of the terms and provisions thereof and of any prior endorsements thereto. Except to the extent expressly stated, it neither modifies any of the terms and provisions of the policy and any prior endorsements, nor does it extend the effective date of the policy and any prior endorsements, nor does it increase the face amount thereof.

CHICAGO TITLE INSURANCE COMPANY


[SIG]
-----------------------------
    Authorized Signatory

Note: This endorsement shall not be valid or binding until signed by an authorized signatory.

                                  ENDORSEMENT

                       Attached to and forming a part of

                               Policy No. 9600468

                                   Issued by
                        CHICAGO TITLE INSURANCE COMPANY


                               ACCESS ENDORSEMENT

This policy assures the Insured that the insured Premises abut a publicly dedicated right of way known as Porter Avenue and as shown on Final Plat of J. Leon Porter and wife, Ellen T. Porter recorded in Plat Book 27, page 55, Alamance County Register of Deeds.

NOTE: In accordance with the Alamance County Branch of the Department of Transportation, public maintenance of said right of way is limited to 450 feet south of I-85 Service Road.

February 8, 1996

This endorsement is made a part of the commitment or policy. It is subject to all the terms of the commitment or policy and prior endorsements. Except as expressly stated on this endorsement, the terms, dates and amounts of the commitment or policy and prior endorsements are not changed.

CHICAGO TITLE INSURANCE COMPANY

[SIG]
-------------------------------
    Authorized Signatory

Note: This endorsement shall not be valid or binding until signed by an authorized signatory.

                     STANDARD EXCEPTIONS FOR OWNER'S POLICY

The owner's policy will be subject to the mortgage, if any, noted under item one of Section 1 of Schedule B hereof and to the following exceptions: (1) rights or claims of parties in possession not shown by the public records; (2) encroachments, overlaps, boundary line disputes, and any matters which would be disclosed by an accurate survey and inspection of the premises; (3) easements, or claims of easements, not shown by the public records; (4) any lien, or right to a lien, for services, labor, or material heretofore or hereafter furnished, imposed by law, and not shown by the public records; (5) taxes or special assessments which are not shown as existing liens by the public records.

                          CONDITIONS AND STIPULATIONS

1. The term "mortgage," when used herein, shall include deed of trust, trust deed, or other security instrument.

2. If the proposed Insured has or acquires actual knowledge of any defect, lien, encumbrance, adverse claim or other matter affecting the estate or interest or mortgage thereon covered by this Commitment other than those shown in Schedule B hereof, and shall fail to disclose such knowledge to the Company in writing, the Company shall be relieved from liability for any loss or damage resulting from any act of reliance hereon to the extent the Company is prejudiced by failure to so disclose such knowledge. If the proposed Insured shall disclose such knowledge to the Company, or if the Company otherwise acquires actual knowledge of any such defect, lien, encumbrance, adverse claim or other matter, the Company at its option may amend Schedule B of this Commitment accordingly, but such amendment shall not relieve the Company from liability previously incurred pursuant to paragraph 3 of these Conditions and Stipulations.

3. Liability of the Company under this Commitment shall be only to the named proposed Insured and such parties included under the definition of Insured in the form of policy or policies committed for and only for actual loss incurred in reliance hereon in undertaking in good faith (a) to comply with the requirements hereof, or (b) to eliminate exceptions shown in Schedule B, or (c) to acquire or create the estate or interest or mortgage thereon covered by this Commitment. In no event shall such liability exceed the amount stated in Schedule A for the policy or policies committed for and such liability is subject to the insuring provisions, the Exclusions from Coverage and the Conditions and Stipulations of the form of policy or policies committed for in favor of the proposed Insured which are hereby incorporated by reference and are made a part of this Commitment except as expressly modified herein.

4. Any action or actions or rights of action that the proposed Insured may have or may bring against the Company arising out of the status of the title to the estate or interest or the status of the mortgage thereon covered by this Commitment must be based on and are subject to the provisions of this Commitment.

                                   EXHIBIT A

JAN 14 '96 [Illegible]

                               BOOK 473 PAGE 113

THIS DEED, made this 10th day of June, 1982 by J. LEON PORTER and wife, ELLEN
T. PORTER hereinafter called Grantors, to PROCESS TECHNOLOGY (NC), INC., a North Carolina Corporation, P.O. Box 185, Rockaway, N.J. 07866, hereinafter called Grantees. The designations Grantors and Grantees as used herein shall include singular, plural, masculine, feminine, or neuter as required by the context.

        WITNESSETH: That the Grantors, in consideration of $10.00 and other valuable consideration to them paid by the Grantee, the receipt of which is acknowledged, have bargained and sold, and by these presents do bargain, sell and convey to the Grantees their heirs, successors and assigns, all of the following described real property:

A certain tract or parcel of land in Haw River Township, Alamance County, N.C., adjoining Porter Avenue, John Bakatsias and other lands of J. Leon Porter and being more particularly described as follows:

BEGINNING at an iron stake and new corner with J. Leon Porter in the East right of way line of Porter Avenue and located S. 04 deg. 08' 32" E. 356.77 ft. from the intersection of the East line of said road and the South line of a service road which said 356.77 ft. is the chord of an arc having the length of 357.79 ft. formed by the East line of said 60 ft. wide road; thence a new line with said Porter, N. 88 deg. 56' 56" E. 444.13 ft. to an iron stake and new corner with said Porter; thence a new line with said Porter, S. 11 deg. 38' 05" E.
21.17 ft. to an iron stake and corner with John Bakatsias; thence with the line of said Bakatsias, S. 11 deg. 38' 05" E. 365 ft. to an iron stake and new corner with J. Leon Porter; thence a new line with said Porter, S. 87 deg. 18'
W. 441.94 ft. to an iron stake in the East line of Porter Avenue; thence with the East line of Porter Avenue, N. 11 deg. 38' 05" W. 400 ft. to the POINT OF BEGINNING AND CONTAINING 3.935 ACRES, more or less.

The above description and determination of area were taken from a survey and drawing made by John D. Somers, R.L.S., dated 5/18/82, captioned "Final Plat", property of J. Leon Porter and wife, Ellen T. Porter and plat is recorded in the office of the Register of Deeds for Alamance County, N.C., in Plat Book 27 at Page 55.

This conveyance is subject to recorded easements, 10 ft. wide utility easement along rear lot line as shown on recorded subdivision map and sanitary sewer easement and manhole as shown on recorded subdivision map.

        The above property was conveyed to the Grantors by _____________ See Book No. ________ page __________

        TO HAVE AND TO HOLD said real property, with all privileges, and appurtenances thereunto belonging, to the said Grantees, their heirs, successors, and assigns forever.

        The Grantors covenant that they are seized of said real property in fee, and have the right to convey the same in fee simple; that the same is free from all encumbrances (with any exceptions above stated); and that they will warrant and defend the title to same against the claims of all persons whomsoever.

        IN WITNESS WHEREOF, the Grantors have hereunto set their hands and seals, or if corporate, have caused this Deed to be signed in their respective corporate names by their duly authorized officers and their seals to be hereunto affixed by authority of their Boards of Directors, the day and year first above written.

                                /s/ J. LEON PORTER                      (SEAL)
                                --------------------------------------
                                J. LEON PORTER


                                /s/ ELLEN T. PORTER                     (SEAL)
                                --------------------------------------
                                ELLEN T. PORTER


=============================================================================

STATE OF NORTH CAROLINA, COUNTY OF ALAMANCE

        I, JANICE S. SHEPHERD a Notary Public of said County, do hereby certify that J. LEON PORTER and wife, ELLEN T. PORTER personally appeared before me this day and acknowledged the due execution of the foregoing deed. Witness my hands and official seal, this 11th day of June 1982

My Commission Expires: 1/24/85          /s/ JANICE S. SHEPHERD    Notary Public
                                        ------------------------
=============================================================================

                                  EXHIBIT 12.4

                             NORTH CAROLINA OPTION

                                OPTION AGREEMENT

        THIS OPTION AGREEMENT (the "Agreement") is made and entered into as of this 26th day of February, 1996 (the "Execution Date"), by and between RTI Inc., a New York corporation ("RTI"), and Sterigenics International, a California corporation ("Sterigenics").

                                    RECITALS

         A. RTI and Sterigenics are parties to an Asset Acquisition Agreement dated February 26, 1996 (the "Acquisition Agreement"), pursuant to which Sterigenics or its wholly-owned subsidiaries acquired the right to purchase from RTI certain real property and tangible and intangible assets.

        B. Pursuant to Section 12.4 of the Acquisition Agreement, RTI has granted Sterigenics the exclusive right and option to purchase from RTI certain real property located in Haw River, North Carolina, as more particularly described in Exhibit "A" attached hereto (the "Real Property"), together with all Improvements thereon and the Personal Property (as those terms are defined in Paragraph 1 below).

        C. RTI and Sterigenics desire to enter into this Agreement for the purpose of setting forth the covenants, terms, conditions and price pursuant to which Sterigenics shall have the right to purchase the Real Property, the Improvements, and the Personal Property.

        NOW THEREFORE, the parties agree as follows:

                                   AGREEMENT

        1. Grant of Option. RTI hereby grants to Sterigenics, within the time period specified in Paragraph 3 below and upon the other terms and conditions hereinafter set forth, the exclusive right and option (the "Option") to purchase the following (all of which collectively is referred to as the "Property"): (a) the Real Property; (b) all structures, buildings, improvements and fixtures located on the Real Property (collectively, the "Improvements");
(c) all tangible plant, property and equipment located on or used in connection with the operation or occupancy of the Real Property and the Improvements, including all heating and air-conditioning systems and facilities used to provide any utility services, parking services, refrigeration, ventilation, and trash disposal or other services (collectively, the "Equipment"); and (d) all right, title and interest of RTI in (i) all plans, drawings, specifications, land surveys, entitlements and approvals, engineering reports and other technical reports, if any, in the possession of RTI or which are available to RTI without additional cost and which were prepared in connection with the development of the Real Property or the construction of the Improvements for such Real Property; (ii) all hereditaments, privileges, tenements and appurtenances belonging to the Real Property; (iii) all open or proposed highways, streets, roads, avenues, alleys, easements, strips, gores and rights-of-way in, on, across, in front of, contiguous to, abutting or adjoining the Real Property; (iv) all transferable licenses, permits and warranties now in effect with respect to the Improvements; and (v) all transferable warranties, guaranties, indemnities and claims relating to the construction, operation or maintenance of the Real Property and/or the Improvements (the "Intangible Property"). The Equipment and the Intangible Property collectively are referred to herein as the "Personal Property." Personal Property expressly excludes any Cobalt 60.

        2.      Consideration.

                2.1 Option Consideration. As the option consideration for the granting of the Option and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, Sterigenics has entered into the Acquisition Agreement and has paid to RTI concurrently with the execution and delivery of this Agreement the sum of One Thousand Dollars ($1,000.00) (the "Option Consideration"), the receipt of which hereby is acknowledged by RTI. The Option Consideration shall be nonrefundable to Sterigenics except as otherwise provided herein.

                2.2 Application of Option Consideration. If Sterigenics exercises the Option as provided in Paragraph 4 below, the Option Consideration paid to RTI shall be applied as a credit against the Purchase Price (as defined in Paragraph 5 below).

        3. Option Term. The term of the Option (the "Option Term") shall commence upon satisfaction of both of the Option Conditions (as hereinafter defined) and shall expire on the first to occur of (a) January 1, 2000, or (b) the date that is sixty (60) days after the satisfaction of the Option Conditions or (c) November 27, 1996 if RTI has not received an Acquisition Proposal prior to such date. For purposes of this Paragraph 3, the term "Option Conditions" means that (i) the Acquisition Agreement shall have been terminated by Sterigenics pursuant to Section 12.1(g) thereof and written notice of such termination shall have been given by Sterigenics or RTI, as the case may be, to the other party in accordance with the Acquisition Agreement, and (ii) RTI shall have entered into a legally binding and enforceable agreement relating to an "Acquisition Proposal" (as defined in Section 6.1(a) of the Acquisition Agreement). RTI shall notify Sterigenics in writing immediately upon execution of such agreement.

        4. Exercise of Option. The Option shall be exercised, if at all, prior to the expiration of the Option Term by delivery to RTI of a written notice executed by Sterigenics and specifying therein Sterigenics' election to exercise the Option. If Sterigenics fails to exercise the Option in a timely manner as herein provided, or if Sterigenics is in breach of its obligations to complete the purchase of Real Property as provided herein, then (i) all Option Consideration shall be retained by RTI as earned consideration for the granting of the Option, (ii) all instruments and documents deposited with the Closing Agent (as defined in Paragraph 9.2 hereof) or delivered to the other party shall be returned to the depositing parties, (iii) this Agreement shall terminate and be of no further force or effect; and (iv) neither party shall have any further obligation hereunder to the other.

        5. Purchase Price. Upon exercise of the Option, Sterigenics shall be obligated to purchase and RTI shall be obligated to sell the Property at a purchase price equal to the book value of the Property as of the Closing plus Four Hundred Thousand Dollars ($400,000.00) (the "Purchase Price"). The Purchase Price shall be payable, at the option of RTI, by certified check or wire transfer of immediately available funds on the Closing Date (defined in Paragraph 9.1), subject to credit to Sterigenics for payment of the Option Consideration.

        6. Documents. To the extent not previously provided by RTI pursuant to the Acquisition Agreement, within five (5) days after the commencement of the Option Term, RTI shall deliver to Sterigenics all reports, tests, studies, diagrams, maps, plans, specifications, and other documents, including soils, geological and Hazardous Material (as defined in Paragraph
10.9 hereof) reports in its possession or control, prepared for or provided to RTI with respect to the environmental condition of the Real Property, the Improvements, and the soil and ground water under or within 1,000 feet of the boundaries of the Real Property.

        7. Inspection. RTI hereby grants Sterigenics the right to enter upon and to inspect the Real Property during the Option Term and to approve the environmental risks and conditions (including the soil and groundwater) of the Real Property. For the purpose of Sterigenics' physical inspections, RTI agrees to provide Sterigenics and its authorized agents with reasonable access to the Real Property during normal business hours during the Option Term upon at least twelve (12) hours' prior notice to RTI, and Sterigenics shall use reasonable good faith efforts to avoid disruption of the operation of the Real Property. Without limiting the foregoing, Sterigenics and Sterigenics' agents may, at the sole cost of Sterigenics and upon prior notice to RTI, perform engineering and soils surveys, geological work or other studies desired by Sterigenics. Sterigenics and Sterigenics' agents shall be entitled, at Sterigenics' own expense, to conduct Phase I and Phase II environmental investigations of the Real Property. Sterigenics agrees to hire as its contractor for such environmental investigation a firm which maintains adequate liability insurance. If the Closing does not occur, Sterigenics shall provide to RTI copies of all environmental reports it caused to be prepared. If the Closing does not occur Sterigenics promptly shall repair and restore any damage caused to the Real Property by reason of Sterigenics' or Sterigenics' agents' entry on or investigation of the Real Property. Sterigenics shall provide to RTI copies of all invoices for work performed to repair and restore any damage to the Real Property along with evidence that such invoices have been paid. Sterigenics hereby agrees to indemnify RTI and to hold RTI, RTI's agents and employees and the Real Property harmless from and against any and all losses, costs, damages, claims or liabilities including, but not limited to, mechanic's and materialmen's liens and reasonable attorneys' fees, arising out of or in connection with Sterigenics' or its agent's access to or entry upon the Real Property under this Paragraph 7 and the agreements, covenants and indemnification of Sterigenics contained in this Paragraph 7 shall survive any termination of the Option or this Agreement.

        8.      Title to Real Property.

                8.1 Approval of Title. Sterigenics hereby approves the condition of title of the Real Property, as shown on the title commitment (the "Title Report") issued by Chicago Title Insurance Company (the "Title Company"), 201 South College Street, Suite 1465, Charlotte, North Carolina 282440-4485, as its Order No. 9600468, dated January 29, 1996, a copy of which is attached hereto as Exhibit B; provided, however, that Sterigenics hereby disapproves Exception No's 1(b), 3, 4, 5 (items a through g inclusive), 6, and 7 thereof (the "Unpermitted

Exceptions"). All exceptions to title shown in the Title Report (other than the Unpermitted Exceptions) are referred to herein as the "Permitted Exceptions."

                8.2 Title Policies. At the Closing for the Real Property the Title Company shall issue to Sterigenics, Sterigenics' expense, an ALTA owner's policy of title insurance, form B (as amended 10-17-92) (the "Title Policy"), in the amount of the Purchase Price, subject only to the Permitted Exceptions therefor.

                8.3 Survey. Sterigenics shall have the right to have an ALTA survey (the "ALTA Survey") prepared for the Real Property, the costs of which shall be paid by Sterigenics.

        9.      Closing Date; Closing Meeting; Closing Costs.

                9.1 Closing Date. If Sterigenics timely exercises the Option, the closing date (the "Closing Date") shall occur immediately prior to the closing of the transaction that results in the satisfaction of the Option Conditions as set forth in Section 3(b).

                9.2 Closing. The parties shall meet at the offices of Parker, Poe, Adams & Bernstein, 2500 Charlotte Plaza, Charlotte North Carolina 28244, or at such other location in the State of North Carolina acceptable to the parties, and shall execute such instruments and documents (specifically excluding any gap indemnity or similar agreement) and deposit such funds with the Closing Agent as are necessary to consummate on the Closing Date the purchase and sale of the Property as contemplated by this Agreement. The Purchase Price shall be delivered to Sterigenics' North Carolina legal counsel, Parker, Poe, Adams & Bernstein, or other legal counsel designated by Sterigenics (the "Closing Agent"), to be held by the Closing Agent in a trust account for the benefit of Sterigenics and released to RTI at the Closing. The term "Closing" shall mean the moment on the Closing Date at which the warranty deed conveying the Real Property to Sterigenics is recorded in the Office of the Recorder of Alamance County, subject only to the Permitted Exceptions.

                9.3 Closing Costs. Sterigenics shall pay all transfer taxes and all costs for preparing, executing and acknowledging the deeds and other conveyance documents due in connection with the conveyance to Sterigenics of the Real Property and all other fees and costs of the Closing, together with the cost of the Title Policy. Real property taxes, assessments, rents and other costs and income items subject to proration shall be prorated as of the Closing.

                9.4 Possession. At the Closing, RTI shall deliver to Sterigenics possession of the Real Property and the other Property.

        10.     Representations and Warranties of RTI.

                10.1 General. RTI hereby represents and warrants to Sterigenics that as of the date hereof the statements contained in this Section 10 are true and correct, except as set forth in the RTI Disclosure Schedule attached to the Asset Agreement or Closing Certificate (as referred to in Paragraph 13.9 below). No fact or circumstance disclosed to Sterigenics shall constitute an exception to these representations and warranties unless such fact or circumstance is set forth in the Closing Certificate. As used in this Agreement, "knowledge" shall mean the actual knowledge of the executive officers of RTI after reasonable inquiry.

        10.2 Organization. RTI is a corporation duly and validly existing and in good standing under the laws of the State of New York. RTI is qualified to do business as a foreign corporation in North Carolina.

        10.3 Authorization. This Agreement has been, and all deeds and other conveyance documents used in order to consummate this Agreement, will prior to the Closing be, duly and validly executed and delivered by RTI. This Agreement constitutes valid and binding agreements of RTI, enforceable against RTI in accordance with their terms. RTI has all requisite power and authority to execute and deliver this Agreement and at the time of the Closing will have all requisite power and authority to enable it to carry out the transactions contemplated by this Agreement. All necessary corporate action on the part of RTI has been taken to authorize the execution and delivery of this Agreement and, subject to shareholder approval, consummation of the transactions contemplated thereby.

        10.4 No Conflicts. The execution and the delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, conflict with, result in a breach of, constitute a default (with or without notice or lapse of time, or both) under or violation of, or result in the creation of any lien, charge or encumbrance pursuant to any provision of the Certificate of Incorporation or Bylaws of RTI of any order, rule, law or regulation of any court or governmental authority, foreign or domestic, or any provision of any material agreement, instrument, understanding, order, judgment or decree to which RTI is a party or by which RTI or any of its properties or assets is bound or affected, nor will such actions give to any other person or entity any interests or rights of any kind, including rights of termination, acceleration or cancellation, in or with respect to any of the Property.

        10.5 Personal Property. The Personal Property is in good operating condition and repair, ordinary wear and tear and routine maintenance excepted and RTI will maintain the Personal Property in substantially the same condition prior to the Closing Date.

        10.6 Compliance With Other Instruments. RTI is not a party to, or bound by, any written or oral material contract, agreement, license, indenture, mortgage, debenture, note or other instrument under the terms of which performance by RTI according to the terms of this Agreement will be a default or an event of acceleration, or whereby timely performance by RTI according to the terms of this Agreement may be prohibited, prevented or delayed.

        10.7 Litigation. Except as disclosed in the forms, reports and documents required to be filed by RTI with the Securities and Exchange Commission since January 1, 1995 (collectively, the "RTI SEC Reports"), there is no material action, suit, proceeding or investigation in progress or pending before any court or governmental agency, against or relating to the Property or the assets or business of RTI conducted from the Real Property nor, to the knowledge of RTI, any threat thereof. RTI is not a party to any decree, order or arbitration award (or agreement entered into in any administrative, judicial or arbitration proceeding with any governmental authority) with respect to any material portion of the Property, or the assets, personnel or business activities of RTI's business conducted from the Real Property.

                10.8 Compliance with Laws and Regulations; Governmental Licenses, Etc. Except as set forth in the RTI SEC Reports, to RTI's knowledge, RTI, the Real Property and the Improvements are in compliance in all material respects with all statutes, laws, rules and regulations with respect to or affecting the Real Property, the Improvements and Sterigenics' use and enjoyment of the Personal Property, including, without limitation, laws, rules and regulations relating to occupational health and safety, equal employment opportunities, fair employment practices, and sex, race, religious and age discrimination, except where the failure to comply would not have a material adverse effect on RTI. RTI is not subject to any order, injunction or decree issued by any governmental body, agency, authority or court which could impair the ability of RTI to consummate the transactions contemplated hereby or which could materially adversely affect Sterigenics' ownership, use and enjoyment of the Personal Property or the value thereof. RTI possesses all licenses, permits and governmental or other regulatory approvals and authorizations which are required in order for RTI to operate the Real Property or to carry on its sterilization business from the Real Property as presently conducted, including, without limitation, all required licenses, permits and approvals of the Nuclear Regulatory Commission ("NRC"), the North Carolina Department of Radiological Health ("NCDRH") and the Food and Drug Administration ("FDA"). RTI is in compliance in all material respects with all such licenses, permits, approvals and authorizations relating to its operations conducted from the Real Property, except where the failure to comply would not have a material adverse effect on RTI.

                10.9    Environmental Matters.

                        (a) General. Except as separately and specifically disclosed in the RTI SEC Reports, (i) RTI has obtained all Material Environmental Approvals required in connection with its business conducted from the Real Property, and all such Environmental Approvals are current, valid and in good standing in all material respects, and there are no proceedings commenced or to RTI's knowledge threatened to revoke or amend any Environmental Approvals; (ii) all operations of the business on the Real Property while occupied by RTI have been and are now in compliance in all material respects with all Environmental Laws; (iii) neither RTI nor its operations conducted from the Real Property has been or is now the subject to any Remedial Order, nor does RTI have any knowledge of any investigation or evaluation commenced as to whether any such Remedial Order is necessary nor has any threat of any such Remedial Order been made nor are there any circumstances known to RTI which could result in the issuance of any such Remedial Order; (iv) within the past 10 years, RTI has never been prosecuted for or convicted of any offense under Environmental Laws, nor has RTI been found liable in any proceeding to pay any fine or judgment to any Person as a result of any Release or threatened Release from the Real Property of any Hazardous Material into the Environment or the breach of any Environmental Law and to the knowledge of RTI, there is no basis for any such proceeding; (v) all material environmental data and studies (including, without limitation, the results of any environmental audit) relating to the business conduced from the

Real Property have been delivered or made available to Sterigenics; (vi) RTI is not aware of any Release which is now present in, on or under the Real Property (including underlying soils and substrata, surface water and groundwater) at levels which exceed any action levels or remediation standards under any Environmental laws or standards published or administered by those Governmental Authorities responsible for establishing or applying such standards; (vii) RTI has no knowledge of any Hazardous Materials in, on, or under the Real Property or any other assets relating to RTI's business conducted from the Real Property; and (viii) RTI has no knowledge of any Hazardous Materials originating from any neighboring or adjoining properties which has migrated onto, or is migrating towards the Real Property.

                (b) Matters Disclosed in SEC Reports. With respect to Environmental Matters separately and specifically disclosed in the RTI SEC Reports relating to the Real Property: (i) RTI is in full compliance with all Remedial Orders; (ii) RTI is current with respect to all charges, assessments, or claims for which a lien against the Real Property or other assets of RTI's business under any Environmental Law may be filed or asserted, and there are no unpaid liens or assessments outstanding which are currently due; and (iii) RTI is not in default of any obligation or demand from any Governmental Authority with respect to investigations or remediation activities which RTI is obligated to undertake.

                (c) Definitions. As used herein, the following terms have these meanings:

                        (i) "Environmental Laws" means all applicable statutes, rules, regulations, ordinances, orders, decrees, judgments, permits, licenses, consents, approvals, authorizations, and governmental requirements or directives or other obligations lawfully imposed by governmental authority under federal, state or local law pertaining to the protection of the environment, protection of public health, protection of worker health and safety (excluding OSHA and comparable state laws), the treatment, emission and/or discharge of gaseous, particulate and/or effluent pollutants, and/or the Handling of Hazardous Materials, including without limitation, the Clean Air Act, 42 U.S.C.
Section 7401, et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. Section 9601, et seq., the Federal Water Pollution Control Act, 33 U.S.C. Section 1321, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., ("RCRA"), and the Toxic Substances Control Act, 15 U.S.C. Section 2601, et seq.

                        (ii) "Hazardous Material(s)" means any substance, waste, material, chemical, compound or mixture which is (or which contains any substance, waste, material, chemical, compound, or mixture which is) flammable, ignitable, corrosive, reactive, radioactive, or explosive, or is defined, listed, designated, described or characterized under Environmental Laws or under any rules, guidances, policies, or regulations promulgated thereunder, as hazardous, toxic, a contaminant, a pollutant or words of similar import, and includes without limitation any "hazardous substance" under CERCLA, any "hazardous waste" under RCRA, asbestos, petroleum (including crude oil or any fraction or distillate thereof), natural gas, natural gas liquids, and liquified natural gas.

                        (iii) "Material" means anything that reasonably could be expected to lead to the imposition of any significant penalties or fines, that could reasonably be expected to require a capital expenditure of more than $100,000, or that reasonably could be expected to interfere, interrupt or threaten to interfere or interrupt in a significant manner the continued operation of RTI's business as currently conducted from the Real Property.

                        (iv) "Person" means any natural person, corporation, partnership, business trust or other business entity or enterprise.

                        (v) "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing.

                        (vi) "Environmental Approval(s)" means all permits, certificates, licenses, authorizations, consents, instructions, registrations, directions or approvals, issued or required by Governmental Authorities pursuant to Environmental Laws with respect to the operations of RTI in connection with the Real Property.

                        (vii)   "Governmental Authorities" means any
government, regulatory authority, governmental department, agency, commission, board, tribunal, or court or other law, rule or regulation-making entity having or purporting to have jurisdiction over Environmental Laws on behalf of the United States, or the state of North Carolina or other subdivision thereof, or any municipality therein.

                        (viii) "Remedial Order(s)" means any judicial or administrative order, directive, complaint or sanction issued, filed or imposed by any Governmental Authority pursuant to any Environmental Laws, and includes, without limitation, any order requiring any remediation or cleanup of any Hazardous Materials, or requiring that any Release or any other activity be reduced, modified, abated, or eliminated.

        10.10 No Misrepresentation. No representation, warranty or covenant by RTI in this Agreement, nor any statement, certificate or schedule furnished or to be furnished by or on behalf of RTI pursuant to this Agreement, when taken together with the foregoing, contains or shall contain any untrue statement of material fact or omits or shall omit to state a material fact required to be stated therein or necessary in order to make such statements, in light of the circumstances under which they were made, not materially misleading. RTI has delivered or otherwise made available true and complete copies of all documents requested by Sterigenics and which are referred to in this Agreement.

        10.11 Transfers. Except for this Agreement and the Acquisition Agreement, RTI has not entered into any agreement to convey, sell, assign, lease, transfer or encumber the Real Property or any material portion of the other Property, and RTI shall not do so prior to the Closing Date without Sterigenics' prior written consent, which may be granted or withheld in Sterigenics' discretion reasonably exercised.

        10.12 Title to Real Property. Except as set forth in the RTI SEC Reports or the Title Report, RTI owns the Real Property free and clear of all liens, leases, occupancy agreements, licenses, encumbrances, covenants, conditions, restrictions, rights-of-way, easements, and other matters affecting title, except as to the Permitted Exceptions. To RTI's knowledge, except as disclosed in the RTI SEC Reports or the Title Reports, no other person or entity has claimed or is entitled to claim any legal or equitable interest in the Real Property.

        10.13 Title to Personal Property. RTI has good and marketable title to the Personal Property and Improvements. Except as disclosed in the RTI SEC Reports, the Personal Property and Improvements are and as of the Closing shall be transferred to Sterigenics free and clear of restrictions on or conditions to transfer or assignment, and free and clear of all claims, liabilities, liens, pledges, mortgages, restrictions and encumbrances of any kind, whether accrued, absolute, contingent or otherwise affecting the Personal Property and Improvements.

        10.14 No Condemnation. To RTI's knowledge, there is no condemnation or other like proceeding pending or threatened against the Real Property or any part thereof and no such proceeding is being contemplated.

        10.15 Governmental Commitments. To RTI's knowledge, no commitment to or agreement with any governmental or quasi-governmental authority exists which could affect the Real Property, including but not limited to any formation of any special assessment district or community facilities district, except as disclosed in this Agreement.

        10.16 Easements. To RTI's knowledge, all existing water, drainage, sewage and utility facilities relating to the Real Property, from the boundary thereof until entering the public right-of-way or other public facility, are situated within valid easements granted by all persons or other entities having any interest in or right or title to any property which is subject to such easement and are referenced in the Title Reports.

        10.17 Maintenance of Real Property. Prior to the Closing Date and the actual transfer to Sterigenics of title to the Real Property, RTI shall maintain the Real Property and the Improvements in substantially their present condition, reasonable wear and tear or loss due to the elements excepted.

        10.18 Condition of Improvements. To RTI's knowledge, the Improvements (including the roof and roof membrane, exterior and structural walls, foundations, floor slabs and other load-bearing components of the Improvements) are in operable condition and repair (as hereinafter defined). To RTI's knowledge all elevators, heating, ventilation and air conditioning systems ("HVAC"), plumbing, electrical, wiring, life safety, and other equipment, appurtenances, systems and improvements are in operable condition and repair. For purposes of this paragraph, the term "operable condition and repair" means that there are no material defects or state or disrepair that have a material adverse effect on the operations of the business as currently conducted by RTI from the Real Property.

                10.19 Compliance With Laws. RTI has received no written notice from any governmental authority that the Improvements fails to comply with any applicable codes, statutes, ordinances, regulations, permits, orders, directives, or other laws in any material respects. As of the Closing the Improvements and all parts thereof shall be in a safe and habitable condition.

        11. Cooperation. RTI will take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed with respect to the consummation of the transactions contemplated by this Agreement and will promptly cooperate with and furnish information to Sterigenics in connection with any such requirements imposed upon Sterigenics in connection with the consummation of the transactions contemplated by this Agreement. RTI will take all reasonable actions necessary to obtain (and will cooperate with Sterigenics in obtaining) any consent, approval, order or authorization of, or any registration, declaration or filing with, any governmental entity, domestic or foreign, or other person, required to be obtained or made by RTI (or by Sterigenics) in connection with the taking of any action contemplated by this Agreement. Sterigenics shall reimburse RTI for all out-of-pocket costs incurred pursuant to compliance with this Paragraph 11.

        12. Termination Memorandum. Sterigenics agrees to promptly execute a Termination of Memorandum of Option, duly executed and acknowledged and in recordable form, pursuant to which Sterigenics shall relinquish all right, title and interest arising under the Memorandum of Option (the "Termination Memorandum"). The Termination Memorandum shall be held in escrow by Warshaw Burstein Cohen Schlesinger & Kuh, LLP. Upon the expiration or prior termination of the Option, RTI shall have the right to require release of the Termination Option and to record the Termination Memorandum.

        13. Risk of Loss. Until the Closing, all risk of loss, damage or destruction to the Property shall be borne by RTI. In the event that prior to the Closing all or any part of the Property is destroyed or damaged and the cost to repair such damage exceeds Two Hundred Fifty Thousand Dollars ($250,000), Sterigenics shall be entitled to terminate this Agreement (whether or not the Option has been exercised) and to recover from RTI the Option Consideration paid upon written notice to RTI within five (5) business days of receipt of notice from RTI that such a loss has occurred. If Sterigenics does not have the right to terminate this Agreement in accordance with this paragraph, or if Sterigenics has the right to terminate this Agreement pursuant to this paragraph but elects not to exercise (or does not timely exercise) such termination right, then RTI shall assign to Sterigenics all insurance proceeds (whether or not such insurance proceeds are sufficient to repair such damage or destruction and whether or not such proceeds are paid before or after the Closing Date) and this Agreement shall remain in full force and effect.

        14. Sterigenics' Conditions Precedent to Closing. The obligations of Sterigenics at the Closing are subject to satisfaction of the following conditions (any or all of which may be waived by Sterigenics in its sole discretion), all of which are for Sterigenics' sole benefit:

        14.1 Representations and Warranties. The representations and warranties of RTI contained in this Agreement shall be true and correct in all material respects on the Closing Date with the same effect as though made on that date.

        14.2 Receipt of Required Permits. Sterigenics shall have received all licenses, permits and governmental or other regulatory approvals and authorizations which are required in order for Sterigenics to operate the Real Property and its business.

        14.3 Delivery of All Assets. RTI shall have delivered and conveyed all of the Property free and clear of all encumbrances, other than the Permitted Exceptions.

        14.4 Title Policy. The Title Company shall have committed in writing to issue the Title Policy to Sterigenics for the Real Property, subject only to the Permitted Exceptions.

        14.5 FIRPTA. RTI shall have executed and delivered to the Title Company a certificate satisfying the requirements of Section 1445 of the Internal Revenue Code of 1986, as amended (the "FIRPTA Certificate").

        14.6 No Insolvency Event. At the Closing there shall not be any pending sequestration, attachment or foreclosure of or execution on any material part of the Property or any proceeds from the sale thereof nor shall RTI have been subject to a voluntary or involuntary petition to commence a proceeding under the United States Bankruptcy Code to declare RTI to be bankrupt or insolvent.

        14.7 No Material Adverse Change. No change shall have occurred that would have a material adverse effect on the Property.

        14.8 No Legal Prohibition. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of this Agreement shall have been issued, nor shall any action or suit related to the Agreement or its consummation be pending or threatened, nor shall any proceeding brought by an administrative agency or commission or other governmental entity, seeking any of the foregoing, be pending; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Agreement which makes the consummation of the Agreement illegal.

        14.9 Closing Certificate. RTI shall deliver to Sterigenics a certificate dated the Closing Date and signed by the President of RTI confirming that since the Execution Date, no action by RTI has resulted in a lien, pledge, mortgage, restriction or encumbrance of any kind affecting the Real Property and the Personal Property or Improvements.

        14.10 Recordable Documents. RTI shall have provided the Closing Agent or the Title Company issuing the Title Policy the warrant deed for the Real Property, fully executed and notarized and in recordable form, at least two (2) business days prior to the Closing so that the deed may be registered or recorded in the appropriate real estate records of Alamance County immediately upon Closing.

                14.11 Closing Deliveries. Sterigenics shall have received at or prior to the Closing each of the following documents: (a) a bill of sale in a form reasonably satisfactory to Sterigenics; (b) a special warranty deed in form and content appropriate to convey, transfer and assign to, and to vest in, Sterigenics, good, clear and marketable fee simple title to the Real Property, subject only to the Permitted Exceptions therefor; (c) any other documents, records or agreements called for hereunder that have not been previously delivered to Sterigenics.

        15. RTI's Conditions Precedent to Closing. The obligations of RTI at the Closing are subject to satisfaction of the following conditions (any or all of which may be waived by RTI in its sole discretion), all of which are for RTI's sole benefit:

                15.1 Representations and Warranties. The representations and warranties of Sterigenics contained in this Agreement shall be true and correct in all material respects on the Closing Date with the same effect as though made on that date.

                15.2 No Insolvency Event. At the Closing Sterigenics shall not be subject to a voluntary or involuntary petition to commence a proceeding under the United States Bankruptcy Code to declare Sterigenics to be bankrupt or insolvent.

                15.3 No Legal Prohibition. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of this Agreement shall have been issued, nor shall any proceeding brought by an administrative agency or commission or other governmental entity, seeking any of the foregoing, be pending; nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Agreement which makes the consummation of the Agreement illegal.

        16.     Default; Remedies.

                16.1 RTI's Remedies. STERIGENICS AND RTI EACH AGREE THAT IN THE EVENT OF A MATERIAL DEFAULT OR BREACH HEREUNDER BY STERIGENICS, THE DAMAGES TO RTI WOULD BE EXTREMELY DIFFICULT AND IMPRACTICABLE TO ASCERTAIN, AND THAT THE OPTION CONSIDERATION PAID BY STERIGENICS PLUS THE SUM OF TWENTY-FIVE THOUSAND DOLLARS ($25,000) ("STIPULATED SUM") SHALL SERVE AS LIQUIDATED DAMAGES FOR SUCH BREACH OR DEFAULT BY STERIGENICS, AS A REASONABLE ESTIMATE OF THE DAMAGES TO RTI. DELIVERY TO AND RETENTION OF THE OPTION CONSIDERATION AND THE STIPULATED SUM BY RTI SHALL BE RTI'S SOLE AND EXCLUSIVE REMEDY AGAINST STERIGENICS IN THE EVENT OF A DEFAULT OR BREACH BY STERIGENICS, AND RTI WAIVES ANY AND ALL RIGHT TO SEEK OTHER RIGHTS OR REMEDIES AGAINST STERIGENICS WITH RESPECT TO STERIGENICS' OBLIGATION TO PURCHASE THE PROPERTY, INCLUDING WITHOUT LIMITATION, SPECIFIC

PERFORMANCE. THE PAYMENT AND RETENTION OF THE OPTION CONSIDERATION AND THE STIPULATED SUM AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO RTI. UPON ANY SUCH BREACH OR DEFAULT BY STERIGENICS HEREUNDER, THIS AGREEMENT SHALL BE TERMINATED AND THE PARTIES SHALL HAVE NO FURTHER OBLIGATIONS TO EACH OTHER HEREUNDER.

                16.2 Sterigenics' Remedies. RTI acknowledges that the Property is unique and, for that reason, among others, Sterigenics will be irreparably damaged if this Agreement is not specifically enforced. Accordingly, in the event of any breach or default of this Agreement or any of the covenants or agreements contained in this Agreement by RTI, Sterigenics shall have the right to demand and have specific performance of this Agreement. Provided that RTI has not taken any action after the date of this Agreement to cause the representations and warranties in Section 10 to be inaccurate as of the Closing, RTI shall have no liability to Sterigenics for any failure to meet the condition set forth in Section 14.1 and Sterigenics shall have no right to sue RTI for any breach of the representations and warranties.

                16.3 Termination of Representations and Warranties. The representations and warranties contained in this Agreement shall terminate upon the Closing.

        17.     General.

                17.1 Expenses. Except as otherwise provided in this Agrement, the parties will each pay their own legal, accounting and other professional expenses in connection with the transactions contemplated hereby.

                17.2 Brokers. Each party represents and warrants to the other that no person has acted as a broker, a finder or in any similar capacity in connection with the transactions contemplated hereby, except TM Capital Corporation who shall be paid by Sterigenics. Each party shall indemnify the other against, and agrees to hold the other harmless from, all liabilities and expenses (including reasonable attorneys' fees and expenses) in connection with any claim by anyone for compensation as a broker, a finder or in any similar capacity, other than TM Capital Corporation, which is to be paid by Sterigenics at the Closing, by reason of services allegedly rendered to the indemnifying party in connection with the transactions contemplated hereby.

                17.3 Entire Agreement. Except for that certain Confidentiality Agreement by and between RTI and Sterigenics, dated October 3, 1995, and those specific provisions and definitions expressly incorporated herein from the Acquisition Agreement, this Agreement contains the entire agreement among the parties with respect to the matters contemplated hereby and all prior negotiations, understandings and agreements among them, are superseded by this Agreement.

                17.4 Notices. Any notice or other communication required or permitted to be given under this Agreement shall be in writing and will be deemed effective when delivered in person, first business day after sent by confirmed facsimile, if promptly confirmed in writing, on the third business day after the day on which mailed by first class mail from within the United States of America, or the business day following delivery to a national overnight courier service to the following addresses or to such other address as either party may specify in writing to the other party in accordance with the provisions of this Paragraph 15.4.

              If to Sterigenics                 With a copy to:
              Sterigenics International         Gunderson Dettmer Stough
              4020 Clipper Court                Villeneuve Franklin & Hachigian
              Fremont, CA 94538-3540            600 Hansen Way, 2nd Floor
              Facsimile No.: (510) 770-1499     Palo Alto, CA 94304
              Attention: James F. Clouser       Facsimile No.: (415) 843-0314
                                                Attention: Carla S. Newell

              If to RTI:                        With a copy to:
              RTI Inc.                          Warshaw Burstein Cohen
              108 Lake Denmark Road             Schlesinger & Kuh, LLP
              Rockaway, NJ 07886                555 Fifth Avenue
              Attention: Theo Muller            New York, NY 10017
                                                Facsimile No.: (212) 972-9150
                                                Attention: Arthur Katz

        18. Governing Law. This Agreement will be governed by, and construed under, the laws of the State of New York.

        19. Amendment. This Agreement may be amended only by a document in writing signed by the parties.

        20. Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement.

        21. Further Assurances. Each party agrees to execute such further instruments and documents and to do such further acts as may be reasonably requested by any other party to carry out the transactions contemplated hereby.

        22. No Rights Conferred Upon Third Parties. No provisions of this Agreement are intended or shall be interpreted to provide or create any rights of any kind in any third party unless specifically provided otherwise herein, and, except as so provided, all provisions hereof shall be personal solely to the parties to this Agreement.

        23. Attorneys' Fees. In any litigation relating to this Agreement, including litigation with respect to any instrument, document or agreement made under or in connection with this Agrement, the prevailing party shall be entitled to recover its costs and reasonable attorneys' fees and expenses.

         24. Headings. Captions and headings used herein are for convenience only and are not a part of this Agreement and shall not be used in construing it.

         25. No Assignment. The Agreement may not be assigned (including by operation of law) by either party without the prior written consent of the other party.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the Execution Date.

STERIGENICS INTERNATIONAL                       RTI INC.


By:                                             By:
   ------------------------------                  -----------------------------

Title:                                          Title:
      ---------------------------                     --------------------------

               PREPARED BY FORREST C. HALL, ATTORNEY, GRAHAM, NC

                               BOOK 473  PAGE 113

        THIS DEED, made this 10th day of June, 1982 by J. LEON PORTER and wife, ELLEN T. PORTER hereinafter called Grantors, to PROCESS TECHNOLOGY (NC), INC., a North Carolina Corporation, P.O. Box 185 Rockaway, N.J. 07866 hereinafter called Grantees.

The designations Grantors and Grantees as used herein shall include singular, plural, masculine, feminine, or neuter as required by the context.

        WITNESSETH: That the Grantors, in consideration of $10.00 and other valuable consideration to them paid by the Grantees, the receipt of which is acknowledged, have bargained and sold, and by these presents do bargain, sell and convey to the Grantees their heirs, successors, and assigns, all of the following described real property:

A certain tract or parcel of land in Haw River Township, Alamance County, N.C., adjoining Porter Avenue, John Bakatsias and other lands of J. Leon Porter and being more particularly described as follows:

BEGINNING at an iron stake and new corner with J. Leon Porter in the East right of way line of Porter Avenue and located S. 04 deg. 08' 32" E. 356.77 ft. from the intersection of the East line of said road and the South line of a service road which said 356.77 ft. is the chord of an arc having the length of 357.79 ft. formed by the East line of said 60 ft. wide road; thence a new line with said Porter, N. 88 deg. 56' 56" E. 444.13 ft. to an iron stake and new corner with said Porter, thence a new line with said Porter, S. 11 deg. 38' 05" E.
21.17 ft. to an iron stake and corner with John Bakatsias; thence with the line of said Bakatsias, S. 11 deg. 38' 05" E. 365 ft. to an iron stake and new corner with J. Leon Porter; thence a new line with said Porter, S. 87 deg. 18' W.
441.94 ft. to an iron stake in the East line of Porter Avenue; thence with the East line of Porter Avenue, N. 11 deg. 38' 05" W. 400 ft. to the POINT OF BEGINNING AND CONTINUING 3.935 ACRES, more or less.

The above description and determination of area were taken from a survey and drawing made by John D. Somers, R. L. S., dated 5/18/82, captioned "Final Plat", property of J. Leon Porter and wife, Ellen T. Porter and plat is recorded in the office of the Register of Deeds for Alamance County, N.C., in Plat Book 27 at Page 55.

This conveyance is subject to recorded easements, 10 ft. wide utility easement along rear lot line as shown on recorded subdivision map and sanitary sewer easement and manhole as shown on recorded subdivision map.

        The above property was conveyed to the Grantors by
See Book No.            page

        TO HAVE AND TO HOLD said real property, with all privileges, and appurtenances thereunto belonging, to the said Grantees, their heirs, successors, and assigns forever.

        The Grantors covenant that they are seized of said real property in fee, and have the right to convey the same in fee simple; that the same is free from all encumbrances (with any exceptions above stated); and that they will warrant and defend the title to same against the claims of all persons whomsoever.

        IN WITNESS WHEREOF, the Grantors have hereunto set their hands and seals, or if corporate, have caused this Deed to be signed in their respective corporate names by their duly authorized officers and their seals to be hereunto affixed by authority of their Boards of Directors, the day and year first above written.

                                                __________________________(SEAL)
                                                J. LEON PORTER


                                                __________________________(SEAL)
                                                ELLEN T. PORTER

================================================================================

STATE OF NORTH CAROLINA, COUNTY OF ALAMANCE

        I, JANICE S. SHEPHERD a Notary Public of said County, do hereby certify that J. LEON PORTER and wife, ELLEN T. PORTER personally appeared before me this day and acknowledged the due execution of the foregoing deed. Witness my hands and official seal, this 11th day of June 1982

My Commission Expires: 1/24/85           /s/ JANICE S. SHEPHERD Notary Public

================================================================================

                                   SCHEDULES

Schedule 1.1  --  Cobalt Financing Agreements

Schedule 1.4  --  Cobalt 60

Schedule 1.5  --  Contracts over $25,000

                                  Schedule 1.1

                          Cobalt Financing Agreements

                                   RTI, Inc.
                                  Schedule 1.1

                          Cobalt Financing Agreements

1)      Nordion International Inc. (Financing Agreement)
        Kanata, Ontario
        Canada
        399,940 Curies (US$1.47 per Curie)
        Location: South Jersey
        42 month financing, monthly principal payment: $16,333.00
        Interest rate: U.S. Prime plus 1.75
        Terminates: 3/28/98

2)      Amersham International plc. (Lease Agreement)
        Little Chalfont, Buckinghamshire, England
        Primary term - 4 years; 16 quarterly payments
        Secondary term - 11 annual payments; or buyout for 6.75% total primary term payments

           (a) Beginning April 5, 1995  407,693 Curies (US$1.44)
             Location: South Jersey
             4 year capital lease
             Primary term payment - $41,024.11
             Secondary term buyout - $44,306.04

           (b) Beginning November 27, 1995  205,936 Curies (US$1.44)
             Location: South Jersey
             4 year capital lease
             Primary term payment - $21,365.86
             Secondary term buyout - $23,075.12

           (c) Beginning October 15, 1993  205,936 Curies (US$1.44)
             Location: North Carolina
             4 year capital lease
             Primary term payment - $42,571.53
             Secondary term buyout - $45,977.25

           (d) Beginning January 29, 1996  202,008 Curies (US$1.44)
             Location: North Jersey
             4 year capital lease
             Primary term payment - $20,958.33
             Secondary term buyout - $22,635.00

3)      Neutron Products Inc. (Purchase Agreement)
        Dickerson, MD
        120,000 Curies ($1.40 per curie)
        Location: North Carolina
        Terms of purchase:      $50,000 downpayment;
                                $10,000 due 7 days after delivery;
                                $54,000 due 20 days after delivery;
                                $54,000 due 60 days after delivery.

                                  Schedule 1.4

                                   Cobalt 60

MODULE TOTALS     LOAD: 3                       PURIDEC
                                                IRRADIATION TECHNOLOGIES

Content activity in Curies

                            SOUTH JESEY COBALT LOAD

1               2               3               4
     49824           111539          110786          49781


-------------------------------------------------------------
5               6               7               8
     8575            71231           71547           9654


-------------------------------------------------------------
9               10              11              12
     8489            73141           68964           12292


-------------------------------------------------------------
13              14              15              16
     49891           111656          111107          50086


-------------------------------------------------------------
17              18              19              20
     0               0               0               0


Reference Date 01-Dec-1995    R A C Liquorish  23/Nov/95        Amersham
                                                                QSA

PLANT:  RTI SALEM      LOAD 3                                           PURIDEC

Current activity in Curies

MODULE 1                                        MODULE 2


POSITION   IDENTITY     LOAD    ACTIVITY        POSITION   IDENTITY     LOAD    ACTIVITY
    1      Dummy                0                   1       3905EE      2       10689
    2      Dummy                0                   2       Dummy               0
    3      Dummy                0                   3       Dummy               0
    4      Dummy                0                   4       49348       1       8575
    5      Dummy                0                   5       Dummy               0
    6      Dummy                0                   6       Dummy               0
    7      Dummy                0                   7       5353EE      3       11268
    8      Dummy                0                   8       Dummy               0
    9      Dummy                0                   9       Dummy               0
    10     Dummy                0                   10      4123EE      2       10689
    11     Dummy                0                   11      Dummy               0
    12     Dummy                0                   12      Dummy               0
    13     Dummy                0                   13      Dummy               0
    14     Dummy                0                   14      Dummy               0
    15     Dummy                0                   15      49533       1       9342
    16     Dummy                0                   16      Dummy               0
    17     Dummy                0                   17      Dummy               0
    18     Dummy                0                   18      Dummy               0
    19     Dummy                0                   19      Dummy               0
    20     3806EE       2       9698                20      3662EE      2       9507
    21     Dummy                0                   21      Dummy               0
    22     Dummy                0                   22      6351EE      3       11165
    23     Dummy                0                   23      Dummy               0
    24     Dummy                0                   24      Dummy               0
    25     49565        1       8575                25      49067       1       10116
    26     Dummy                0                   26      Dummy               0
    27     Dummy                0                   27      Dummy               0
    28     Dummy                0                   28      Dummy               0
    29     Dummy                0                   29      4333EE      2       9735
    30     3647EE       2       9698                30      Dummy               0
    31     Dummy                0                   31      Dummy               0
    32     Dummy                0                   32      Dummy               0
    33     4198EE       3       12511               33      45775       1       9851
    34     Dummy                0                   34      Dummy               0
    35     49319        1       9342                35      Dummy               0
    36     Dummy                0                   36      4342EE      2       10602

                     TOTAL      49824                                TOTAL      111539



MODULE 3                                        MODULE 4


POSITION   IDENTITY     LOAD    ACTIVITY        POSITION   IDENTITY     LOAD    ACTIVITY
    1      3640EE       2       11057               1       4227EE      3       12309
    2      Dummy                0                   2       Dummy               0
    3      Dummy                0                   3       49068       1       10116
    4      49416        1       8575                4       Dummy               0
    5      Dummy                0                   5       Dummy               0
    6      5330EE       3       10972               6       4379EE      2       10024
    7      Dummy                0                   7       Dummy               0
    8      Dummy                0                   8       Dummy               0
    9      4547EE       2       12908               9       Dummy               0
    10     Dummy                0                   10      Dummy               0
    11     Dummy                0                   11      49747       1       7551
    12     Dummy                0                   12      Dummy               0
    13     Dummy                0                   13      Dummy               0
    14     49669        1       9342                14      Dummy               0
    15     Dummy                0                   15      Dummy               0
    16     Dummy                0                   16      4440EE      2       9781
    17     Dummy                0                   17      Dummy               0
    18     Dummy                0                   18      Dummy               0
    19     4345EE       2       10699               19      Dummy               0
    20     Dummy                0                   20      Dummy               0
    21     Dummy                0                   21      Dummy               0
    22     36983        1       2187                22      Dummy               0
    23     Dummy                0                   23      Dummy               0
    24     Dummy                0                   24      Dummy               0
    25     45780        1       9851                25      Dummy               0
    26     Dummy                0                   26      Dummy               0
    27     5314EE       3       10972               27      Dummy               0
    28     36981        1       2187                28      Dummy               0
    29     Dummy                0                   29      Dummy               0
    30     Dummy                0                   30      Dummy               0
    31     49790        1       10116               31      Dummy               0
    32     Dummy                0                   32      Dummy               0
    33     Dummy                0                   33      Dummy               0
    34     36984        1       2187                34      Dummy               0
    35     Dummy                0                   35      Dummy               0
    36     4283EE       2       9735                36      Dummy               0

                     TOTAL      110786                               TOTAL      49781


                                                                      AMERSHAM
                                                                      QSA

PLANT:  RTI SALEM      LOAD 3                                    PURIDEC

Current activity in Curies                              IRRADIATION TECHNOLOGIES


MODULE 5                                        MODULE 6

POSITION   IDENTITY     LOAD    ACTIVITY        POSITION   IDENTITY     LOAD    ACTIVITY
    1      Dummy                0                   1       Dummy               0
    2      Dummy                0                   2       5460EE      3       12645
    3      Dummy                0                   3       Dummy               0
    4      Dummy                0                   4       Dummy               0
    5      Dummy                0                   5       49745       1       7726
    6      Dummy                0                   6       Dummy               0
    7      Dummy                0                   7       Dummy               0
    8      Dummy                0                   8       Dummy               0
    9      Dummy                0                   9       4351EE      2       9735
    10     Dummy                0                   10      Dummy               0
    11     Dummy                0                   11      Dummy               0
    12     Dummy                0                   12      Dummy               0
    13     Dummy                0                   13      Dummy               0
    14     Dummy                0                   14      36993       1       2869
    15     Dummy                0                   15      Dummy               0
    16     Dummy                0                   16      49749       1       2347
    17     Dummy                0                   17      Dummy               0
    18     Dummy                0                   18      Dummy               0
    19     Dummy                0                   19      Dummy               0
    20     Dummy                0                   20      Dummy               0
    21     Dummy                0                   21      4274EE      2       10283
    22     Dummy                0                   22      Dummy               0
    23     Dummy                0                   23      Dummy               0
    24     Dummy                0                   24      Dummy               0
    25     Dummy                0                   25      Dummy               0
    26     Dummy                0                   26      49347       1       8575
    27     Dummy                0                   27      Dummy               0
    28     49446       1        8575                28      Dummy               0
    29     Dummy                0                   29      Dummy               0
    30     Dummy                0                   30      49750       1       2090
    31     Dummy                0                   31      49746       1       2231
    32     Dummy                0                   32      Dummy               0
    33     Dummy                0                   33      Dummy               0
    34     Dummy                0                   34      Dummy               0
    35     Dummy                0                   35      4346EE      2       9928
    36     Dummy                0                   36      36994       1       2801
                TOTAL           8575                              TOTAL         71231



MODULE 7                                        MODULE 8

POSITION   IDENTITY     LOAD    ACTIVITY        POSITION   IDENTITY     LOAD    ACTIVITY
    1      4325EE       2       10410               1       Dummy               0
    2      Dummy                0                   2       Dummy               0
    3      Dummy                0                   3       Dummy               0
    4      Dummy                0                   4       Dummy               0
    5      Dummy                0                   5       Dummy               0
    6      Dummy                0                   6       Dummy               0
    7      4213EE       3       11603               7       Dummy               0
    8      Dummy                0                   8       Dummy               0
    9      Dummy                0                   9       Dummy               0
    10     Dummy                0                   10      Dummy               0
    11     49492        1       9342                11      Dummy               0
    12     Dummy                0                   12      Dummy               0
    13     Dummy                0                   13      49278       1       9654
    14     Dummy                0                   14      Dummy               0
    15     Dummy                0                   15      Dummy               0
    16     Dummy                0                   16      Dummy               0
    17     4259EE       2       10569               17      Dummy               0
    18     Dummy                0                   18      Dummy               0
    19     Dummy                0                   19      Dummy               0
    20     Dummy                0                   20      Dummy               0
    21     Dummy                0                   21      Dummy               0
    22     Dummy                0                   22      Dummy               0
    23     Dummy                0                   23      Dummy               0
    24     Dummy                0                   24      Dummy               0
    25     Dummy                0                   25      Dummy               0
    26     Dummy                0                   26      Dummy               0
    27     Dummy                0                   27      Dummy               0
    28     4121EE      2        10596               28      Dummy               0
    29     Dummy                0                   29      Dummy               0
    30     Dummy                0                   30      Dummy               0
    31     5471EE      3        12645               31      Dummy               0
    32     Dummy                0                   32      Dummy               0
    33     48006       1        1382                33      Dummy               0
    34     Dummy                0                   34      Dummy               0
    35     Dummy                0                   35      Dummy               0
    36     Dummy                0                   36      Dummy               0
                TOTAL           11547                             TOTAL         9654


Reference Date 01-Dec-1995      R A C Liquorish 23/Nov/95               Amersham
                                                                        QSA

PLANT: RTI SALEM   LOAD 3                                        PURIDEC
Content activity in Curies                              IRRADIATION TECHNOLOGIES

MODULE 9                                        MODULE 10

POSITION   IDENTITY     LOAD    ACTIVITY        POSITION   IDENTITY     LOAD    ACTIVITY
    1      Dummy                0                   1       Dummy               0
    2      Dummy                0                   2       5365EE      3       13214
    3      Dummy                0                   3       Dummy               0
    4      Dummy                0                   4       Dummy               0
    5      Dummy                0                   5       Dummy               0
    6      Dummy                0                   6       Dummy               0
    7      Dummy                0                   7       Dummy               0
    8      Dummy                0                   8       4128EE      2       9760
    9      Dummy                0                   9       Dummy               0
    10     Dummy                0                   10      Dummy               0
    11     Dummy                0                   11      Dummy               0
    12     Dummy                0                   12      Dummy               0
    13     Dummy                0                   13      48943       1       9521
    14     Dummy                0                   14      Dummy               0
    15     Dummy                0                   15      Dummy               0
    16     Dummy                0                   16      Dummy               0
    17     Dummy                0                   17      Dummy               0
    18     Dummy                0                   18      Dummy               0
    19     Dummy                0                   19      4297EE      2       9543
    20     Dummy                0                   20      Dummy               0
    21     Dummy                0                   21      Dummy               0
    22     49755        1       1730                22      Dummy               0
    23     Dummy                0                   23      Dummy               0
    24     Dummy                0                   24      Dummy               0
    25     Dummy                0                   25      5372EE      3       11882
    26     Dummy                0                   26      Dummy               0
    27     Dummy                0                   27      Dummy               0
    28     Dummy                0                   28      Dummy               0
    29     Dummy                0                   29      Dummy               0
    30     49762        1       6759                30      Dummy               0
    31     Dummy                0                   31      49532       1       9342
    32     Dummy                0                   32      Dummy               0
    33     Dummy                0                   33      Dummy               0
    34     Dummy                0                   34      Dummy               0
    35     Dummy                0                   35      Dummy               0
    36     Dummy                0                   36      3639EE      2       9879
                TOTAL           8489                              TOTAL         73141

MODULE 11                                       MODULE 12

POSITION   IDENTITY     LOAD    ACTIVITY        POSITION   IDENTITY     LOAD    ACTIVITY
    1      4271EE       2       10664               1       Dummy               0
    2      Dummy                0                   2       Dummy               0
    3      Dummy                0                   3       Dummy               0
    4      Dummy                0                   4       49756       1       6759
    5      Dummy                0                   5       Dummy               0
    6      Dummy                0                   6       Dummy               0
    7      Dummy                0                   7       Dummy               0
    8      49753        1       2231                8       Dummy               0
    9      Dummy                0                   9       Dummy               0
    10     Dummy                0                   10      Dummy               0
    11     5315EE       3       10984               11      Dummy               0
    12     Dummy                0                   12      49754       1       2972
    13     Dummy                0                   13      Dummy               0
    14     49759        1       4754                14      Dummy               0
    15     Dummy                0                   15      Dummy               0
    16     Dummy                0                   16      Dummy               0
    17     Dummy                0                   17      Dummy               0
    18     Dummy                0                   18      Dummy               0
    19     4135EE       2       11339               19      49761       1       2561
    20     Dummy                0                   20      Dummy               0
    21     Dummy                0                   21      Dummy               0
    22     Dummy                0                   22      Dummy               0
    23     Dummy                0                   23      Dummy               0
    24     49751        1       4754                24      Dummy               0
    25     Dummy                0                   25      Dummy               0
    26     Dummy                0                   26      Dummy               0
    27     Dummy                0                   27      Dummy               0
    28     4138EE       2       10782               28      Dummy               0
    29     Dummy                0                   29      Dummy               0
    30     Dummy                0                   30      Dummy               0
    31     Dummy                0                   31      Dummy               0
    32     49760        1       2484                32      Dummy               0
    33     Dummy                0                   33      Dummy               0
    34     5331EE       3       10972               34      Dummy               0
    35     Dummy                0                   35      Dummy               0
    36     Dummy                0                   36      Dummy               0
                TOTAL           68964                             TOTAL         12292

Reference Date 01-Dec-1995      R A C Liquorish 23/Nov/95               Amersham
                                                                        QSA

PLANT: RTI SALEM        LOAD 3                              [LOGO]

Content activity in Curies


MODULE 13                                       MODULE 14

POSITION   IDENTITY     LOAD    ACTIVITY        POSITION   IDENTITY     LOAD    ACTIVITY
    1      Dummy                0                   1       4360EE      2       10314
    2      Dummy                0                   2       Dummy               0
    3      Dummy                0                   3       Dummy               0
    4      Dummy                0                   4       Dummy               0
    5      Dummy                0                   5       4279EE      2       9712
    6      Dummy                0                   6       Dummy               0
    7      Dummy                0                   7       Dummy               0
    8      Dummy                0                   8       5465EE      3       12953
    9      Dummy                0                   9       Dummy               0
    10     Dummy                0                   10      49020       1       9521
    11     Dummy                0                   11      Dummy               0
    12     Dummy                0                   12      Dummy               0
    13     Dummy                0                   13      Dummy               0
    14     Dummy                0                   14      Dummy               0
    15     Dummy                0                   15      4344EE      2       9831
    16     Dummy                0                   16      Dummy               0
    17     Dummy                0                   17      Dummy               0
    18     Dummy                0                   18      Dummy               0
    19     Dummy                0                   19      Dummy               0
    20     4134EE      2        11246               20      48978       1       9521
    21     Dummy                0                   21      Dummy               0
    22     Dummy                0                   22      Dummy               0
    23     Dummy                0                   23      Dummy               0
    24     49758       1        3692                24      4269EE      2       9426
    25     Dummy                0                   25      Dummy               0
    26     36980       1        2187                26      5446EE      3       10280
    27     Dummy                0                   27      Dummy               0
    28     Dummy                0                   28      Dummy               0
    29     Dummy                0                   29      4267EE      2       9521
    30     Dummy                0                   30      Dummy               0
    31     48981       1        9521                31      Dummy               0
    32     Dummy                0                   32      48990       1       9521
    33     4192EE      3        11906               33      Dummy               0
    34     Dummy                0                   34      Dummy               0
    35     3866EE      2        11340               35      Dummy               0
    36     Dummy                0                   36      3645EE      2       11057
                TOTAL           49891                             TOTAL         111656




MODULE 15                                       MODULE 16

POSITION   IDENTITY     LOAD    ACTIVITY        POSITION   IDENTITY     LOAD    ACTIVITY
    1      4004EE       2       10503               1       5369EE      3       12394
    2      Dummy                0                   2       Dummy               0
    3      Dummy                0                   3       49013       1       9521
    4      48977        1       9521                4       Dummy               0
    5      Dummy                0                   5       Dummy               0
    6      5393EE       3       10569               6       49309       1       9342
    7      Dummy                0                   7       Dummy               0
    8      4265EE       2       9997                8       Dummy               0
    9      Dummy                0                   9       Dummy               0
    10     49748        1       3135                10      Dummy               0
    11     Dummy                0                   11      48819       1       7551
    12     49752        1       3692                12      Dummy               0
    13     Dummy                0                   13      Dummy               0
    14     Dummy                0                   14      Dummy               0
    15     Dummy                0                   15      Dummy               0
    16     49382        1       8832                16      4327EE      2       11278
    17     Dummy                0                   17      Dummy               0
    18     Dummy                0                   18      Dummy               0
    19     Dummy                0                   19      Dummy               0
    20     Dummy                0                   20      Dummy               0
    21     4341EE       2       9831                21      Dummy               0
    22     Dummy                0                   22      Dummy               0
    23     Dummy                0                   23      Dummy               0
    24     Dummy                0                   24      Dummy               0
    25     49283        1       9521                25      Dummy               0
    26     Dummy                0                   26      Dummy               0
    27     5348EE       3       11165               27      Dummy               0
    28     Dummy                0                   28      Dummy               0
    29     Dummy                0                   29      Dummy               0
    30     4310EE       2       10120               30      Dummy               0
    31     Dummy                0                   31      Dummy               0
    32     49757        1       3135                32      Dummy               0
    33     Dummy                0                   33      Dummy               0
    34     Dummy                0                   34      Dummy               0
    35     Dummy                0                   35      Dummy               0
    36     4301EE       2       11084               36      Dummy               0
                TOTAL           111107                            TOTAL         50086



Reference Date 01-Dec-1995    R A C Liquorish  23/Nov/95        Amersham
                                                                QSA

MODULE TOTALS      LOAD:A1                                      [LOGO]

                            NORTH JERSEY COBALT LOAD

                                                                1/16/96

5                                       1

        1/16/96
        39,658                                          221617



6                                       2


        1/16/96
        42,936                                          189883



7                                       3


        183447                                          94367




8                                       4



                                                        1/16/96
        228048                                          95,542

RTI ROCKAWAY LOAD A1

MODULE 1                                                          [PURIDEC LOGO]

--------------------------------------------------------
POSITION        IDENTITY        LOAD            ACTIVITY
--------------------------------------------------------
1               42112           0               7139
--------------------------------------------------------
2               20653           0               2610
--------------------------------------------------------
3               35907           0               5226
--------------------------------------------------------
4               20662           0               2556
--------------------------------------------------------
5               28862           0               4114
--------------------------------------------------------
6               20687           0               2311
--------------------------------------------------------
7               28863           0               4114
--------------------------------------------------------
8               5535EE          A1              12395
--------------------------------------------------------
9               20630           0               2357
--------------------------------------------------------
10              Dummy                           0
--------------------------------------------------------
11              38219           0               5690
--------------------------------------------------------
12              Dummy                           0
--------------------------------------------------------
13              28864           0               4114
--------------------------------------------------------
14              5646EE          A1              11240
--------------------------------------------------------
15              38214           0               5690
--------------------------------------------------------
16              Dummy                           0
--------------------------------------------------------
17              28865           0               4114
--------------------------------------------------------
18              Dummy                           0
--------------------------------------------------------
19              38196           0               5690
--------------------------------------------------------
20              Dummy                           0
--------------------------------------------------------
21              28866           0               4114
--------------------------------------------------------
22              5653EE          A1              11661
--------------------------------------------------------
23              38203           0               5690
--------------------------------------------------------
24              Dummy                           0
--------------------------------------------------------
25              28869           0               4114
--------------------------------------------------------
26              Dummy                           0
--------------------------------------------------------
27              37781           0               5833
--------------------------------------------------------
28              Dummy                           0
--------------------------------------------------------
29              28874           0               4114
--------------------------------------------------------
30              Dummy                           0
--------------------------------------------------------
31              37782           0               5833
--------------------------------------------------------
32              Dummy                           0
--------------------------------------------------------
33              28867           0               4114
--------------------------------------------------------
34              20634           0               2357
--------------------------------------------------------
35              Dummy                           0
--------------------------------------------------------
36              20646           0               2311
--------------------------------------------------------
37              Dummy                           0
--------------------------------------------------------
38              42107           0               7139
--------------------------------------------------------
39              Dummy                           0
--------------------------------------------------------
40              20661           0               2556
--------------------------------------------------------
41              20642           0               2311
--------------------------------------------------------
42              28868           0               4114
--------------------------------------------------------
43              20640           0               2311
--------------------------------------------------------
44              20633           0               2357
--------------------------------------------------------
45              35917           0               5226
--------------------------------------------------------
46              20651           0               2698
--------------------------------------------------------
47              P157            0               1171
--------------------------------------------------------
48              38194           0               5690
--------------------------------------------------------
49              20650           0               2698
--------------------------------------------------------
50              5552EE          A1              12094
--------------------------------------------------------
51              20656           0               2610
--------------------------------------------------------
52              33578           0               5655
--------------------------------------------------------
53              Dummy                           0
--------------------------------------------------------
54              20639           0               2311
--------------------------------------------------------
55              5671EE          A1              12395
--------------------------------------------------------
56              42113           0               7139
--------------------------------------------------------
57              20684           0               2311
--------------------------------------------------------
58              20643           0               2311
--------------------------------------------------------
59              35951           0               4716
--------------------------------------------------------
60              20645           0               2311
--------------------------------------------------------
                                     TOTAL      221617
--------------------------------------------------------

RTI ROCKAWAY LOAD A1

MODULE 2                                                          [PURIDEC LOGO]

--------------------------------------------------------
POSITION        IDENTITY        LOAD            ACTIVITY
--------------------------------------------------------
1               20629           0               2357
--------------------------------------------------------
2               20635           0               2357
--------------------------------------------------------
3               20674           0               2357
--------------------------------------------------------
4               20652           0               2698
--------------------------------------------------------
5               42117           0               7139
--------------------------------------------------------
6               5636EE          A1              11253
--------------------------------------------------------
7               35797           0               5226
--------------------------------------------------------
8               20685           0               2311
--------------------------------------------------------
9               20637           0               2311
--------------------------------------------------------
10              12406           0               2137
--------------------------------------------------------
11              12262           0               2137
--------------------------------------------------------
12              20641           0               2311
--------------------------------------------------------
13              12401           0               2137
--------------------------------------------------------
14              12383           0               2137
--------------------------------------------------------
15              12409           0               2137
--------------------------------------------------------
16              5545EE          A1              12606
--------------------------------------------------------
17              12256           0               2137
--------------------------------------------------------
18              12404           0               2137
--------------------------------------------------------
19              37783           0               5833
--------------------------------------------------------
20              12407           0               2137
--------------------------------------------------------
21              12408           0               2137
--------------------------------------------------------
22              20636           0               2357
--------------------------------------------------------
23              12265           0               2137
--------------------------------------------------------
24              20632           0               2357
--------------------------------------------------------
25              12378           0               2137
--------------------------------------------------------
26              12412           0               2137
--------------------------------------------------------
27              12377           0               2137
--------------------------------------------------------
28              12270           0               2137
--------------------------------------------------------
29              12271           0               2137
--------------------------------------------------------
30              12414           0               2137
--------------------------------------------------------
31              12376           0               2137
--------------------------------------------------------
32              12274           0               2137
--------------------------------------------------------
33              Dummy                           0
--------------------------------------------------------
34              42115           0               7139
--------------------------------------------------------
35              Dummy                           0
--------------------------------------------------------
36              12280           0               2137
--------------------------------------------------------
37              12257           0               2137
--------------------------------------------------------
38              12258           0               2137
--------------------------------------------------------
39              12259           0               2137
--------------------------------------------------------
40              12260           0               2137
--------------------------------------------------------
41              12261           0               2137
--------------------------------------------------------
42              P143            0               2278
--------------------------------------------------------
43              12384           0               2137
--------------------------------------------------------
44              20628           0               2357
--------------------------------------------------------
45              P137            0               2219
--------------------------------------------------------
46              20676           0               2357
--------------------------------------------------------
47              20655           0               2610
--------------------------------------------------------
48              P162            0               2315
--------------------------------------------------------
49              P145            0               1331
--------------------------------------------------------
50              5647EE          A1              12199
--------------------------------------------------------
51              42114           0               7139
--------------------------------------------------------
52              Dummy                           0
--------------------------------------------------------
53              P165            0               1848
--------------------------------------------------------
54              20677           0               2357
--------------------------------------------------------
55              Dummy                           0
--------------------------------------------------------
56              35796           0               5226
--------------------------------------------------------
57              20693           0               2311
--------------------------------------------------------
58              35795           0               5226
--------------------------------------------------------
59              5666EE          A1              11778
--------------------------------------------------------
60              20691           0               2311
--------------------------------------------------------
                                     TOTAL      189883
--------------------------------------------------------

RTI ROCKAWAY LOAD A1

MODULE 3                                                              [PURIDEC]

--------------------------------------------------------
POSITION        IDENTITY        LOAD            ACTIVITY
--------------------------------------------------------
1               35960           0               4058
--------------------------------------------------------
2               12381           0               2137
--------------------------------------------------------
3               20682           0               2311
--------------------------------------------------------
4               38208           0               5690
--------------------------------------------------------
5               35799           0               5111
--------------------------------------------------------
6               42151           0               7139
--------------------------------------------------------
7               35891           0               5111
--------------------------------------------------------
8               38220           0               5690
--------------------------------------------------------
9               42160           0               7488
--------------------------------------------------------
10              38216           0               5690
--------------------------------------------------------
11              20668           0               2311
--------------------------------------------------------
12              20680           0               2311
--------------------------------------------------------
13              ??? I                           0
--------------------------------------------------------
14              12278           0               2137
--------------------------------------------------------
15              ??? II                          0
--------------------------------------------------------
16              37788           0               5833
--------------------------------------------------------
17              Dummy                           0
--------------------------------------------------------
18              GEP-H           0               1100
--------------------------------------------------------
19              Dummy                           0
--------------------------------------------------------
20              12282           0               2137
--------------------------------------------------------
21              Dummy                           0
--------------------------------------------------------
22              GEP-H           0               1100
--------------------------------------------------------
23              Dummy                           0
--------------------------------------------------------
24              12279           0               2137
--------------------------------------------------------
25              20654           0               2610
--------------------------------------------------------
26              Dummy                           0
--------------------------------------------------------
27              GEP-H           0               1100
--------------------------------------------------------
28              Dummy                           0
--------------------------------------------------------
29              12395           0               2137
--------------------------------------------------------
30              20683           0               2311
--------------------------------------------------------
31              Dummy                           0
--------------------------------------------------------
32              Dummy                           0
--------------------------------------------------------
33              Dummy                           0
--------------------------------------------------------
34              Dummy                           0
--------------------------------------------------------
35              12392           0               2137
--------------------------------------------------------
36              20686           0               2311
--------------------------------------------------------
37              Dummy                           0
--------------------------------------------------------
38              Dummy                           0
--------------------------------------------------------
39              Dummy                           0
--------------------------------------------------------
40              Dummy                           0
--------------------------------------------------------
41              Dummy                           0
--------------------------------------------------------
42              Dummy                           0
--------------------------------------------------------
43              Dummy                           0
--------------------------------------------------------
44              Dummy                           0
--------------------------------------------------------
45              12390           0               2137
--------------------------------------------------------
46              20644           0               2311
--------------------------------------------------------
47              12411           0               2137
--------------------------------------------------------
48              38217           0               5690
--------------------------------------------------------
49              Dummy                           0
--------------------------------------------------------
50              Dummy                           0
--------------------------------------------------------
51              Dummy                           0
--------------------------------------------------------
52              Dummy                           0
--------------------------------------------------------
53              Dummy                           0
--------------------------------------------------------
54              Dummy                           0
--------------------------------------------------------
55              Dummy                           0
--------------------------------------------------------
56              Dummy                           0
--------------------------------------------------------
57              Dummy                           0
--------------------------------------------------------
58              Dummy                           0
--------------------------------------------------------
59              Dummy                           0
--------------------------------------------------------
60              Dummy                           0
--------------------------------------------------------
                                     TOTAL      94367
--------------------------------------------------------

RTI ROCKAWAY LOAD A1                      [PURIDEC LOGO]

MODULE 4

--------------------------------------------------------
POSITION        IDENTITY        LOAD            ACTIVITY
--------------------------------------------------------
1               12391           0               2137
--------------------------------------------------------
2               Dummy                           0
--------------------------------------------------------
3               36954           0               4789
--------------------------------------------------------
4               20670           0               2357
--------------------------------------------------------
5               38222           0               5690
--------------------------------------------------------
6               Dummy                           0
--------------------------------------------------------
7               Dummy                           0
--------------------------------------------------------
8               Dummy                           0
--------------------------------------------------------
9               38198           0               5690
--------------------------------------------------------
10              Dummy                           0
--------------------------------------------------------
11              12388           0               2137
--------------------------------------------------------
12              Dummy                           0
--------------------------------------------------------
13              20647           0               2311
--------------------------------------------------------
14              Dummy                           0
--------------------------------------------------------
15              12400           0               2137
--------------------------------------------------------
16              42159           0               7139
--------------------------------------------------------
17              12410           0               2137
--------------------------------------------------------
18              20707           0               2311
--------------------------------------------------------
19              12415           0               2137
--------------------------------------------------------
20              20648           0               2311
--------------------------------------------------------
21              Dummy                           0
--------------------------------------------------------
22              12399           0               2137
--------------------------------------------------------
23              42152           0               7139
--------------------------------------------------------
24              20675           0               2311
--------------------------------------------------------
25              12417           0               2137
--------------------------------------------------------
26              35798           0               5111
--------------------------------------------------------
27              12393           0               2137
--------------------------------------------------------
28              20694           0               2311
--------------------------------------------------------
29              Dummy                           0
--------------------------------------------------------
30              12403           0               2137
--------------------------------------------------------
31              Dummy                           0
--------------------------------------------------------
32              NPI                             700
--------------------------------------------------------
33              12398           0               2137
--------------------------------------------------------
34              Dummy                           0
--------------------------------------------------------
35              20672           0               2357
--------------------------------------------------------
36              P139            0               1574
--------------------------------------------------------
37              Dummy                           0
--------------------------------------------------------
38              12272           0               2137
--------------------------------------------------------
39              Dummy                           0
--------------------------------------------------------
40              35890           0               5111
--------------------------------------------------------
41              Dummy                           0
--------------------------------------------------------
42              42158           0               7139
--------------------------------------------------------
43              Dummy                           0
--------------------------------------------------------
44              Dummy                           0
--------------------------------------------------------
45              Dummy                           0
--------------------------------------------------------
46              Dummy                           0
--------------------------------------------------------
47              38221           0               5690
--------------------------------------------------------
48              Dummy                           0
--------------------------------------------------------
49              Dummy                           0
--------------------------------------------------------
50              Dummy                           0
--------------------------------------------------------
51              Dummy                           0
--------------------------------------------------------
52              Dummy                           0
--------------------------------------------------------
53              Dummy                           0
--------------------------------------------------------
54              Dummy                           0
--------------------------------------------------------
55              Dummy                           0
--------------------------------------------------------
56              Dummy                           0
--------------------------------------------------------
57              Dummy                           0
--------------------------------------------------------
58              Dummy                           0
--------------------------------------------------------
59              Dummy                           0
--------------------------------------------------------
60              Dummy                           0
--------------------------------------------------------
                                     TOTAL      ?????
--------------------------------------------------------

RTI ROCKAWAY LOAD A1                      [PURIDEC LOGO]

MODULE 5

--------------------------------------------------------
POSITION        IDENTITY        LOAD            ACTIVITY
--------------------------------------------------------
1               NPI-39          0               918
--------------------------------------------------------
2               NPI-30          0               655
--------------------------------------------------------
3               NPI-9           0               713
--------------------------------------------------------
4               NPI-1           0               916
--------------------------------------------------------
5               NPI-4           0               879
--------------------------------------------------------
6               NPI-15          0               832
--------------------------------------------------------
7               NPI-14          0               647
--------------------------------------------------------
8               NPI-6           0               710
--------------------------------------------------------
9               NPI-45          0               852
--------------------------------------------------------
10              NPI-37          0               677
--------------------------------------------------------
11              NPI-19          0               660
--------------------------------------------------------
12              NPI-5           0               777
--------------------------------------------------------
13              NPI-38          0               667
--------------------------------------------------------
14              NPI-31          0               803
--------------------------------------------------------
15              NPI-81          0               778
--------------------------------------------------------
16              NPI-81          0               778
--------------------------------------------------------
17              NPI-17          0               789
--------------------------------------------------------
18              NPI-81          0               778
--------------------------------------------------------
19              NPI-35          0               672
--------------------------------------------------------
20              NPI-23          0               636
--------------------------------------------------------
21              NPI-24          0               645
--------------------------------------------------------
22              NPI-36          0               725
--------------------------------------------------------
23              NPI-46          0               854
--------------------------------------------------------
24              NPI-41          0               848
--------------------------------------------------------
25              NPI-20          0               903
--------------------------------------------------------
26              NPI-48          0               698
--------------------------------------------------------
27              NPI-44          0               846
--------------------------------------------------------
28              NPI             0               700
--------------------------------------------------------
29              NPI             0               700
--------------------------------------------------------
30              GEP-H           0               1100
--------------------------------------------------------
31              GEP-H           0               1100
--------------------------------------------------------
32              GEP-H           0               1100
--------------------------------------------------------
33              GEP-H           0               1100
--------------------------------------------------------
34              GEP-H           0               1100
--------------------------------------------------------
35              GEP-H           0               1100
--------------------------------------------------------
36              GE              0               1100
--------------------------------------------------------
37              GEP-H           0               1100
--------------------------------------------------------
38              GEP-H           0               1100
--------------------------------------------------------
39              GEP-H           0               1100
--------------------------------------------------------
40              GEP-H           0               1100
--------------------------------------------------------
41              GEP-H           0               1100
--------------------------------------------------------
42              GEP-H           0               1100
--------------------------------------------------------
43              GEP-H           0               1100
--------------------------------------------------------
44              GEP-H           0               1100
--------------------------------------------------------
45              GEP-H           0               1100
--------------------------------------------------------
46              Dummy           0               0
--------------------------------------------------------
47              Blank                           0
--------------------------------------------------------
48              Blank                           0
--------------------------------------------------------
49              Blank                           0
--------------------------------------------------------
50              Blank                           0
--------------------------------------------------------
51              Blank                           0
--------------------------------------------------------
52              Blank                           0
--------------------------------------------------------
53              Blank                           0
--------------------------------------------------------
54              Blank                           0
--------------------------------------------------------
55              Blank                           0
--------------------------------------------------------
56              Blank                           0
--------------------------------------------------------
57              Blank                           0
--------------------------------------------------------
58              Blank                           0
--------------------------------------------------------
59              Blank                           0
--------------------------------------------------------
60              Blank                           0
--------------------------------------------------------
                                     TOTAL      ?????
--------------------------------------------------------

RTI ROCKAWAY LOAD A1                      [PURIDEC LOGO]

MODULE 6

--------------------------------------------------------
POSITION        IDENTITY        LOAD            ACTIVITY
--------------------------------------------------------
1               NPI-22          0               644
--------------------------------------------------------
2               NPI-42          0               801
--------------------------------------------------------
3               NPI-8           0               710
--------------------------------------------------------
4               NPI-10          0               776
--------------------------------------------------------
5               NPI-13          0               650
--------------------------------------------------------
6               NPI-3           0               927
--------------------------------------------------------
7               NPI-21          0               642
--------------------------------------------------------
8               NPI-29          0               692
--------------------------------------------------------
9               NPI-26          0               642
--------------------------------------------------------
10              NPI-12          0               843
--------------------------------------------------------
11              NPI-11          0               639
--------------------------------------------------------
12              NPI-25          0               622
--------------------------------------------------------
13              NPI-23          0               681
--------------------------------------------------------
14              NPI-34          0               678
--------------------------------------------------------
15              NPI-43          0               841
--------------------------------------------------------
16              NPI-40          0               918
--------------------------------------------------------
17              NPI-47          0               716
--------------------------------------------------------
18              NPI-16          0               807
--------------------------------------------------------
19              GEP-H           0               1100
--------------------------------------------------------
20              GEP-H           0               1100
--------------------------------------------------------
21              GEP-H           0               1100
--------------------------------------------------------
22              GEP-H           0               1100
--------------------------------------------------------
23              GEP-H           0               1100
--------------------------------------------------------
24              GEP-H           0               1100
--------------------------------------------------------
25              GEP-H           0               1100
--------------------------------------------------------
26              GEP-H           0               1100
--------------------------------------------------------
27              GEP-H           0               1100
--------------------------------------------------------
28              GEP-H           0               1100
--------------------------------------------------------
29              GEP-H           0               1100
--------------------------------------------------------
30              GEP-H           0               1100
--------------------------------------------------------
31              GEP-H           0               1100
--------------------------------------------------------
32              GEP-H           0               1100
--------------------------------------------------------
33              GEP-H           0               1100
--------------------------------------------------------
34              GEP-H           0               1100
--------------------------------------------------------
35              GEP-H           0               1100
--------------------------------------------------------
36              GEP-H           0               1100
--------------------------------------------------------
37              GEP-H           0               1100
--------------------------------------------------------
38              GEP-H           0               1100
--------------------------------------------------------
39              GEP-H           0               1100
--------------------------------------------------------
40              GEP-H           0               1100
--------------------------------------------------------
41              GEP-H           0               1100
--------------------------------------------------------
42              GEP-H           0               1100
--------------------------------------------------------
43              GEP-H           0               1100
--------------------------------------------------------
44              GEP-H           0               1100
--------------------------------------------------------
45              GEP-H           0               1100
--------------------------------------------------------
46              Dummy           0               0
--------------------------------------------------------
47              Blank                           0
--------------------------------------------------------
48              Blank                           0
--------------------------------------------------------
49              Blank                           0
--------------------------------------------------------
50              Blank                           0
--------------------------------------------------------
51              Blank                           0
--------------------------------------------------------
52              Blank                           0
--------------------------------------------------------
53              Blank                           0
--------------------------------------------------------
54              Blank                           0
--------------------------------------------------------
55              Blank                           0
--------------------------------------------------------
56              Blank                           0
--------------------------------------------------------
57              Blank                           0
--------------------------------------------------------
58              Blank                           0
--------------------------------------------------------
59              Blank                           0
--------------------------------------------------------
60              Blank                           0
--------------------------------------------------------
                                     TOTAL      42,936
--------------------------------------------------------

RTI ROCKAWAY LOAD A1                             [LOGO]

MODULE 7

--------------------------------------------------------
POSITION        IDENTITY        LOAD            ACTIVITY
--------------------------------------------------------
1               5518EE          A1              13026
--------------------------------------------------------
2               P160            0               1275
--------------------------------------------------------
3               38228           0               5690
--------------------------------------------------------
4               20681           0               2311
--------------------------------------------------------
5               42119           0               7139
--------------------------------------------------------
6               P141            0               1711
--------------------------------------------------------
7               20678           0               2311
--------------------------------------------------------
8               Dummy                           0
--------------------------------------------------------
9               P169            0               1152
--------------------------------------------------------
10              12389           0               2137
--------------------------------------------------------
11              12413           0               2137
--------------------------------------------------------
12              29692           0               2311
--------------------------------------------------------
13              20708           0               2311
--------------------------------------------------------
14              20673           0               2311
--------------------------------------------------------
15              20649           0               2311
--------------------------------------------------------
16              5660EE          A1              12094
--------------------------------------------------------
17              Dummy                           0
--------------------------------------------------------
18              20679           0               2311
--------------------------------------------------------
19              Dummy                           0
--------------------------------------------------------
20              42165           0               7139
--------------------------------------------------------
21              38233           0               5690
--------------------------------------------------------
22              12402           0               2137
--------------------------------------------------------
23              12266           0               2137
--------------------------------------------------------
24              12379           0               2137
--------------------------------------------------------
25              Dummy                           0
--------------------------------------------------------
26              12277           0               2137
--------------------------------------------------------
27              12281           0               2137
--------------------------------------------------------
28              12263           0               2137
--------------------------------------------------------
29              12382           0               2137
--------------------------------------------------------
30              12283           0               2137
--------------------------------------------------------
31              12284           0               2137
--------------------------------------------------------
32              12273           0               2137
--------------------------------------------------------
33              12276           0               2137
--------------------------------------------------------
34              35948           0               4716
--------------------------------------------------------
35              5657EE          A1              12395
--------------------------------------------------------
36              12275           0               2137
--------------------------------------------------------
37              Dummy                           0
--------------------------------------------------------
38              12264           0               2137
--------------------------------------------------------
39              42163           0               7139
--------------------------------------------------------
40              12267           0               2137
--------------------------------------------------------
41              12386           0               2137
--------------------------------------------------------
42              Dummy                           0
--------------------------------------------------------
43              Dummy                           0
--------------------------------------------------------
44              P171            0               1968
--------------------------------------------------------
45              Dummy                           0
--------------------------------------------------------
46              42162           0               7139
--------------------------------------------------------
47              Dummy                           0
--------------------------------------------------------
48              12285           0               2137
--------------------------------------------------------
49              Dummy                           0
--------------------------------------------------------
50              12387           0               2137
--------------------------------------------------------
51              35949           0               4716
--------------------------------------------------------
52              5513EE          A1              12186
--------------------------------------------------------
53              Dummy                           0
--------------------------------------------------------
54              12405           0               2137
--------------------------------------------------------
55              Dummy                           0
--------------------------------------------------------
56              12385           0               2137
--------------------------------------------------------
57              38197           0               5690
--------------------------------------------------------
58              35950           0               4716
--------------------------------------------------------
59              38227           0               5690
--------------------------------------------------------
60              P163            0               1134
--------------------------------------------------------
                                     TOTAL      183447
--------------------------------------------------------

RTI ROCKAWAY LOAD A1                              [LOGO]

MODULE 8

--------------------------------------------------------
POSITION        IDENTITY        LOAD            ACTIVITY
--------------------------------------------------------
1               5674EE          A1              12620
--------------------------------------------------------
2               P139            0               1574
--------------------------------------------------------
3               38215           0               5690
--------------------------------------------------------
4               35961           0               3846
--------------------------------------------------------
5               20657           0               2610
--------------------------------------------------------
6               Dummy                           0
--------------------------------------------------------
7               38205           0               5690
--------------------------------------------------------
8               20690           0               2311
--------------------------------------------------------
9               P147            0               1416
--------------------------------------------------------
10              5650EE          A1              12501
--------------------------------------------------------
11              20688           0               2311
--------------------------------------------------------
12              28876           0               4114
--------------------------------------------------------
13              38276           0               5690
--------------------------------------------------------
14              20671           0               2357
--------------------------------------------------------
15              28875           0               4114
--------------------------------------------------------
16              Dummy                           0
--------------------------------------------------------
17              42161           0               7139
--------------------------------------------------------
18              Dummy                           0
--------------------------------------------------------
19              20663           0               2556
--------------------------------------------------------
20              28877           0               4114
--------------------------------------------------------
21              20664           0               2556
--------------------------------------------------------
22              20669           0               2556
--------------------------------------------------------
23              42167           0               7139
--------------------------------------------------------
24              Dummy                           0
--------------------------------------------------------
25              20660           0               2556
--------------------------------------------------------
26              20659           0               2610
--------------------------------------------------------
27              20658           0               2610
--------------------------------------------------------
28              5550EE          A1              11673
--------------------------------------------------------
29              38195           0               5690
--------------------------------------------------------
30              Dummy                           0
--------------------------------------------------------
31              28878           0               4114
--------------------------------------------------------
32              Dummy                           0
--------------------------------------------------------
33              38232           0               5690
--------------------------------------------------------
34              P14                             0
--------------------------------------------------------
35              28889           0               4114
--------------------------------------------------------
36              Dummy                           0
--------------------------------------------------------
37              38213           0               5690
--------------------------------------------------------
38              Dummy                           0
--------------------------------------------------------
39              28888           0               4114
--------------------------------------------------------
40              Dummy                           0
--------------------------------------------------------
41              12397           0               2137
--------------------------------------------------------
42              38229           0               5690
--------------------------------------------------------
43              28890           0               4114
--------------------------------------------------------
44              Dummy                           0
--------------------------------------------------------
45              38193           0               5690
--------------------------------------------------------
46              28891           0               4114
--------------------------------------------------------
47              Dummy                           0
--------------------------------------------------------
48              28887           0               4114
--------------------------------------------------------
49              5570EE          A1              11766
--------------------------------------------------------
50              35908           0               5226
--------------------------------------------------------
51              Dummy                           0
--------------------------------------------------------
52              P158            0               2977
--------------------------------------------------------
53              5554EE          A1              12290
--------------------------------------------------------
54              35943           0               4716
--------------------------------------------------------
55              P161            0               2768
--------------------------------------------------------
56              37774           0               5833
--------------------------------------------------------
57              P140            0               2601
--------------------------------------------------------
58              20665           0               2556
--------------------------------------------------------
59              42164           0               7139
--------------------------------------------------------
60              20666           0               2556
--------------------------------------------------------
                                     TOTAL      228048
--------------------------------------------------------

                               PROCESS TECHNOLOGY
                                OF NORTH CAROLINA

                                COBALT LOAD AS OF
                               SEPTEMBER 30, 1993

                                 MODULE NUMBER 1

CURIE COUNT AS OF:  SEPTEMBER 30, 1993

TOTAL CURIES   49,388     PERCENT OF TOTAL   3.35%

LOADED BY J. SCHLECHT        CHECKED BY M. MOORE

DATE LOADED:  AUGUST 20, 1992       DATE VERIFIED:  OCTOBER 2, 1993

TYPE NORDION

POS     PENCIL #     ACTIVITY       POS     PENCIL #   ACTIVITY
---     --------     --------       ---     --------   --------

1       13669        1817           19      SPACER     0
2       13722        1817           20      19289      2029
3       13624        1896           21      13082      1983
4       SPACER       0              22      SPACER     0
5       13711        1847           23      13085      1983
6       SPACER       0              24      13084      1983
7       13090        2006           25      SPACER     0
8       13044        1951           26      19298      2029
9       13080        1983           27      19283      2029
10      SPACER       0              28      SPACER     0
11      13668        1817           29      19285      2029
12      13069        2006           30      19279      1951
13      SPACER       0              31      SPACER     0
14      13629        1817           32      19266      1986
15      13079        2006           33      19275      1986
16      SPACER       0              34      SPACER     0
17      13219        2924           35      13688      1825
18      13627        1817           36      19226      1871

                               PROCESS TECHNOLOGY
                                OF NORTH CAROLINA

                                COBALT LOAD AS OF
                               SEPTEMBER 30, 1993

                                 MODULE NUMBER 2

CURIE COUNT AS OF:  SEPTEMBER 30, 1993

TOTAL CURIES   191702     PERCENT OF TOTAL   12.99%

LOADED BY JOHN SCHLECHT        CHECKED BY M. MOORE

DATE LOADED:  OCTOBER 2, 1993

TYPE  Nordian/AMERSHAM

POS     PENCIL #     ACTIVITY       POS     PENCIL #   ACTIVITY
---     --------     --------       ---     --------   --------

1       0920EE       7589           19      19284      1873
2       42014        9612           20      13185      2840
3       38362        7153           21      38623      5916
4       0883EE       7533           22      19221      1728
5       0890EE       7569           23      0905EE     7066
6       13222        2840           24      13720      1685
7       42226        9612           25      38624      5916
8       38622        6294           26      13217      2669
9       0906EE       7567           27      42012      9612
10      13078        2006           28      13213      2453
11      42222        9612           29      0876EE     7053
12      13216        2840           30      13183      2669
13      19228        1838           31      38355      6723
14      42218        9612           32      13186      2669
15      0917EE       7533           33      O851EE     7661
16      13719        1794           34      13187      2669
17      38363        7153           35      0916EE     7050
18      13181        2840           36      13211      2453

                               PROCESS TECHNOLOGY
                                OF NORTH CAROLINA

                                COBALT LOAD AS OF
                               SEPTEMBER 30, 1993

                                 MODULE NUMBER 3

CURIE COUNT AS OF:  SEPTEMBER 30, 1993

TOTAL CURIES   189,418     PERCENT OF TOTAL   12.83%

LOADED BY  J. SCHLECHT        CHECKED BY M. MOORE

DATE LOADED:  OCTOBER 2, 1993

TYPE  Nordian/Amersham

POS     PENCIL #     ACTIVITY       POS     PENCIL #   ACTIVITY
---     --------     --------       ---     --------   --------

1       19232        1879           19      13095      1854
2       0914EE       7721           20      38628      5916
3       38370        7153           21      13096      1854
4       19276        1951           22      38627      5916
5       42250        9770           23      19294      1873
6       38625        6294           24      0915EE     7522
7       13221        2840           25      13182      2669
8       0919EE       7804           26      38369      6723
9       19267        1951           27      13218      2669
10      13625        1731           28      0913EE     7546
11      38626        6294           29      13212      2453
12      19264        1951           30      42235      9612
13      0909EE       7836           31      13214      2453
14      19280        1993           32      0901EE     7677
15      13068        1949           33      42249      9770
16      38364        7153           34      42232      9612
17      13092        1972           35      42248      9770
18      0900EE       7441           36      0902EE     7846

                               PROCESS TECHNOLOGY
                                OF NORTH CAROLINA

                                COBALT LOAD AS OF
                               SEPTEMBER 30, 1993

                                 MODULE NUMBER 4

CURIE COUNT AS OF:  SEPTEMBER 30, 1993

TOTAL CURIES   49,564     PERCENT OF TOTAL   3.24%

LOADED BY  ERIC HESTER        CHECKED BY  P.O. SHAPIRO

DATE LOADED:  OCTOBER 2, 1993

TYPE  NPI

POS     PENCIL #     ACTIVITY
---     --------     --------

 1      N8122        3152
 2      N8161        3161
 3      N8147        3730
 4      N8151        3551
 5      N8159        3022
 6      N8112        3696
 7      N8172        3119
 8      N8102        2627
 9      N8168        3841
 10     N8166        3764
 11     N8177        3852
 12     N8128        3351
 13     N8140        3040
 14     N8175        2400
 15     N8179        3258

                               PROCESS TECHNOLOGY
                                OF NORTH CAROLINA

                                COBALT LOAD AS OF
                               SEPTEMBER 30, 1993

                                 MODULE NUMBER 5

CURIE COUNT AS OF:  SEPTEMBER 30, 1993

TOTAL CURIES   45,328     PERCENT OF TOTAL   2.83%

LOADED BY  ERIC HESTER        CHECKED BY  P.O. SHAPIRO

DATE LOADED:  October 2, 1993

TYPE  NPI

POS     PENCIL #     ACTIVITY
---     --------     --------

1       N8117        3569
2       N8106        3112
3       N8105        3010
4       N8135        2929
5       N8119        2476
6       N8144        2847
7       N8101        3002
8       N3113        2868
9       N8137        2769
10      N8136        3294
11      N8103        3108
12      N8163        2823
13      N8125        3135
14      N8116        3197
15      N8155        3189

                               PROCESS TECHNOLOGY
                                OF NORTH CAROLINA

                                COBALT LOAD AS OF
                               SEPTEMBER 30, 1993

                                 MODULE NUMBER 6

CURIE COUNT AS OF:  SEPTEMBER 30, 1993

TOTAL CURIES   180,113     PERCENT OF TOTAL   6.14%

LOADED BY  J. SCHLECHT        CHECKED BY M. MOORE

DATE LOADED:  October 2, 1993

TYPE  Nordian/Amersham

POS     PENCIL #     ACTIVITY       POS     PENCIL #   ACTIVITY
---     --------     --------       ---     --------   --------

1       1642EE       10289          19      13687      1794
2       19222        1838           20      13714      1794
3       13623        1842           21      1643EE     11074
4       42244        9770           22      13622      1842
5       19282        1993           23      13053      1949
6       1627EE       10715          24      1609EE     9176
7       13051        1949           25      13046      1896
8       1626EE       10979          26      19293      1993
9       19299        1993           27      1623EE     11111
10      19219        1838           28      13715      1794
11      19286        1993           29      19273      1951
12      1641EE       10282          30      1631EE     10616
13      13047        1896           31      19270      1951
14      13717        1794           32      42240      9770
15      1659EE       11016          33      19278      1951
16      13052        1949           34      13640      1765
17      13050        1949           35      19281      1993
18      42241        9770           36      1660EE     11838

                               PROCESS TECHNOLOGY
                                OF NORTH CAROLINA

                                COBALT LOAD AS OF
                               SEPTEMBER 30, 1993

                                 MODULE NUMBER 7

CURIE COUNT AS OF:  SEPTEMBER 30, 1993

TOTAL CURIES   180,320     PERCENT OF TOTAL   6.06%

LOADED BY  J. SCHLECHT        CHECKED BY M. MOORE

DATE LOADED:  October 2, 1993

TYPE  Nordian/Amersham

POS     PENCIL #     ACTIVITY       POS     PENCIL #   ACTIVITY
---     --------     --------       ---     --------   --------

1       1636EE       10854          19      13705      1765
2       13710        1794           20      19257      1879
3       13628        1765           21      1654EE     10265
4       19243        1879           22      13704      1765
5       42245        9770           23      1664EE     10673
6       13679        1765           24      19252      1879
7       13692        1765           25      0861EE     7450
8       162SEE       10833          26      13702      1765
9       19224        1838           27      1630EE     10209
10      0918EE       7631           28      13077      1949
11      13677        1765           29      13066      1949
12      1657EE       10262          30      1661EE     10734
13      19274        1951           31      13067      1949
14      13073        1949           32      13680      1765
15      42247        9770           33      1658EE     10255
16      13074        1949           34      13693      1765
17      19236        1879           35      29288      1993
15      1667EE       10690          36      1634EE     10202

                               PROCESS TECHNOLOGY
                                OF NORTH CAROLINA

                                COBALT LOAD AS OF
                               SEPTEMBER 30, 1993

                                 MODULE NUMBER 8

CURIE COUNT AS OF:  SEPTEMBER 30, 1993

TOTAL CURIES   43,900     PERCENT OF TOTAL   1.98%

LOADED BY  J. SCHLECHT        CHECKED BY M. MOORE

DATE LOADED:  October 2, 1993

TYPE  Nordian

POS     PENCIL #     ACTIVITY       POS     PENCIL #   ACTIVITY
---     --------     --------       ---     --------   --------

1       13056        1864           19      13673      1688
3       13675        1765           20      spacer     0
3       13700        1688           21      13690      1688
4       spacer       0              22      13706      1765
5       13086        1864           23      13672      1689
6       13678        1765           24      spacer     0
7       13686        1688           25      19300      1792
8       spacer       0              26      13684      1765
9       13048        1814           27      13660      1688
17      13721        1765           28      SPACER     0
11      19272        1867           29      13091      1864
12      spacer       0              30      13691      1688
13      19223        1759           31      13665      1764
14      13703        1765           32      SPACER     0
15      13666        1688           33      13674      1764
16      spacer       0              34      SPACER     0
17      13671        1688           35      SPACER     0
15      13701        1765           36      SPACER     0

                               PROCESS TECHNOLOGY
                                OF NORTH CAROLINA

                                COBALT LOAD AS OF
                               SEPTEMBER 30, 1993

                                 MODULE NUMBER 9

CURIE COUNT AS OF:  SEPTEMBER 30, 1993

TOTAL CURIES   44,214     PERCENT OF TOTAL   2.32%

LOADED BY  J. SCHLECHT        CHECKED BY M. MOORE

DATE LOADED:  October 2, 1993

TYPE  NORDION

POS     PENCIL #     ACTIVITY       POS     PENCIL #   ACTIVITY
---     --------     --------       ---     --------   --------

1       SPACER       0              19      13636      1765
2       SPACER       0              20      13638      1765
3       SPACER       0              21      SPACER     0
4       13670        1764           22      13626      1765
5       SPACER       0              23      13631      1764
6       13667        1764           24      13683      1765
7       13630        1764           25      SPACER     0
8       13664        1765           26      13633      1764
9       SPACER       0              27      13689      1776
10      13645        1765           28      13685      1776
11      13642        1765           29      SPACER     0
12      13708        1765           30      13698      1777
13      SPACER       0              31      13694      1777
14      13643        1765           32      13695      1777
15      13646        1765           33      SPACER     0
16      19215        1765           34      13696      1777
17      SPACER       0              35      13699      1777
18      13663        1765           36      13639      1777

                               PROCESS TECHNOLOGY
                                OF NORTH CAROLINA

                                COBALT LOAD AS OF
                               SEPTEMBER 30, 1993

                                MODULE NUMBER 10

CURIE COUNT AS OF:  SEPTEMBER 30, 1993

TOTAL CURIES   176,820     PERCENT OF TOTAL   6.20%

LOADED BY  J. SCHLECHT        CHECKED BY M. MOORE

DATE LOADED:  October 2, 1993

TYPE  Nordian/Amersham


POS     PENCIL #     ACTIVITY       POS     PENCIL #   ACTIVITY
---     --------     --------       ---     --------   --------

1       1645EE       10140          19      13076      1962
2       1637EE       10574          20      19253      1892
3       1652EE       10063          21      13093      1986
4       1638EE       10123          22      1651EE     9431
5       0911EE       7667           23      13697      1777
6       19294        1886           24      19254      1892
7       1633EE       10096          25      42261      10287
8       13072        1962           26      13065      1962
9       13716        1806           27      19268      1965
10      13064        1962           28      19251      1892
11      0903EE       7506           29      13061      1962
12      13718        1806           30      1596EE     9025
13      1604EE       9461           31      13049      1909
14      19296        2007           32      13060      1962
15      13058        1962           33      1663EE     10671
16      1646EE       9317           34      19373      2184
17      13075        1962           35      13089      1962
18      13059        1962           36      42231      9837

                               PROCESS TECHNOLOGY
                                OF NORTH CAROLINA

                                COBALT LOAD AS OF
                               SEPTEMBER 30, 1993

                                MODULE NUMBER 11

CURIE COUNT AS OF:  SEPTEMBER 30, 1993

TOTAL CURIES   177,251     PERCENT OF TOTAL   6.24%

LOADED BY  J. SCHLECHT        CHECKED BY M. MOORE

DATE LOADED:  October 2, 1993

TYPE  Nordian/Amersham

POS     PENCIL #     ACTIVITY       POS     PENCIL #   ACTIVITY
---     --------     --------       ---     --------   --------

1       1611EE       9600           19      19372      2169
2       13088        1949           20      19214      1765
3       42237        9770           21      13055      1949
4       19271        1951           22      13661      1796
5       1648EE       10181          23      19255      1879
6       13637        1765           24      0870EE     7473
7       13676        1765           25      19260      1851
8       19297        1993           26      19248      1879
9       13634        1765           27      1649EE     10250
10      13635        1765           28      13071      1949
11      19374        2169           29      13087      1949
12      13057        1949           30      1644EE     9549
13      42238        9770           31      19247      1879
14      13220        2840           32      1619EE     9589
15      1647EE       9975           33      1616EE     9586
16      13215        2657           34      1639EE     10198
17      13662        1765           35      1653EE     10208
18      1640EE       10218          36      0899EE     7486

                               PROCESS TECHNOLOGY
                                OF NORTH CAROLINA

                                COBALT LOAD AS OF
                               SEPTEMBER 30, 1993

                                MODULE NUMBER 12

CURIE COUNT AS OF:  SEPTEMBER 30, 1993

TOTAL CURIES   41,070     PERCENT OF TOTAL   2.37%

LOADED BY  J. SCHLECHT        CHECKED BY M. MOORE

DATE LOADED:  October 2, 1993

TYPE  NPI

POS     PENCIL #     ACTIVITY
---     --------     --------

1       N8115        2988
2       N8131        2893
3       N8104        2897
4       N8109        2893
5       N8129        2901
6       N8133        3255
7       N8110        2748
8       N8173        2618
9       N8143        2543
10      N8111        2963
11      N8146        3391
12      N8132        2929
13      N8134        3286
14      N8107        2765

                               PROCESS TECHNOLOGY
                                OF NORTH CAROLINA

                                COBALT LOAD AS OF
                               SEPTEMBER 30, 1993

                                MODULE NUMBER 13

CURIE COUNT AS OF:  SEPTEMBER 30, 1993

TOTAL CURIES   47,543     PERCENT OF TOTAL   3.03%

LOADED BY  J. SCHLECHT        CHECKED BY M. MOORE

DATE LOADED:  October 2, 1993

TYPE  NPI

POS     PENCIL #     ACTIVITY
---     --------     --------

1       N8126        3447
2       N8154        3579
3       N8123        3281
4       N8164        3105
5       N8178        2951
6       N8170        3113
7       N8171        3193
8       N8160        3288
9       N8124        3491
10      N8108        2987
11      N8165        2895
12      N8142        2997
13      N8156        3216
14      N8162        3252
15      N8120        2748

                               PROCESS TECHNOLOGY
                                OF NORTH CAROLINA

                                COBALT LOAD AS OF
                               SEPTEMBER 30, 1993

                                MODULE NUMBER 14

CURIE COUNT AS OF:  SEPTEMBER 30, 1993

TOTAL CURIES   201,561     PERCENT OF TOTAL   13.65%

LOADED BY  J. SCHLECHT        CHECKED BY M. MOORE

DATE LOADED:  October 2, 1993

TYPE  Nordian/Amersham

POS     PENCIL #     ACTIVITY       POS     PENCIL #   ACTIVITY
---     --------     --------       ---     --------   --------

1       0896EE       7689           19      19256      1879
2       42215        9770           20      13070      1949
3       42217        9770           21      38595      6294
4       42221        9770           22      38715      6115
5       42216        9770           23      19234      1879
6       0898EE       7359           24      0904EE     7472
7       19227        1838           25      13062      1949
8       38608        6294           26      38594      6294
9       42220        9770           27      38714      6115
10      38717        6115           28      13681      1765
11      13673        1765           29      13709      1794
12      0912EE       7672           30      38717      6115
13      19245        1865           31      0840EE     7492
14      38718        6115           32      13712      1794
15      38607        6294           33      13063      1949
16      38716        6115           34      38653      6115
17      0943EE       7381           35      42214      9770
18      19277        1986           36      0891EE     7483

                               PROCESS TECHNOLOGY
                                OF NORTH CAROLINA

                                COBALT LOAD AS OF
                               SEPTEMBER 30, 1993

                                MODULE NUMBER 15

CURIE COUNT AS OF:  SEPTEMBER 30, 1993

TOTAL CURIES   205,612     PERCENT OF TOTAL   13.93%

LOADED BY  J. SCHLECHT        CHECKED BY M. MOORE

DATE LOADED:  October 2, 1993

TYPE  Nordian/Amersham

POS     PENCIL #     ACTIVITY       POS     PENCIL #   ACTIVITY
---     --------     --------       ---     --------   --------

1       0944EE       7388           19      13045       1842
2       19242        1879           20      13713       1794
3       19239        1879           21      0877EE      7405
4       42230        9770           22      13621       1896
5       38616        6294           23      38593       6294
6       38620        6294           24      38776       6115
7       19230        1879           25      38619       6294
A       0884EE       7392           26      0908EE      7406
9       19261        1951           27      19269       1951
10      19250        1879           28      42224       9770
11      38780        6115           29      38775       6115
12      0935EE       7437           30      38617       6294
13      38779        6115           31      42225       9770
14      19233        1879           32      0921EE      7407
15      0926EE       7395           33      38774       6115
16      38777        6115           34      42223       9770
17      38621        6294           35      42227       9770
18      19237        1879           36      42129       9770

                               PROCESS TECHNOLOGY
                                OF NORTH CAROLINA

                                COBALT LOAD AS OF
                               SEPTEMBER 30, 1993

                                MODULE NUMBER 16

CURIE COUNT AS OF:  SEPTEMBER 30, 1993

TOTAL CURIES   43,258     PERCENT OF TOTAL   2.83%

LOADED BY  J. SCHLECHT        CHECKED BY M. MOORE

DATE LOADED:  October 2, 1993

TYPE  Nordian/Amersham

POS     PENCIL #     ACTIVITY
---     --------     --------

1       N8149        3716
2       N8130        2866
3       N8127        2826
4       N8167        2552
5       N8174        3509
6       N8113        2819
7       N8153        2882
8       N8114        3173
9       N8148        2929
10      N8138        3269
11      N8150        3009
12      N8141        3346
13      N8121        3186
14      N8118        3176

                               PROCESS TECHNOLOGY
                                OF NORTH CAROLINA

                                COBALT LOAD AS OF
                               SEPTEMBER 30, 1993

                        PROCESS TECHNOLOGY SOURCE LOADING

                             # OF CURIES % OF TOTAL

AS OF                   10/93         08/92         10/93         08/92

MODULE #      1         49,388        57,550         2.64%        3.35%
MODULE #      2        191,702       223,390        10.25%       12.99%
MODULE #      3        189,418       220,731        10.13%       12.83%
MODULE #      4         49,564        55,766         2.65%        3.24%
MODULE #      5         45,328        48,759         2.32%        2.83%
MODULE #      6        180,113       105,653         9.63%        6.14%
MODULE #      7        180,320       104,256         9.64%        6.06%
MODULE #      8         43,900        34,126         2.35%        1.98%
M0DULE #      9         44,214        39,901         2.36%        2.32%
MODULE #      10       176,820       106,637         9.45%        6.20%
MODULE #      11       177,251       107,347         9.48%        6.24%
MODULE #      12        41,070        40,800         2.33%        2.37%
MODULE #      13        47,543        52,178         2.54%        3.03%
MODULE #      14       201,561       234,883        10.77%       13.65%
MODULE #      15       205,612       239,607        10.99%       13.93%
MODULE #      16        43,258        48,596         2.47%        2.83%

TOTAL                1,867,062     1,720,180       100.00%      100.00%

                      PROCESS TECHNOLOGY OF NORTH CAROLINA
                                Cobalt Inventory
                      as of        11-Apr-95


Source
 Type           Manufacturer    Location        Quantity        Activity
-------------------------------------------------------------------------------------
Cobalt 60       Amersham        Main Pool          77           562,377    curies
Cobalt 60       Nordian         Main Pool         286           778,507    curies
Cobalt 60       NPI             Main Pool          73           188,351    curies
Cobalt 60       NPI 14"            U-1            190            27,427    curies
Cobalt 60       NPI 1" dia.        U-1              3             5,095    curies
                                                                           curies
======================================================================================

Total Main Pool                 1,529,235    curies
Total U-1                          34,840    curies


Grand Total                     1,564,075    curies



Completed by:  /s/ W. MOORE               Date:  04/11/95
             -----------------------

New NPI Sources for Haw River.  Ci content as of 2/1/96.

N9601 - 12,170
N9602 - 12,550
N9603 - 11,450
N9604 - 12,000
N9605 - 11,030
N9606 - 12,870
N9607 - 12,290
N9608 - 11,820
N9609 - 12,090
N9610 - 12,670

Total - 120,940 Ci

                                  Exhibit 9.7

                                 Rockaway Lease